    As filed with the Securities and Exchange Commission on April 27, 2009

                                                File Nos. 333-133425; 811-21892

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-4


     Registration Statement Under The Securities Act of 1933
                          Pre-Effective Amendment No.                               [_]
                          Post-Effective Amendment No. 3                            [X]

                             and/or

  Registration Statement Under the Investment Company Act of 1940
                        Amendment No. 25                                            [X]
                (Check Appropriate Box or Boxes)


                 Genworth Life & Annuity VA Separate Account 2
                          (Exact Name of Registrant)

                  Genworth Life and Annuity Insurance Company
                              (Name of Depositor)

              6610 W. Broad Street Richmond, Virginia          23230
        (Address of Depositor's Principal Executive Office)  (Zip Code)

                                (804) 281-6000
              (Depositor's Telephone Number, Including Area Code)

                             Heather Harker, Esq.
                 Vice President and Associate General Counsel
                  Genworth Life and Annuity Insurance Company
                             6610 W. Broad Street
                           Richmond, Virginia 23230
                    (Name and Address of Agent for Service)

          -------------------------------------------------

Approximate Date of Proposed Public Offering: Upon the effective date of this Post-Effective Amendment to this Registration Statement

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2009 pursuant to paragraph (b) of Rule 485


[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts.

================================================================================

                 Genworth Life & Annuity VA Separate Account 2
                                Prospectus For
   Flexible Purchase Payment Variable Income with Guaranteed Minimum Income
                   Immediate and Deferred Annuity Contracts

                                  Issued by:
                  Genworth Life and Annuity Insurance Company

--------------------------------------------------------------------------------


This prospectus, dated May 1, 2009, describes individual flexible purchase payment variable income with guaranteed minimum income immediate and deferred annuity contracts (the "contracts") for individuals aged 85 and younger at the time the contract is issued. This contract may be issued as a contract qualified to receive certain tax benefits under the Internal Revenue Code of 1986, as amended (the "Code"), or issued as a non-qualified contract under the Code. Genworth Life and Annuity Insurance Company (the "Company," "we," "us," or "our") issues the contract. This contract may be referred to as "MyClearCourse(R)" in our marketing materials.

This prospectus gives details about the contract and the Genworth Life & Annuity VA Separate Account 2 (the "Separate Account") you should know before investing. Please read this prospectus carefully and keep it for future reference.


The contract offers you Variable Income Payments with a Guaranteed Payment Floor, provided specified contract conditions are met.

Before your Income Payments begin, you may surrender or take partial withdrawals from your contract. After Income Payments begin, you may surrender your contract for the Commutation Value. The value of your contract before and after your Income Payments begin will depend on the investment performance of the Total Return Fund. You bear the investment risk of allocating payments to this contract, subject to any minimum contract guarantees.


Your purchase payments are allocated to the Subaccount investing in the GE Investments Funds, Inc. -- Total Return Fund -- Class 3 Shares ("Total Return Fund").


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Your contract:

  .  Is NOT a bank deposit

  .  Is NOT FDIC insured

  .  Is NOT insured or endorsed by a bank or any federal government agency

  .  Is NOT available in every state

  .  MAY go down in value.

These contracts are also offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of the Company.


A Statement of Additional Information, dated May 1, 2009, which contains additional information about the contract has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. If you would like a free copy of the Statement of Additional Information, call us at:


                                 800.352.9910;

                                or write us at:

                            6610 West Broad Street
                              Richmond, VA 23230

The Statement of Additional Information and other material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

Table of Contents


Definitions................................................................  4

Fee Tables.................................................................  6
   Example.................................................................  7

Condensed Financial Information............................................  7

Synopsis...................................................................  7

Investment Results.........................................................  9

The Company................................................................  9

Financial Condition of the Company.........................................  9

The Separate Account....................................................... 10
   The Subaccount and the Total Return Fund................................ 10
   Voting Rights........................................................... 11
   Changes to the Separate Account and the Subaccount...................... 12
   The Subaccount -- Policies and Procedures............................... 12

Charges and Other Deductions............................................... 12
   Deductions from the Separate Account.................................... 13
   Other Charges........................................................... 13

The Contract............................................................... 13
   Purchasing the Contract................................................. 13
   Ownership............................................................... 14
   Annuitant/Joint Annuitant............................................... 14
   Assignment.............................................................. 14
   Purchase Payments....................................................... 15
   Valuation Day and Valuation Period...................................... 15
   Allocation of Purchase Payments......................................... 15
   Valuation of Accumulation Units......................................... 15

Surrender and Partial Withdrawals.......................................... 16
   Surrender and Partial Withdrawals....................................... 16
   Restrictions on Distributions from Certain Contracts.................... 16

Death of Owner and/or Annuitant............................................ 17
   Death Benefit Before the Annuity Commencement Date...................... 17
   Distribution Provisions Upon Death of Owner or Joint Owner.............. 17
   How to Claim Death Proceeds and/or Death Benefit Payments............... 17
   Death Benefit On or After the Annuity Commencement Date................. 18
   Distribution Rules...................................................... 18

Income Payments............................................................ 19
   Monthly Income.......................................................... 19
   Guaranteed Payment Floor................................................ 20
   Commutation of Monthly Income Payments.................................. 21
   Optional Payment Plans.................................................. 21

Tax Matters................................................................ 22
   Introduction............................................................ 22
   Taxation of Non-Qualified Contracts..................................... 22

   Section 1035 Exchanges........................................... 24
   Qualified Retirement Plans....................................... 25
   Federal Income Tax Withholding................................... 28
   State Income Tax Withholding..................................... 28
   Tax Status of the Company........................................ 29
   Federal Estate Taxes............................................. 29
   Generation-Skipping Transfer Tax................................. 29
   Annuity Purchases by Residents of Puerto Rico.................... 29
   Annuity Purchases by Nonresident Aliens and Foreign Corporations. 29
   Foreign Tax Credits.............................................. 29
   Changes in the Law............................................... 29

Requesting Payments................................................. 29

Sales of the Contract............................................... 30

Additional Information.............................................. 30
   Owner Questions.................................................. 30
   Return Privilege................................................. 30
   State Regulation................................................. 31
   Evidence of Death, Age, Gender or Survival....................... 31
   Records and Reports.............................................. 31
   Other Information................................................ 31
   Legal Proceedings................................................ 31

Table of Contents -- Statement of Additional Information

DEFINITIONS

The following terms are used throughout the prospectus:

Accumulation Unit -- An accounting unit of measure we use to calculate the value in the Subaccount prior to the Annuity Commencement Date.

Adjustment Account -- The account that is established when Monthly Income is calculated on the Annuity Commencement Date.

Annual Income Amount -- The sum of Annual Income Amounts determined for the Subaccount investing in the Total Return Fund. The Annual Income Amount for the Subaccount is equal to the number of Annuity Units multiplied by the Annuity Unit Value on the first Valuation Day of each Annuity Year.

Annuitant/Joint Annuitant -- The person(s) whose age and, where appropriate, gender, we use to determine Income Payments. The Owner must also be named the Annuitant, unless the Owner is not a natural person.

Annuity Commencement Date -- The date on which your Income Payments are scheduled to begin if the Annuitant is living on that date. The Annuity Commencement Date is stated in your contract, unless changed by you in writing in a form acceptable to us.

Annuity Unit -- An accounting unit of measure we use to calculate the amount of the second and each subsequent variable income payment.

Annuity Year -- Each one-year period beginning on the Annuity Commencement Date or the annual anniversary of the Annuity Commencement Date.

Assumed Interest Rate -- The interest rate used in calculating Variable Income Payment amounts.

Code -- The Internal Revenue Code of 1986, as amended.

Commutation -- The right to receive a one-time payment of the remaining period certain Income Payments instead of receiving Monthly Income for the duration of the period certain.

Commutation Value -- A lump sum payment of the present value of Monthly Income remaining in the period certain minus the value of the Adjustment Account.

Contract Date -- The date we issue your contract and your contract becomes effective. Your Contract Date is shown on your contract's data pages. We use the Contract Date to determine contract years and contract anniversaries.

Contract Value -- The total value of all your Accumulation Units in the Subaccount.

Earliest Income Date -- The earliest date you may receive variable income with a Guaranteed Payment Floor purchased with each purchase payment.

General Account -- Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

Gross Withdrawal -- An amount withdrawn from Contract Value including any premium tax assessed.

Guaranteed Payment Floor -- The guaranteed amount of annual income as of the Annuity Commencement Date for the Annuitant.

Guaranteed Payment Floor Factor -- The factor used to calculate the Guaranteed Payment Floor purchased with each Purchase Payment.

Home Office -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

Income Payment -- One of a series of payments made under either monthly Income Payments upon the Annuitization Date or one of the Optional Payment Plans.

Joint Guaranteed Payment Floor -- The guaranteed amount of annual income as of the Annuity Commencement Date for Joint Annuitants.

Joint Adjustment Factor -- The Guaranteed Payment Floor Factor based on the Annuitant's Attained age, less the Joint Annuitant's Attained Age.

Level Income Amount -- The amount that would result from applying the Annual Income Amount to a 12-month period certain, fixed single payment immediate annuity. We will declare the interest rate at the start of each Annuity Year.

Monthly Income -- The amount paid by us each month on and after the Annuity Commencement Date. The amount remains constant throughout an Annuity Year. This amount may increase or decrease each Annuity Year.

Separate Account -- Genworth Life & Annuity VA Separate Account 2, a separate account we established to receive Subaccount allocations. The Separate Account is divided into a Subaccount, which invests in shares of the Total Return Fund.


Subaccount -- A division of the Separate Account, which invests exclusively in shares of the Total Return Fund.

Surrender Value -- The value of the contract as of the date we receive your written request to surrender at our Home Office, less any applicable premium tax.

Valuation Day -- Any day on which the New York Stock Exchange is open for regular trading, except for days on which the Total Return Fund does not value its shares.

Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

FEE TABLES


The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing Contract Value or fully surrendering the contract.


The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, or fully surrender your contract. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
--------------------------------------------------------
Surrender Charge                                   None
--------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including the fees and expenses for the Total Return Fund.

Separate Account Annual Expenses
 (as a percentage of your average daily net assets in the Separate Account)
---------------------------------------------------------------------------
  Mortality and Expense Risk Charge                        1.00%
---------------------------------------------------------------------------
  Account Fees and Expenses                                0.00%
---------------------------------------------------------------------------
Maximum Total Separate Account Annual Expenses             1.00%
---------------------------------------------------------------------------

For information concerning compensation paid for the sale of the contract, see the "Sale of the Contracts" provision of the prospectus.


The next item shows the total annual operating expenses charged by the Total Return Fund that you may pay periodically during the time that you own the contract. The following expenses are deducted from Total Return Fund assets and include management fees, distribution and/or service (Rule 12b-1) fees, and other expenses. Portfolio expenses are the responsibility of the Portfolio or Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company. More detail concerning the Total Return Fund's fees and expenses is contained in the prospectus for the Total Return Fund.



Total Return Fund Annual Expenses/1/
-----------------------------------------------------------
Management Fees/2/                                   0.50%
-----------------------------------------------------------
Distribution and Service (Rule 12b-1) Fees/3/        0.25%
-----------------------------------------------------------
Other Expenses/4/                                    0.26%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses            1.01%
-----------------------------------------------------------
Contractual Fee Waiver/Reimbursement/5/            (0.03)%
-----------------------------------------------------------
Net Annual Portfolio Operating Expenses              0.98%
-----------------------------------------------------------



/1/The expense information has been restated to reflect current fees. The
   Portfolio expenses used to prepare this table were provided to the Company by the Total Return Fund. The Company has not independently verified such information.


/2/The Management Fees fluctuate based upon the average daily net assets of the Total Return Fund and may be higher or lower than that shown above.


/3/The Distribution and Service (Rule 12b-1) Fees of the Total Return Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares.

/4/Other Expenses include all operating expenses of the Total Return Fund except Management Fees and Distribution and Service (Rule 12b-1) Fees. Other Expenses also include fees and expenses associated with investments in investment companies, such as ETFs, and certain other funds and pooled cash vehicles ("Acquired Fund Fees and Expenses"). For the fiscal year ended December 31, 2008, the Acquired Fund Fees and Expenses were equal to 0.02% of the average daily net assets of the Class 3 shares.

/5/Pursuant to an agreement with the Total Return Fund, GE Asset Management
   Incorporated, the investment adviser of the Total Return Fund, has agreed to voluntarily waive fund expenses in the amount of 0.03%. This waiver of expenses is voluntary and can be terminated by GE Asset Management Incorporated at any time and without prior notice.

Example

This Example is intended to help you compare the costs of investing in this contract with the costs of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract charges, and expenses for the Total Return Fund.

The Example shows the dollar amount of expenses you would bear directly or indirectly if you:

  .  invested $10,000 in the contract for the time periods indicated;

  .  earned a 5% annual return on your investment;

  . surrendered, annuitized, did not surrender or did not annuitize your contract at the end of the stated period; and

  . are assessed Separate Account charges of 1.00%, charged as a percentage of an assumed daily Contract Value of $10,000.

As this is an Example, your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender or annuitization of the contract.


Costs Based on Maximum Annual Portfolio Expenses
------------------------------------------------
1 Year      3 Years     5 Years     10 Years
------      -------     -------     --------
 $204        $631       $1,083       $2,338


Please remember that you are looking at an Example and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. Deductions for premium taxes are not reflected, but may apply.

CONDENSED FINANCIAL INFORMATION

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Total Return Fund and the assessment of Separate Account charges. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values. The Accumulation Unit value information for Accumulation Units outstanding for the period shown are as follows:


                 Accumulation                 Number of
                 Unit Value at Accumulation  Accumulation
                   Beginning   Unit Value at Units at End
Subaccount         of Period   End of Period  of Period   Year
--------------------------------------------------------------
Total Return        $12.01        $ 8.54          0       2008
 Fund --             10.90         12.01          0       2007
 Class 3 shares      10.00         10.90          0       2006
--------------------------------------------------------------


SYNOPSIS

What type of contract am I buying? The contract is an individual flexible purchase payment variable income contract with guaranteed income on an immediate and deferred annuity basis. We may issue it as a contract qualified ("Qualified Contract") under the Code, or as a contract that is not qualified under the Code ("Non-Qualified Contract"). Guarantees made under the Contract are based on our claims paying ability. Because this contract may be used with certain tax qualified retirement plans that offer their own tax deferral benefit, you should consider purchasing the contract for a reason other than tax deferral if you are purchasing this contract as a Qualified Contract. This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your contract. See "The Contract" provision of this prospectus.

How does the contract work? Once we approve your application, we will issue a contract to you. During the Accumulation Period, we will use your purchase payments to buy Accumulation Units under the Separate Account, which will in turn, purchase a minimum guaranteed amount of annual income beginning on or after the Earliest Income Date (Annuity Commencement Date). Should you decide to receive Income Payments (annuitize the contract or a portion thereof) we will convert all or a portion of the contract being annuitized from Accumulation Units to Annuity Units. See "The Contract" provision of this prospectus.

On the Annuity Commencement Date, we apply your Contract Value to purchase Income Payments. In turn, Income Payments will be made to you each month. Each monthly Income Payment during an Annuity Year is equal in amount. Because we base Income Payments on Subaccount performance, the amount of payments may change from Annuity Year to Annuity Year. However, the amount paid per month will not be less than the Guaranteed Payment Floor, provided all contractual requirements have been satisfied. See "The Contract," the "Benefits at the Annuity Commencement Date" and the "Guaranteed Payment Floor" provisions of this prospectus.

What is the Separate Account? The Separate Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to the Subaccount that invests in the Total Return Fund. We do not charge the assets in the Separate Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Total Return Fund. You bear the risk of investment gain or loss. See "The Separate Account" provision of this prospectus.

What charges are associated with this contract? We assess a daily charge equal to an effective annual rate of 1.00% against the average daily net assets of the Subaccount. This charge consists of a mortality and expense risk charge.

If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct these amounts from purchase payments or the Contract Value, as applicable. See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions of this prospectus.


The Total Return Fund also has certain expenses. These include management fees and other expenses associated with its daily operations, as well as Rule 12b-1 fees or service share fees. See the "Fee Tables" provision of this prospectus. These expenses are more fully described in the prospectus for the Total Return Fund.


For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision of this prospectus.

We currently do not pay compensation to broker-dealers who sell the contracts, however, we reserve the right to do so in the future. For a discussion, see the "Sale of the Contracts" provision in this prospectus.

How much must I pay and how often? Subject to certain minimum and maximum payments, the amount and frequency of your purchase payments until the Annuity Commencement Date are flexible. See "The Contract -- Purchase Payments" provision of this prospectus.

How will my Income Payments be calculated? We will pay you monthly income beginning on the Annuity Commencement Date provided an Annuitant is still living on that date. You may also decide to take Income Payments under one of the optional payment plans. We will base your initial payment on the Contract Value and other factors. See the "Income Payments" provision of this prospectus.

What happens if I die before the Annuity Commencement Date? An owner must also be an Annuitant, and a joint owner must also be a joint annuitant. Before the Annuity Commencement Date, if an owner dies while the contract is in force, we will treat the designated beneficiary as the sole owner of the contract, subject to certain distribution rules. We may pay a death benefit to the designated beneficiary. See "The Death of Owner and/or Annuitant" provision of this prospectus.

May I surrender the contract or take partial withdrawals? Yes, subject to contract requirements and restrictions imposed under certain retirement plans.


When taking a full surrender or partial withdrawal, you will ordinarily be subject to income tax (except for qualified distributions from a Roth IRA) and, if you are younger than age 59 1/2 at the time of the surrender or partial withdrawal, a 10% IRS penalty tax. A total surrender or a partial withdrawal may also be subject to tax withholding. See the "Tax Matters" provision of this prospectus. A partial withdrawal may reduce the death benefit by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value. A partial withdrawal will reduce the Guaranteed Payment Floor by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision of this prospectus for more information.


Do I get a free look at this contract? Yes. You have the right to return the contract to us at our Home Office at the address listed on page 2 of this prospectus within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods) and we will cancel the contract.

If you exercise this right, we will cancel the contract as of the Valuation Day we receive it and send you a refund equal to your Contract Value plus any charges we have deducted from purchase payments prior to their allocation to the Separate Account. Or, if required by the law of your state, we will refund your purchase payments (less any partial withdrawals previously taken). See the "Return Privilege" provision of this prospectus for more information.

When are my allocations effective when purchasing this contract? Within two business days after we receive all the information necessary to process your completed application, we will allocate your initial purchase payment directly to the Subaccount that invests in the Total Return Fund.


What are the federal tax implications of my investment in the contract? Generally, all investment earnings under the contract are tax-deferred until withdrawn or until Income Payments begin. A distribution from the contract, which includes a full surrender, partial withdrawal or payment of a death benefit, will generally result in taxable income (except for qualified distributions from a Roth IRA). In certain circumstances, a 10% IRS penalty tax may also apply. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Tax Matters" provision of this prospectus.


INVESTMENT RESULTS

At times, the Separate Account may present its investment results or compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature and advertisements. We will calculate the results on a total return basis for various periods, assuming Separate Account charges.


Total returns assume an initial investment of $1,000 and include the reinvestment of dividends and capital gains of the Total Return Fund, the Total Return Fund's charges and expenses (including Rule 12b-1 fees and/or service share fees), and the charges associated with the contract, including the mortality and expense risk charge. Premium taxes are not reflected in any of the calculations, but may apply. See the Statement of Additional Information for more information.


THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contacts. We do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. Genworth North America Corporation (formerly, GNA Corporation) directly owns the stock of Capital Brokerage Corporation and the Company. Genworth North America Corporation is directly owned by Genworth Financial, Inc.

We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


FINANCIAL CONDITION OF THE COMPANY

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented market environment, and we are not immune to those challenges. We know it is important for you to understand how these events may impact your Contract Value and our ability to meet the guarantees under your contract.

Assets in the Separate Account. You assume all of the investment risk for Contract Value allocated to the Subaccount investing in the Total Return Fund. Your Contract Value in the Subaccount is part of the assets of the Separate Account. These assets may not be charged with liabilities arising from any other business that we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Separate Account attributable to your Contract Value and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Separate Account" provision of this prospectus.

Assets in the General Account. Any guarantees under the contract that exceed your Contract Value are paid from our General Account (not the Separate Account). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, such as group variable annuities offered through retirement plans, term and universal life insurance, Medicare supplement insurance, funding agreements, funding agreements backing notes and guaranteed investment contracts ("GICs"), and we also pay our obligations under these products from our assets in the General Account. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account, while also requiring contract owners to allocate purchase payments in an Investment Strategy if a living benefit rider option has been elected. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

The market effects on our investment portfolio has caused us to re-evaluate product offerings. In addition, we have recently added a capital contribution from our parent in the fourth quarter of 2008 to increase our risk based-capital. We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call (800) 352-9910 or write to our Home Office at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.genworth.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.


THE SEPARATE ACCOUNT

We established the Separate Account as a separate investment account on June 5, 2002. The Separate Account may invest in mutual funds, unit investment trusts, managed separate account, and other portfolios. We use the Separate Account to support the contract as well as for other purposes permitted by law.

Currently, only one Subaccount of the Separate Account is available under the contract. The Subaccount invests exclusively in shares of the Total Return Fund.

The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct.


We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Separate Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.


If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required, manage the Separate Account under the direction of a committee, or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

The Subaccount and the Total Return Fund


There is currently one Subaccount of the Separate Account offered in the contract. The Subaccount invests in the Total Return Fund. The Total Return Fund is registered with the SEC as an open-end management investment company under the 1940 Act.

Before investing in the contract, carefully read the prospectus for the Total Return Fund along with this prospectus. You may obtain the most recent prospectus for the Total Return Fund by calling us at (800) 352-9910, or writing us at 6610 West Broad Street, Richmond, Virginia 23230. You may also obtain copies of the prospectus for each Portfolio on our website at www.genworth.com and click on "Products." We summarize the investment objective of the Total Return in the following paragraph. There is no assurance that the Total Return Fund will meet this objective. We do not guarantee any minimum value for the amounts allocated to the Separate Account. You bear the investment risk of investing in the Total Return Fund.


The investment objective and adviser to the Total Return Fund is as follows:

Investment Objective                                Adviser
-------------------------------------------------------------------------
Seeks the highest total return,         GE Asset Management Incorporated
composed of current income and
capital appreciation, as is consistent
with prudent investment risk.
-------------------------------------------------------------------------

We will purchase shares of the Total Return Fund at net asset value and direct them to the Subaccount. We will redeem sufficient shares of the Total Return Fund at net asset value to pay death benefits, surrender proceeds, and partial withdrawals, to make Income Payments or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distribution of the Total Return Fund in shares of the Total Return Fund at its net asset value on the date of distribution. In other words, we do not pay dividends or capital gains of the Total Return Fund to owners as additional units, but instead reflect them in unit values.


We have entered into an agreement with GE Investments Funds, Inc. (participation agreement) setting forth the terms and conditions pursuant to which we purchase and redeem shares of the Total Return Fund. The discussion that follows reflects the terms of the current agreement. Shares of the Total Return Fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold directly to qualified pension and retirement plans. Subject to certain exceptions, GE Investments Funds, Inc. and its principal underwriter may reject any order to purchase shares of any class of the Total Return Fund.


A potential for certain conflicts exists between the interests of contract owners and owners of variable life insurance policies issued by us or owners of variable life insurance policies or variable annuity contracts issued by other insurance companies who may invest in the Total Return Fund. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension or retirement plan that might invest in the Total Return Fund. To the extent that such classes of investors are invested in the Total Return Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. GE Investments Funds, Inc. currently does not foresee any such disadvantage to Owners. Nonetheless, the Board of Directors of GE Investments Funds, Inc. monitors the Total Return Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting contract owners is determined to exist, we will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, the Subaccount might be required to withdraw its investment in the Total Return Fund and substitute shares of a different mutual fund. This might force the Total Return Fund to sell its portfolio securities at a disadvantageous price.

We have entered into an Administrative Service Agreement with GE Asset Management Incorporated ("GEAM") to compensate us for providing services in the nature of "personal service and/or the maintenance of shareholder accounts" as referenced in NASD Conduct Rule 2830(b)(9) and certain other administrative services delineated therein relating to the Total Return Fund. GEAM has agreed to pay us an amount equal to 0.05% (for Class 3 shares) of the average daily net assets of the Separate Account invested in the Total Return Fund on an annual basis. Payment of these amounts is not an additional charge to you by the Total Return Fund or by us, but is paid from GEAM out of its own resources.

Pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of GE Investments Funds, Inc. adopted a Distribution and Service (Rule 12b-1) Plan (the "Distribution Plan") pursuant to which the Total Return Fund may compensate Capital Brokerage Corporation for performing certain services and incurring certain expenses in promoting and distributing the Total Return Fund. Pursuant to a distribution agreement between the GE Investments Funds, Inc. and its principal underwriter and an agreement between such principal underwriter and Capital Brokerage Corporation. The Total Return Fund pays Capital Brokerage Corporation for such services at a maximum rate of 0.30% of the average daily net assets of the Total Return Fund -- Class 3 shares. The Distribution Plan and related agreement were effective May 1, 2006. There were no contracts issued as of December 31, 2008, therefore nothing was paid to Capital Brokerage Corporation for the year-ended December 31, 2008 pursuant to the Distribution Plan.


In addition to the asset-based payments for administrative and other services described above, GEAM may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide GEAM with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

Voting Rights

As required by law, we will vote the shares of the Total Return Fund held in the Separate Account at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

Whenever the Total Return Fund calls a shareholder meeting, owners will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Total Return Fund will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the

Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote Total Return Fund shares for which no instructions are received (or instructions are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

This type of voting, often referred to as "proportional voting," permits all contract owners in this contract, as well as contract owners from other variable annuity contracts and variable life insurance policies who have assets allocated to subaccounts which invest in the Total Return Fund ("Beneficial Shareholders") to participate in the voting process.


Proportional voting does not require a predetermined number of votes for a quorum and, if the majority Beneficial Shareholders do not participate in the voting process, minority Beneficial Shareholders can determine the result.


Since the Total Return Fund may engage in shared funding, other persons or entities besides us may vote shares of the Total Return Fund.

Changes to the Separate Account and the Subaccount

We reserve the right, within the law, to make additions, deletions and substitutions for the Total Return Fund. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of the Total Return Fund should become inappropriate for purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the Total Return Fund and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the Total Return Fund, however, we reserve our right to do so should the Total Return Fund become inappropriate to maintain the guarantees under the contract. We will only substitute the Total Return Fund with an equity based investment option should we exercise our right to substitute the Total Return Fund in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary approval of the SEC in accordance with the 1940 Act.

We also reserve the right to establish additional subaccounts, each of which would invest in a separate portfolio of GE Investments Funds, Inc., or in shares of another investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary approval of the SEC. Not all subaccounts may be available to all classes of contracts.

If permitted by law, we may create new separate accounts; deregister the Separate Account under the 1940 Act in the event such registration is no longer required; manage the Separate Account under the direction of committee; or combine the Separate Account with one of our other separate accounts. Further to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

The Subaccount -- Policies and Procedures

We have not adopted policies and procedures with regard to frequent trading for this product. This product is unique compared to other variable annuity products because it has only one Subaccount investing in one portfolio.

The Total Return Fund may refuse purchase payments for any reason. In such case, if we cannot make the purchase request on the date you allocate assets, your assets will be returned to you.

CHARGES AND OTHER DEDUCTIONS


We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We currently do not pay commissions to the broker-dealers for selling this contract, but we reserve the right to do so in the future. We intend to recover the cost of marketing, administering and other costs associated with the benefits of the contracts through fees and charges imposed under the contracts. Please see the discussion below and in the "Sales of the Contract" provision of this prospectus.


We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

  .  processing applications for and issuing the contracts;

  .  maintaining records;

  .  administering Income Payments;

  . furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

  .  reconciling and depositing cash receipts;


  .  providing tax forms;


  .  providing contract confirmations and periodic statements;

  .  providing toll-free inquiry services; and

  .  furnishing telephone and internet transaction services.

The risks we assume include:

  . the risk that the actual life-span of persons receiving Income Payments under contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed); and

  . the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed by us).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits stated in the contract. We may also realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Deductions from the Separate Account

We deduct from the Subaccount in the Separate Account an amount, computed daily, equal to an effective annual rate of 1.00% of the average daily net assets of the Subaccount. We assess this charge when we compute the net investment factor. The charge reduces the value of Accumulation Units and Annuity Units. The charge consists of a mortality and expense risk charge.
These deductions from the Separate Account are reflected in your Contract Value.

Other Charges

Deductions for Taxes

We will deduct charges for any premium tax or other tax levied by any governmental entity from purchase payments or Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include full surrenders, partial withdrawals, Income Payments and death benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.


Portfolio Charges

The Total Return Fund incurs certain fees and expenses. These include management fees and other expenses associated with the daily operation of the Total Return Fund, as well as Rule 12b-1 fees and/or service share fees, if applicable. To pay for these expenses, the Total Return Fund makes deductions from its assets. Portfolio expenses are the responsibility of the Total Return Fund and are more fully described in the prospectus for the Total Return Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company.


THE CONTRACT

The contract is an individual flexible purchase payment variable income with guaranteed minimum income immediate and deferred annuity contract. We describe your rights and benefits below and in the contract. Your contract may differ in certain respects from the description in this prospectus due to variations in state insurance law requirements. Your contract reflects what applies to you.

Purchasing the Contract


You may purchase the contract through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a contract. We then send the contract to you directly or through your sales representative. See the "Sales of the Contract" provision of this prospectus.


If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial purchase payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within five business days, we will inform you of the reasons, and will return your purchase payment immediately, unless you specifically authorize us to keep it until the application is complete. Once you complete your application, we must apply the initial purchase payment within two business days. We apply any additional purchase payments you make on the Valuation Day we receive them at our Home Office.


There may be delays in our receipt of an application that are outside of our control (for example, because of the failure of the selling broker-dealer or authorized sales representative to forward the application to us promptly). Any such delays will affect when your contract can be issued and your purchase payment applied.


To apply for a contract, you must be of legal age in a state where we may lawfully sell the contracts and, if part of a plan, you must also be eligible to participate in any of the qualified or non-qualified retirement plans for which we designed the contracts. The Annuitant(s) cannot be older than age 85 at the time of application, unless we approve a different age. Various firms and financial institutions that sell our products have their own guidelines on when certain products are suitable and may impose issue age restrictions which are younger than those stated in our contracts. We neither influence, nor agree or disagree with the age restrictions imposed by firms and financial institutions.

This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefit, and other non-tax related benefits. Please consult a tax adviser in order to determine whether this contract is an appropriate investment for you.


Purchasing the contract through a tax-free "Section 1035" exchange. Section 1035 of the Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can use the proceeds from another annuity contract to make purchase payments for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract or policy. You may have to pay a surrender charge under your current contract or policy to exchange it for this contract. The fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract or policy. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest.


Ownership

As owner(s), you have all rights under the contract, subject to the rights of any irrevocable beneficiary. Ownership rights may be restricted by court orders, child support or tax collection actions or other legal proceedings.


Two persons may apply as joint owners for a Non-Qualified Contract. A joint owner may not be named for a Qualified Contract. Joint owners have equal undivided interests in their contract. This means that each may exercise any ownership rights on behalf of the other, except ownership changes. Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information, if joint ownership is requested after the contract is issued.


Subject to any restrictions stated below, before the Annuity Commencement Date, you may change:

  .  your Annuity Commencement Date;

  .  your optional payment plan; and


  . your primary beneficiary and/or contingent beneficiary (unless the primary beneficiary or contingent beneficiary is named as an irrevocable beneficiary), upon written notice to our Home Office, provided an Annuitant is living at the time of the request. If you change a beneficiary, your plan selection will no longer be in effect unless you request that it continue. In addition, during an Annuitant's life, you can change any non-natural owner to another non-natural owner. Changing the non-natural owner may have negative tax consequences and you should consult a tax adviser before doing so.


We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change.

Annuitant/Joint Annuitant


An Annuitant must be named and the Annuitant must be the same person as the owner, unless the owner is a non-natural entity, such as a trust. In addition, if there are joint owners, the joint owner must be named a Joint Annuitant. Any joint owner added after the contract is issued must be the owner's spouse. If an owner adds his or her spouse as joint owner and/or Joint Annuitant, such addition can only take place prior to the Annuity Commencement Date.


Assignment


An owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract with our consent. An assignment must occur before any Income Payments begin and while an Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.


If a Non-Qualified Contract is assigned or sold, unless under an involuntary assignment affected by legal process, the Guaranteed Payment Floor will reduce to zero and cannot be increased. See the "Guaranteed Payment Floor" provision of this prospectus.

Qualified Contracts, IRAs and Tax Sheltered Annuity Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% of the amount included in gross income.


Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. See the "Tax Matters" provision of this prospectus.


Purchase Payments


You may make purchase payments to us at any frequency and in the amount you select, subject to certain restrictions. You must obtain our prior approval before you make total purchase payments for any Annuitant age 79 or younger that exceed $2,000,000 in the aggregate in any variable annuity contracts issued by the Company or any of its affiliates. If any Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000 in the aggregate in any variable annuity contracts issued by the Company or any of its affiliates. Purchase payments may be made at any time prior the Annuity Commencement Date, the surrender of the contract, or the death of the owner (or joint owner, if applicable), whichever comes first. We reserve the right to refuse to accept a purchase payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.


The minimum initial purchase payment is $5,000 ($2,000 if your contract is a IRA contract). Each additional purchase payment must be at least $500 for Non-Qualified Contracts ($200 if paid by electronic fund transfers), $50 for IRA contracts, and $100 for other Qualified Contracts.

Valuation Day and Valuation Period

We will value Accumulation Units and Annuity Units once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

Allocation of Purchase Payments

We place purchase payments into the Subaccount that invests in the Total Return Fund.

Upon allocation to the Subaccount, we convert purchase payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to the Subaccount by the value of an Accumulation Unit for the Subaccount on the Valuation Day on which we receive any additional purchase payment at our Home Office.

Valuation of Accumulation Units

Partial withdrawals, full surrenders and/or payment of a death benefit all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions relating to the event.

The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of the Subaccount from one Valuation Period to the next. The net investment factor for the Subaccount for any Valuation Period reflects the change in the net asset value per share of the Total Return Fund from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, we take into account a charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Total Return Fund because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. See the Statement of Additional Information for more details.

SURRENDER AND PARTIAL WITHDRAWALS

Surrender and Partial Withdrawals


We will allow you to totally surrender your contract or withdraw a portion of your Contract Value at any time before the Annuity Commencement Date upon your written request, subject to the conditions discussed below.


We will not permit a partial withdrawal that is less than $100 or a partial withdrawal which would reduce your Contract Value to less than $1,000. If your partial withdrawal request would reduce your Contract Value to less than $1,000, we will surrender your contract in full. Different limits and other restrictions may apply to Qualified Contracts.

The amount payable on surrender of the contract is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals:

   (1) the Contract Value on the Valuation Day we receive a request for surrender; less

   (2) any applicable premium tax.

We may pay the Surrender Value in a lump sum or under one of the optional payment plans specified in the contract, based on your instructions.

When taking a partial withdrawal, any applicable premium tax will be taken from the amount withdrawn unless otherwise requested.

We will delay making a payment if:

   (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed;

   (2) on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

   (3) an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

   (4) the SEC by order permits postponement of payment to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

Please remember that partial withdrawals will reduce your death benefit by the proportion that the partial withdrawal (including any applicable premium tax assessed) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision of this prospectus. A partial withdrawal will reduce the Guaranteed Payment Floor by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value.


Partial withdrawals and surrenders may be subject to ordinary income tax and, if taken prior to age 59 1/2, an additional 10% IRS penalty tax. A surrender or partial withdrawal may also be subject to income tax withholding. See the "Tax Matters" provision of this prospectus.


Telephone Withdrawals. You may take partial withdrawals under your contract by writing us in a form acceptable to us, or calling us provided we received your prior written authorization to take partial withdrawals over the telephone at our Home Office. You can only surrender your contract by writing our Home Office.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

  . Requiring you or a third party you authorize to provide some form of personal identification before we act on the telephone instructions;

  . Confirming the telephone transaction in writing to you or a third party you authorized; and/or

  .  Tape-recording telephone instructions.

If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or prohibit telephone withdrawals. To request a telephone withdrawal, please call us at 800.352.9910.

Restrictions on Distributions from Certain Contracts


Under Code Section 403(b) tax sheltered annuities, distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age
59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer's Section 403(b) plan.

If your contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program to surrender their interest in a variable annuity contract issued under the Texas Optional Retirement Program only upon:

   (1) termination of employment in the Texas public institutions of higher education;

   (2) retirement;

   (3) death; or

   (4) the participant's attainment of age 70 1/2.

If your contract is issued to a Texas Optional Retirement Program, you must furnish us proof that one of these four events has occurred before we distribute any amounts from your contract.

DEATH OF OWNER AND/OR ANNUITANT

Death Benefit Before the Annuity Commencement Date

If any owner dies prior to the Annuity Commencement Date, the amount of proceeds payable will be the Contract Value as of the first Valuation Day which we receive a request for surrender or choice of applicable payment choice, due proof of death and any required forms at our Home Office.

If the owner is a non-natural entity, and any Annuitant dies before Income Payments begin, the amount of proceeds payable is the death benefit. Upon receipt of due proof of an Annuitant's death and all required forms (generally, due proof of death is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in this prospectus.

The death benefit available is equal to the Contract Value on the first Valuation Day we have received proof of death and all required forms at our Home Office.

Distribution Provisions Upon Death of Owner or Joint Owner


In certain circumstances, federal tax law requires that distributions be made under this contract. Except as described below in the "Distribution Rules" provision, a distribution is required upon the death of:


   (1) an owner or joint owner; or

   (2) the Annuitant or Joint Annuitant if the owner is a non-natural entity.

The discussion below describes the methods available for distributing the value of the contract upon death.

How to Claim Proceeds and/or Death Benefit Payments

At the death of an owner (or any Annuitant if the owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the designated beneficiary:

   (1) owner or joint owner;

   (2) primary beneficiary;

   (3) contingent beneficiary;

   (4) owner or joint owner's estate.

The designated beneficiary will be treated thereafter as the sole owner of the contract. The designated beneficiary may choose one of the payment choices described below, or a default payment choice will apply if no such election is made. For purposes of this provision, if there is more than one primary beneficiary named, each one will be treated separately with respect to their portion of the contract. Thus, in cases where there are multiple designated beneficiaries, once all required information is received, each designated beneficiary will be allocated their share of the proceeds in accordance with the terms of the contract and as specified by the owner. Then, each designated beneficiary may elect one of the payment choices below or have the default payment choice apply. If there is no primary beneficiary(ies) alive or in existence at the time of the death, all proceeds will be then payable to any named contingent beneficiary(ies).

We should be notified immediately by telephone or in writing upon the death of an owner or Annuitant. We have the right to request that any notification of death given by telephone be immediately followed by written notification. Upon notification, no additional purchase payments will be accepted (unless the designated beneficiary is the spouse of the deceased and that spousal beneficiary has elected to continue the contract). Due proof of death consists of a death certificate

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issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named designated beneficiary(ies) and any other information necessary to process applicable proceeds.

Payment Choices. The designated beneficiary may elect the form in which the proceeds will be paid from the following payment choices (and if no election is made, the default payment choice described below will apply):

   (1) receive the proceeds in a lump sum;

   (2) receive the proceeds over a period of five years following the date of death. At the end of the five year period, any remaining amounts will be distributed in a lump sum (if the designated beneficiary dies before all payments have been distributed, the remaining proceeds will be paid to the person or entity named by the designated beneficiary or to his or her estate if no person or entity is named);


   (3) elect Optional Payment Plan 1 or 2 as described in the "Optional Payment Plans" provision of this prospectus. If elected, payments must commence no later than one year after the date of death. In addition, if Optional Payment Plan 1 is chosen, the period certain cannot exceed the designated beneficiary's life expectancy, and if Optional Payment Plan 2 is chosen, the fixed period cannot exceed the designated beneficiary's life expectancy;


   (4) elect to receive Monthly Income; or

   (5) if the designated beneficiary is the spouse of a deceased owner, he or she may continue his or her portion of the contract as the owner. If the surviving spouse elects to continue the contract, the terms of the contract will continue, except that:

      (1) the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor determined as of the date of the death of the deceased owner;

      (2) no additional purchase payments will be accepted; and

      (3) there will be no further step-up of the Guaranteed Payment Floor.

If a designated beneficiary makes no election within 60 days following receipt of due proof of death and all required forms at our Home Office, payments will be made over a period of five years following the date of death.


If an owner who is not the surviving spouse of the deceased elects to receive Monthly Income, under payment choice 4 above, then payments may be made provided that:


   (1) the first Monthly Income payment must be paid no later than one year after the date of death;

   (2) the period certain for the income plan is shorter than the designated beneficiary's life expectancy as determined by the Internal Revenue Service; and

   (3) the Earliest Income Date is less than one year after the date of death.

In addition, the following will apply:

   (1) the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor determined as of the date of the death of the deceased owner;

   (2) no additional purchase payments will be accepted; and

   (3) there will be no further step-up of the Guaranteed Payment Floor.


Death Benefit On or After the Annuity Commencement Date

If any Annuitant dies on or after the Annuity Commencement Date, Income Payments will be made as stated in the section discussing Income Payments. See the "Income Payments" and "Distribution Rules" provisions of this prospectus.


Distribution Rules

When Death Occurs Before the Annuity Commencement Date and the Beneficiary is the Surviving Spouse


The distribution rules below apply to Non-Qualified Contracts that are generally treated as annuity contracts under the Code. These rules do not apply to Qualified Contracts or contracts held by charitable remainder trusts and certain other entities. Contracts that are not subject to these rules may be subject to other distribution rules. See the "Tax Matters" provision of this prospectus. If the sole designated beneficiary is the surviving spouse of the deceased owner, the surviving spouse may elect to continue the contract with the surviving spouse as the owner. If the deceased owner was also an Annuitant or Joint Annuitant, the surviving spouse will automatically become the new sole Annuitant. As the new named owner and Annuitant, the surviving spouse may exercise all rights as stated in the contract. Any other surviving Joint Annuitant will be removed from the contract. Should the surviving spouse remarry, the new spouse may not exercise this provision at the death of the surviving spouse. If the surviving spouse is one of multiple designated beneficiaries, the surviving spouse may only continue the contract with the proportion allocated to him or her by the owner as stated on the application or later in writing in a form acceptable to us.


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If the designated beneficiary(ies) is not the surviving spouse of the deceased, the designated beneficiary(ies) may not continue the contract indefinitely. If payment choice 1 or 2 is elected, the proceeds from the contract must be distributed within five years of the date of death. If payment choice 3 or 4 is elected (within 60 days following receipt of due proof of death and all required forms at our Home Office), payments will begin within one year of the date of the deceased owner's death and extend over the designated beneficiary's life or a period not longer than the designated beneficiary's life expectancy.


When Death Occurs On or After the Annuity Commencement Date

If the last surviving Annuitant dies on or after the Annuity Commencement Date, Monthly Income will be paid under the contract at least as rapidly as under the method of distribution in effect at the time of death, notwithstanding any other provision of the contract; i.e., unless accelerated in accordance with the contract terms, Income Payments will continue to the beneficiary under the distribution method in effect at the time of death. Or, if chosen, the death benefit may be paid in a lump sum.

The lump sum amount will be the greater of (1) and (2) where:

   (1) is the present value of the Guaranteed Payment Floor for the number of years remaining in the period certain; and

   (2) is the present value of the Annual Income Amount for the number of years remaining in the period certain.

Present value will be calculated at rate of 1% above the Assumed Interest Rate at which the payments and Annuity Units were calculated. We will calculate the present value on the Valuation Day that we receive due proof of death and all required forms at our Home Office.

INCOME PAYMENTS


The Annuity Commencement Date is the date Income Payments begin under the contract, provided an Annuitant is still living on that date. You select the Annuity Commencement Date at issue, which may be any Valuation Day after the first Valuation Day under the contract. Prior to the date that Monthly Income begins, you may change the Annuity Commencement Date to any Valuation Day after the First Valuation Day under the contract, so long as the new Annuity Commencement Date is not a date beyond the latest permitted Annuity Commencement Date. The latest Annuity Commencement Date we currently permit may not be a date beyond the younger Annuitant's 90th birthday, unless we consent to a later date. We reserve the right to discontinue to allow the deferral of the Annuity Commencement Date at any time and without prior notice. Any consent for a new Annuity Commencement Date will be provided on a non-discriminatory basis. The Guaranteed Payment Floor is zero if the Annuity Commencement Date is prior to the Earliest Income Date.


To change the Annuity Commencement Date, send a written notice to our Home Office at least 30 days prior to the proposed new Annuity Commencement Date. If you change the Annuity Commencement, and we consent to the new Annuity Commencement Date, the Annuity Commencement Date will mean the new Annuity Commencement Date you selected.


An Annuity Commencement Date that occurs or is scheduled to occur at an advanced age (e.g., past age 85) may, in certain circumstances, have adverse income tax consequences. See the "Tax Matters" provision of this prospectus. Contracts issued to qualified retirement plans provide for Income Payments to start on the date and under the option specified by the plan.


Monthly Income

We will begin making Monthly Income payments to you on the Annuity Commencement Date. Monthly Income will not vary during an Annuity Year.


We will pay an income benefit in the form of a Life Income with a 20 Year Period Certain. Other income plans may be available upon request. If you change your income plan to another income plan after the contract is issued, the Guaranteed Payment Floor will be zero. Adding a spousal Joint Annuitant is not considered a change in income plan. You may only change your income plan prior to the Annuity Commencement Date.

Payments will continue for the life of the Annuitant under the Life Income with 20 Year Period Certain plan, if he or she lives longer than 20 years. If the Annuitant dies before the end of 20 years, we will continue the remaining payments for the remaining period to you or to the designated payee. Payments will continue for the life of the surviving Annuitant under the Joint Life and Survivor Income with 20 Year Period Certain plan, if any Annuitant lives longer than 20 years. If both Annuitants die before the end of 20 years, the remaining payments will be paid to you or another payee you have designated.


The Initial Monthly Income Payment. We determine the initial Monthly Income payment by taking the greater of:

   (1) the Guaranteed Payment Floor divided by 12; and

   (2) the Level Income Amount.

The Annual Income Amount is used to determine the Level Income Amount. The Level Income Amount is the monthly amount that would result from applying the Annual Income Amount to a twelve month, period certain, fixed single payment immediate annuity.

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The initial Annual Income Amount for the Subaccount is equal to (1) multiplied by (2), divided by (3), where:

   (1) is the annual payment rate per $1,000 for your income plan using the Settlement Age(s) of the Annuitant and any Joint Annuitant as of the Annuity Commencement Date;

   (2) is the Annuity Commencement Value, less any premium tax; and

   (3) is $1,000.

Annual payments rates are based on the Annuity 2000 Mortality Tables using an assumed interest rate of 3%.

On the Annuity Commencement Date, if any Monthly Income would be $100 or less, we reserve the right to reduce the frequency of payments to an interval that would result in each amount being at least $100. If the annual payment would be less than $100, we will pay the Annuity Commencement Value and the contract will terminate on the Annuity Commencement Date.

Subsequent Monthly Income Payments. Monthly Income in subsequent Annuity Years will be calculated as of the first Valuation Day of each Annuity Year and is equal to the greater of (1) and (2) where:

   (1) is the subsequent Level Income Amount, minus any value in the Adjustment Account as of the date the last Monthly Income was paid divided by twelve; and

   (2) is the Guaranteed Payment Floor divided by twelve.

The Annual Income Amount is used to determine the Level Income Amount. The Annual Income Amount in subsequent Annuity Years is determined by means of Annuity Units.

The number of Annuity Units will be determined on the Annuity Commencement Date. The number of Annuity Units for the Subaccount is (1) divided by (2) where:

   (1) is the initial Annual Income Amount from the Subaccount; and

   (2) is the Annuity Unit value for the Subaccount as of the Annuity Commencement Date.

The Annual Income Amount for the Subaccount in each subsequent Annuity Year is the number of Annuity Units for the Subaccount multiplied by the Annuity Unit value for the Subaccount on the first Valuation Day of each Annuity Year. The Annual Income Amount for each subsequent Annuity Year is equal to the sum of Annual Income Amounts for the Subaccount.

The Annual Income Amount may be greater or less than the Annual Income Amount in the first Annuity Year. We guarantee that the Annual Income Amount in subsequent Annuity Years will not be affected by variations in mortality assumptions on which the Annual Income Amount in the first Annuity Year is based.

Determination of Annuity Unit Value. The Annuity Unit value for the Subaccount for any Valuation Period is equal to the Annuity Unit value for the Subaccount for the preceding Valuation Period multiplied by the product of (1) and (2), where:

   (1) is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated; and

   (2) is an Assumed Interest Rate factor equal to .99991902 raised to a power equal to the number of days in the Valuation Period.

The Assumed Interest Rate factor in (2) is the daily equivalent of dividing (i) one by (ii) one plus the Assumed Interest Rate of 3%. If a plan with a different Assumed Interest Rate is used to determine the initial payment, a different Assumed Interest Rate factor will be used to determine subsequent payments.


Adjustment Account. An adjustment account is established on the Annuity Commencement Date. The value of the Adjustment Account on the Annuity Commencement Date is the greater of (1) and (2), where:


   (1) is zero (0); and


   (2) is the Guaranteed Payment Floor, minus twelve multiplied by the initial Level Income Amount.


The value of the Adjustment Account in subsequent Annuity Years is the greater of (1) and (2), where:

   (1) is zero (0); and


   (2) is the value of the Adjustment Account as of the prior Annuity Year, plus twelve multiplied by the Monthly Income for the current Annuity Year, minus twelve multiplied by the Level Income Amount for the current Annuity Year.


Guaranteed Payment Floor

Your initial purchase payment purchases a minimum guaranteed amount of annual income paid monthly beginning on or after the Annuity Commencement Date.


The initial Guaranteed Payment Floor is determined at the time the initial purchase payment is received. All or part of the initial Guaranteed Payment Floor may be carried over from another annuity contract. Purchase payments that do not benefit from a higher carried over Guaranteed Payment Floor will recieve an initial Guaranteed Payment Floor determined by multiplying the


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initial purchase payment by the Guaranteed Payment Floor Factor for the
Annuitant's Attained Age on the date the contract is issued as shown in your contract.

The Guaranteed Payment Floor does not change unless there are additional purchase payments, Gross Withdrawals, a step-up of Guaranteed Payment Floor or the death of an owner.

If you make additional purchase payments, your Guaranteed Payment Floor will be increased. The amount of increase in the Guaranteed Payment Floor will be (1) multiplied by (2), where:

   (1) is the additional purchase payment amount; and

   (2) is the Guaranteed Payment Floor Factor for the Annuitant's Attained Age on the Valuation Day the purchase payment is received.

If approved by us, the above increase may be greater if a Guaranteed Payment Floor amount is carried over from another annuity contract. In addition, we reserve the right to change the table of Guaranteed Payment Floor Factors as of January 1 of each calendar year. We will send you the new table before the effective date of the change. Any change in the Guaranteed Payment Floor
Factors will apply to purchase payments received on or after the table is changed. Any change in the Guaranteed Payment Floor Factors will not affect your Guaranteed Payment Floor purchased before the effective date of the change.

Your Guaranteed Payment Floor may increase each year on the Annuitant's birthday. If the Annuitant's birthday does not fall on a Valuation Day, we will calculate the increase, if any, on the next Valuation Day. The Guaranteed Payment Floor on that date is equal to the greater of (1) and (2), where:

   (1) is the Guaranteed Payment Floor prior to the Annuitant's birthday; and

   (2) is (a) multiplied by (b), where:

       a. is the Guaranteed Payment Floor Factor on the Annuitant's birthday for the Annuitant's Attained Age; and

       b. is the Contract Value on the first Valuation Day on or after the Annuitant's birthday.

The Guaranteed Payment Floor will be adjusted to reflect the amount withdrawn by reducing the Guaranteed Payment Floor in the same proportion that the Contract Value is reduced by the Gross Withdrawal.

If on the Annuity Commencement Date, there is a Joint Annuitant, the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor.

Commutation of Monthly Income Payments


After the Annuity Commencement Date and prior to the end of the period certain, you may elect to commute the remaining period certain payments. The Commutation Value is as of any Valuation Day we receive a written request for Commutation at our Home Office (the "Commutation Date"). Once the period certain is complete, there is no commuted value. However, should the Annuitant live beyond the period certain, Monthly Income Payments will resume.


The Commutation Value is equal to (1) minus (2), where:

   (1) is the present value of the Annual Income Amount for the number of years remaining in the period certain as of the effective date of the lump sum payment; and

   (2) is the Adjustment Account as of the effective date of the lump sum payment.

Present value will be calculated using the Assumed Interest Rate, plus the total Separate Account charges. The effective date of the lump sum payment will be the Valuation Day that we receive your written request to apply this provision in a form acceptable to us at our Home Office.

Important Note on Commutation: Please consider your options carefully before you elect to commute your Monthly Income Payments and receive the Commutation Value. Because the payment you will receive is based on the number of years remaining in the period certain, you will lose the opportunity to receive a potentially significant amount of Monthly Income. Please consider, also, the adverse effect commuting your period certain Income Payments may have on your beneficiaries or designated payees.

Optional Payment Plans

Death proceeds or surrender value may be paid in one payment or, subject to the limitations below, left with us and paid under an Optional Payment Plan. Proceeds paid under an Optional Payment Plan do not include Monthly Income Payments payable upon the Annuity Commencement Date.

During the Annuitant's life, and before Income Payments begin, you (or the designated beneficiary at your death) can choose an Optional Payment Plan. If you change a designated beneficiary, your Optional Payment Plan selection will remain in effect unless you make a new selection. Any election or change in an Optional Payment Plan must be sent to our Home Office in a form acceptable to us. We do not allow any changes after

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Income Payments begin. If an Optional Payment Plan has not been chosen at the death of the owner or Annuitant, your designated beneficiary can choose an Optional Payment Plan when we pay the Death Benefit. See "The Death Benefit" provision of this prospectus.

The Optional Payment Plans listed below are available as either a fixed or variable income option. You must select one or the other; a combination is not permitted.

Fixed Income Options Under an Optional Payment Plan. Fixed Income Payments will begin on the date selected. All amounts are transferred to our General Account and payments made will equal or exceed those required by the state where the contract is issued.


Variable Income Options Under an Optional Payment Plan. Variable Income Payments will begin within seven days of the requested start date. Variable Income Payments after the first will reflect the investment experience of the Subaccount. No minimum amount is guaranteed. Income Payments begin after the date we receive due proof of any owner's (or Annuitant's) death or a surrender. We will determine your variable Income Payments in the manner described in the "Death Benefit Before the Annuity Commencement Date" provision of this prospectus.


The following optional payment plans are available under the contract:

   Optional Payment Plan 1 -- Life Income with Period Certain. This option guarantees periodic payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating Income Payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

   Optional Payment Plan 2 -- Joint Life and Survivor Income. This option provides for periodic payments to be made to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10 year period at the same rate used in calculating Income Payments. We will pay the discounted amount in a lump sum to the survivor's estate, unless otherwise provided.

If the payee is not a natural person, our consent must be obtained before selecting an optional payment plan.

Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 2 (Joint Life and Survivor Income) are not redeemable.


TAX MATTERS


Introduction


This part of the prospectus discusses the federal income tax treatment of the contract. The federal income tax treatment of the contract is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of Non-Qualified Contracts

This part of the discussion describes some of the federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

Tax deferral on earnings. The federal income tax law does generally not tax any increase in an owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:


  . an individual must own the contract (or the tax law must treat the contract as owned by an individual);

  . the investments of the Separate Account must be "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations; and

  . the contract's Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for federal income tax purposes. The entity owning the contract pays tax each year on the annual increase in Contract Value over the annual purchase payments applied to the contract. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxed on the contract's earnings.


There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an

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


individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural owner (entity) is taxable on the annual increase in the Contract Value in excess of the purchase payments made that year. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.


Investments in the Separate Account must be diversified. For a contract to be treated as an annuity contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Total Return Fund in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure on the untaxed income accumulated in the contract and for each subsequent year on that year's income under the contract.


Although we do not control the investments of all of the Total Return Fund, we expect that the Total Return Fund will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."


Age at which Income Payments must begin. Federal income tax rules do not expressly identify a particular age by which Income Payments must begin. However, those rules do require that an annuity contract provide for amortization, through Income Payments of the contract's purchase payments paid and earnings. We believe that these rules are satisfied by providing guaranteed annuity purchase rates in the contract that the owner may exercise at any time. If Income Payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

Partial withdrawals and full surrender. A partial withdrawal occurs when you receive less than the total amount of the contract's Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial surrender exceeds your "investment in the contract." (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.


A full surrender occurs when you receive the total amount of the contract's Surrender Value. In the case of a full surrender, you will pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

Your "investment in the contract" generally equals the total of your purchase payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

It is possible that certain additional amounts could be included in the gain under your contract for purposes of determining the tax treatment of withdrawals, e.g., amounts attributable to the Guaranteed Payment Floor.

Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) all or a portion of your Contract Value as a partial withdrawal or a full surrender, as the case may be.

Gifting a contract. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract" (as defined above). In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

Taxation of Income Payments. The Code imposes tax on a portion of each Income Payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your Income Payment.

Pursuant to the Code, you will pay tax on the full amount of your Income Payments once you have recovered the total amount of the "investment in the contract." If Income Payments cease because of the death of the Annuitant(s) and before the total amount of the investment in the contract has been recovered, the unrecovered amount generally will be deductible.


Taxation of death benefit. We may distribute amounts from your contract because of the death of an owner, a joint owner, or if an owner is a non-natural entity, an Annuitant. The tax treatment of these amounts depends on whether the owner, or Annuitant (or joint owner or Joint Annuitant, if applicable) dies before or after the Annuity Commencement Date.


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Taxation of Death Benefit if Paid Before the Annuity Commencement Date:


  . The death benefit is taxed to the designated beneficiary in the same manner as an Income Payment would have been taxed to the owner if received under an Optional Payment Plan.

  . If not received under an Optional Payment Plan, the death benefit is taxed to the designated beneficiary in the same manner as a surrender or a partial withdrawal would have been taxed to the owner, depending on the manner in which the death benefit is paid.

Taxation of Death Benefit if Paid On or After the Annuity Commencement Date:


  . The death benefit is includible in income to the extent it exceeds the unrecovered "investment in the contract," provided the death benefit is received in accordance with the existing Optional Payment Plan. All Income Payments in excess of the unrecovered "investment in the contract" are includible in income.

The tax law imposes tax on a death benefit proceeds received in a lump sum to the extent that it exceeds the unrecovered "investment in the contract" at the time of payment.

Penalty taxes payable on surrender, partial withdrawals or Income Payments. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals, surrender or Income Payments that:

  .  you receive on or after you reach age 59 1/2;

  .  you receive because you became disabled (as defined in the tax law);

  .  are received on or after the death of an owner; or

  . you receive as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives of the taxpayer and his designated beneficiary; or

  . the beneficiary receives on or after the death of the Owner (or the Annuitant, if the Owner is not a natural person).

Special rules if you own more than one contract. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an Income Payment, surrender, or a partial withdrawal that you must include in income. For example:

  . if you purchase a contract described by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

  . if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

The effects of these rules are not clear. However, these rules could affect:

  . the amount of a surrender, a partial withdrawal or an Income Payment that you must include in income; and

  .  the amount that might be subject to a penalty tax.

Section 1035 Exchanges


Under Section 1035 of the Code, the exchange of one annuity contract (or a life insurance contract) for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract. We do not permit an owner to partially exchange this contract for another annuity contract.

If this contract has been purchased in whole or part by exchanging part of a life insurance or annuity contract, certain subsequent transactions may cause the IRS to retrospectively treat the partial Section 1035 exchange as taxable. We intend to administer the contract without regard to the partially exchanged funding contract and disclaim any responsibility for monitoring events that could cause the IRS to examine the completed partial Section 1035 exchange. We do not intend to inform another insurance company of any transaction involving this contract or, except when required by IRS forms or regulations, to report any such transaction. Owners contemplating any transaction, involving this contract or a partially exchanged contract funding this contract, within twelve months of a partial Section 1035 exchange are strongly advised to consult a tax adviser.


Upon death of a non-spousal joint owner, the contract provides the surviving joint owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under Section 1035.


Beginning in 2010, the owner may exchange the contract under Section 1035 of the Code for a long-term care contract. We believe that the provisions of the Pension Protection Act of 2006 establishing annuity to long-term care Section 1035 exchanges would permit the owner to exchange a portion of the


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



contract to pay the annual or other periodic premium for a long-term care contract issued by us or another insurance company. The IRS has not issued any guidance on such transactions or on the allocation of basis that would be required to effect them. It is possible that the IRS could take a narrow view of the 2006 legislation and treat partial Section 1035 exchanges to pay long-term care premiums as taxable withdrawals from the contract. If all or a portion of the contract is used to purchase long-term care insurance in a
Section 1035 exchange, the amount so used would not be tax-deductible as a medical expense. Any owner contemplating the use of the contract to fund long-term care insurance or long-term care expenses should consult a tax adviser.


Qualified Retirement Plans


We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called "Qualified Contracts." We may not offer all of the types of Qualified Contracts described herein in the future. Prospective purchasers should contact our Home Office for information on the availability of Qualified Contracts at any given time.

The federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified retirement plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a tax adviser.


The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefit and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

Types of Qualified Contracts. The types of Qualified Contracts currently being offered include:

  . Traditional Individual Retirement Accounts (IRAs) permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.

  . Roth IRAs. Section 408A of the Code permits certain eligible individuals to make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 591/2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% IRS penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


  . Traditional individual retirement accounts and Roth individual retirement accounts have the same contribution limits and tax treatment of distributions as the corresponding type of individual retirement annuity, discussed above. The contract may be owned by the custodian or trustee of an individual retirement account established for the benefit of the Annuitant. Only the owner, acting through its authorized representative(s), may exercise contract rights. When held by an individual retirement account, the contract is not issued as an individual retirement annuity or administered as such by us. Annuitants must look to the custodian or trustee, as contract owner, for satisfaction of their rights to benefits under the terms of the individual retirement account.


  . Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

  . 403(b) Plans allow employees of certain tax-exempt organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, to a contract that will provide an annuity for the employee's retirement. Distributions of: (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not

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



    allowed prior to age 591/2, severance from employment, death or disability.
     Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to a 10% IRS penalty tax. For contracts issued after 2008, amounts attributable to non-elective contributions, may be subject to distribution restrictions specified in the employer's 403(b) Plan. Under recent IRS regulations we are obligated to share information concerning certain contract transactions with the employer sponsoring the 403(b) plan in which the owner is participating and possibly other product providers. We are generally are required to confirm, with your 403(b) plan sponsor or otherwise, that these transactions comply with applicable tax requirements and to decline requests that are not in compliance.


Terms of qualified retirement plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Employer qualified plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting and funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; and reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

There are specific Code and ERISA rules that apply to loans from qualified plans. Employer plans may have additional restrictions. Partial withdrawals permitted under this contract may not qualify as a qualified plan loan. There are specific Code rules that apply to death benefits under qualified plans, to which those features under this contract may be subject.

If this contract is purchased as an investment of a qualified plan, the owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.


Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or plan fiduciary to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.


Guaranteed Floor. Distributions from qualified contracts generally must satisfy certain required "minimum distribution rules." It is unclear whether variable Income Payments subject to the Guaranteed Floor feature will satisfy these rules. As a result, the availability of such payments could cause the disqualification of a qualified contract, which could result in increased taxes to the owner. We reserve the right to limit the availability of such payments, or to modify such payments, as necessary to preclude any such disqualification. In addition, the Guaranteed Floor feature, could increase the amount of the minimum required distribution that must be taken from your contract.

IRAs and Roth IRAs. The Code permits individuals to make annual contributions to IRAs of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. The code also permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a

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


Roth IRA is generally subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in this contract comports with IRA qualifications requirements.

You will be the owner of a contract issued as an IRA or Roth IRA, and will be responsible for exercising your rights as owner in accordance with applicable tax rules, including limitations for contributions and distributions.

The death benefit and Qualified Contracts. Pursuant to IRS regulations, IRAs and 403(b) Plans may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs, SEP IRAs or 403(b) Plans. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as Traditional IRA, Roth IRA, SEP IRA or 403(b) Plan could disqualify a contract and result in increased taxes to the owner.

It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a Section 403(b) Plan. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.


Treatment of Qualified Contracts compared with Non-Qualified
Contracts. Although some of the federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:


  . the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

  . the Code does not limit the amount of purchase payments and the time at which premium payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of purchase payments made to Qualified Contracts;


  . the Code does not allow a deduction for purchase payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for purchase payments made to a Qualified Contract;

  . Under most qualified retirement plans, the owner must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2 for Traditional IRAs and SEPs and April 1 of the calendar year following the later of the calendar year in which the employee (except for a 5 percent owner) retires or attains age 70 1/2 for other Qualified Contracts. The actuarial value of certain benefit guarantees, such as guaranteed withdrawal benefits, and certain death benefits may be included with the contract's cash value in determining the required minimum distribution amount. The presence of such living benefits and death benefits may require the owner to withdraw a larger amount each year than would be required based only on the contract value. We are required to annually determine and report to the owner the fair market value for traditional individual retirement annuities while the owner is alive. This computation is based in part on future economic performance and conditions and is made under the guidance of our actuarial department in accordance with income tax regulations and guidelines published by the Society of Actuaries. Due to the uncertainties inherent to producing this number, we cannot warrant its accuracy. Therefore, it is possible that, using different assumptions, the amount required to be withdrawn would be more or less than the amount we report to you as the required minimum distribution. Roth IRAs do not require any distributions during the owner's lifetime. The death benefit under your contract and certain other benefits provided by the living benefit riders may increase the amount of the minimum required distribution that must be taken from your contract. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required may be eligible for rollover.

The federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant, e.g., the participant's compensation.


Under most qualified retirement plans, the participant must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2 for Traditional IRAs and SEPs and for other Qualified Contracts, and April 1 of the calendar year following the later of the calendar year in which the Owner attains age 70 1/2 or the calendar year in which the employee (except for a 5 percent owner) retires. Roth IRAs do not require any distributions during the owner's lifetime. The death benefit under your contract may increase the amount of the minimum required distribution that must be taken from your contract.

When distributions are to be made for married participants under certain qualified contracts, the form of distribution may have to be a qualified joint and survivor annuity. The form of distribution can be altered only with receipt of consent of the spouse and the Annuitant.

Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA (or a Roth 401(k)) if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified retirement plan.

Federal penalty taxes payable on distributions. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or Income Payment:

  .  received on or after the owner reaches age 59 1/2;

  . received on or after the owner's death or because of the owner's disability (as defined in the tax law);

  . received as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or

  . to the extent it does not exceed the amount allowable as a deduction to the Owner, amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exceptions may vary.


Moving money from one Qualified Contract or qualified retirement plan to another. Rollovers and transfers: In many circumstances you may move money between Qualified Contracts and qualified retirement plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting a direct rollover of your after-tax contributions in certain circumstances. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified tax adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan. If your contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.

Direct rollovers: The direct rollover rules apply to certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require federal income tax equal to 20% of the taxable portion of an eligible rollover distribution to be withheld from the amount of the distribution, unless the owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.


Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

Federal Income Tax Withholding


We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal or full surrender, or Income Payment, we will send you forms that explain the withholding requirements.


State Income Tax Withholding

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made

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


under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

Tax Status of the Company


Under existing federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


Federal Estate Taxes


While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax


Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.


Annuity Purchases by Residents of Puerto Rico

The IRS recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.


Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits


We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal law.


Changes in the Law

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

REQUESTING PAYMENTS

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or full surrender proceeds from the Separate Account within seven days after receipt at our Home Office of a request in good order. We also will ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine payment amount as of the end of the Valuation Period during which our Home Office receives the payment request or due proof of death and all required forms.

In most cases, when we pay death benefit proceeds in a lump sum, we will pay these proceeds either:

   (1) to your designated beneficiary directly in the form of a check; or

   (2) by establishing an interest bearing draft account, called the "Secure Access Account," for the designated beneficiary, in the amount of the death benefit.

When establishing the Secure Access Account we will send the designated beneficiary a draftbook within seven days after we receive all the required documents, and the designated beneficiary will have immediate access to the account simply by writing a draft for all or any part of the amount of the death benefit payment. The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the

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FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account. If we do not receive instructions from the designated beneficiary with regard to the form of death benefit payment, we will automatically establish the Secure Access Account for proceeds of $10,000 or more, unless state law requires a positive election. The Secure Access Account is not available in all states.

We will delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

   (1) the disposal or valuation of the Subaccount is not reasonably practicable because:

       . the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Separate Account's assets is not reasonably practicable);

       . the New York Stock Exchange is closed for other than a regular holiday or weekend;

       .  trading is restricted by the SEC; or

   (2) the SEC, by order, permits postponement of payment to protect our owners.

If mandated under applicable law, we may be required to reject a purchase payment and/or block an owner's account and thereby refuse any requests for transfers, partial withdrawals, surrender, or death benefit until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to government regulators.

SALES OF THE CONTRACT

We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana as Genworth Financial Brokerage Corporation) (collectively, "Capital Brokerage Corporation") for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital Brokerage Corporation is located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230.

Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA") (formerly, the NASD, Inc.).

Capital Brokerage Corporation offers the contracts through its registered representatives who are registered with FINRA and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.finra.org or by calling
800.289.9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with FINRA and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

We currently do not pay compensation for the promotion and sale of the contracts, however, we reserve the right to do so in the future.


No commissions have been paid to Capital Brokerage Corporation for the sale of the contracts. In 2008, 2007 and 2006, no underwriting commissions were paid to Capital Brokerage Corporation. Although neither we nor Capital Brokerage Corporation anticipate discontinuing the offering of the contracts, we do reserve the right to discontinue offering the contracts at any time.


ADDITIONAL INFORMATION

Owner Questions

The obligations to owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

Return Privilege

Within 10 days after you receive the contract (or such longer period as may be required by applicable law), you may cancel it for any reason by delivering or mailing it postage prepaid to:

                  Genworth Life and Annuity Insurance Company
                             Annuity New Business
                            6610 West Broad Street
                           Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires otherwise, the amount of the refund you receive will equal your Contract Value as of the Valuation Day our Home Office receives the returned contract plus any adjustments required by applicable law or regulation as of the date we receive the contract. If state law requires that we return your purchase payments, the amount of the refund will equal the purchase payments made less any partial withdrawals you have previously taken. In certain states you may have more than 10 days to return the contract for a refund.

State Regulation

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

Evidence of Death, Age, Gender or Survival

We may require proof of the age, gender, death or survival of any person or persons before acting on any applicable contract provision.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value and a breakdown of the assets in the Subaccount. The report also will show purchase payments and charges made during the statement period. We also will send you an annual and a semi-annual report for the Total Return Fund, as required by the 1940 Act. In addition, you will receive a written confirmation when you make purchase payments or take partial withdrawals.

Other Information

We have filed a Registration Statement with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC website into this prospectus.)


Legal Proceedings

We face a significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, recommending unsuitable products to customers and breaching fiduciary or other duties to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships. We are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations, from state and federal regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

We cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to further investigations and have lawsuits filed against us. In addition, increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

The Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of the Company against any liability incurred by him or her in connection with such proceeding unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments , settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of the Company, the board of directors may cause the Company to indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or on the Separate Account.

Although it is not anticipated that these developments will have an adverse impact on us, the Separate Account, or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

TABLE OF CONTENTS

Statement of Additional Information
                                                             Page
The Company................................................. B-3

The Separate Account........................................ B-3

The Contracts............................................... B-3
   Net Investment Factor.................................... B-3

Termination of Participation Agreement...................... B-4

Calculation of Performance Data............................. B-4
   Subaccount Investing in the Total Return Fund............ B-4

Tax Matters................................................. B-5
   Taxation of Genworth Life and Annuity Insurance Company.. B-5
   IRS Required Distributions............................... B-5

General Provisions.......................................... B-5
   Using the Contracts as Collateral........................ B-5
   The Beneficiary.......................................... B-6
   Non-Participating........................................ B-6
   Misstatement of Age or Gender............................ B-6
   Incontestability......................................... B-6
   Statement of Values...................................... B-6
   Trust as Owner or Beneficiary............................ B-6
   Written Notice........................................... B-6

Legal Developments Regarding Employment-Related Benefit
  Plans..................................................... B-6

Regulation of Genworth Life and Annuity Insurance Company... B-6

Experts..................................................... B-6

Financial Statements........................................ B-6

                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the contract and the Separate Account is available free by writing us at the address below or by calling 800.352.9910.

Genworth Life and Annuity Insurance Company
Annuity New Business
6610 West Broad Street
Richmond, Virginia 23230


Please mail a copy of the Statement of Additional Information for the Separate Account, Form P1165 4/05 (MyClearCourse(R)) to:


Name ___________________________________________________________________________

Address ________________________________________________________________________
                                          Street

________________________________________________________________________________
         City               State                                     Zip

Signature of Requestor _________________________________________________________

                    Statement of Additional Information For
   Flexible Purchase Payment Variable Income with Guaranteed Minimum Income
                   Immediate and Deferred Annuity Contracts

                                Form P1165 4/05

                            Endorsement P5322 1/06


                                  Issued by:
Genworth Life and Annuity Insurance Company Genworth Life & Annuity VA Separate
                                   Account 2
                            6610 West Broad Street
                           Richmond, Virginia 23230
                        Telephone Number: 800.352.9910

--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2009, for the Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VA Separate Account 2. The terms used in the current prospectus for the Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts are incorporated into this Statement of Additional Information.


For a free copy of the prospectus:

Call:      800.352.9910

Or write:  Genworth Life and Annuity Insurance Company
           6610 West Broad Street
           Richmond, Virginia 23230

Or visit:  www.genworth.com

Or:        contact your financial representative


The date of this Statement of Additional Information is May 1, 2009.

TABLE OF CONTENTS

The Company............................................................... B-3

The Separate Account...................................................... B-3

The Contracts............................................................. B-3
   Net Investment Factor.................................................. B-3

Termination of Participation Agreement.................................... B-4

Calculation of Performance Data........................................... B-4
   Subaccount Investing in the Total Return Fund.......................... B-4

Tax Matters............................................................... B-5
   Taxation of Genworth Life and Annuity Insurance Company................ B-5
   IRS Required Distributions............................................. B-5

General Provisions........................................................ B-5
   Using the Contracts as Collateral...................................... B-5
   The Beneficiary........................................................ B-6
   Non-Participating...................................................... B-6
   Misstatement of Age or Gender.......................................... B-6
   Incontestability....................................................... B-6
   Statement of Values.................................................... B-6
   Trust as Owner or Beneficiary.......................................... B-6
   Written Notice......................................................... B-6

Legal Developments Regarding Employment-Related Benefit Plans............. B-6

Regulation of Genworth Life and Annuity Insurance Company................. B-6

Experts................................................................... B-6

Financial Statements...................................................... B-6

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC while remaining an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"). Until March 12, 2007, our preferred shares were owned by an affiliate, Brookfield Life Assurance Company Limited. On March 12, 2007, we redeemed the remaining outstanding preferred shares for par value of $110.0 million and paid $2.5 million in dividends on the redeemed preferred shares. On April 30, 2007, the issued shares of preferred stock were retired.

Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.


On January 1, 2007, Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") merged with and into the Company. The Company was the surviving entity. FHL and FCL were both stock life insurance companies operating under charter granted by the Commonwealth of Virginia and both were affiliates of the Company. We received regulatory approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia for these mergers. The accompanying financial information for the Company has been presented as if the mergers had been effective for all periods and were accounted for as a pooling of interests for entities under common control, as the Company, FHL and FCL were all wholly-owned subsidiaries of Genworth.

Upon consummation of the FHL and FCL mergers, the Company transferred its ownership of American Mayflower Life Insurance Company of New York ("AML"), formerly a wholly-owned subsidiary of FCL, to Genworth Life Insurance Company of New York ("GLICNY"), an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY, with GLICNY being the surviving entity. For periods beginning after December 31, 2006, AML was not in our consolidated financial statements.

We are one of a number of subsidiaries of Genworth, a leading financial security company dedicated to providing insurance, wealth management, investment management and financial solutions to more than 15 million customers, with a presence in more than 25 countries. We have two operating segments: (1) Protection and (2) Retirement Income and Institutional.

  . Protection. We offer customers term and universal life insurance, and Medicare supplement insurance.

  . Retirement Income and Institutional. We offer customers a variety of wealth accumulation, income distribution and institutional investment products. Wealth accumulation and income distribution products principally include fixed and variable deferred and immediate individual annuities and group variable annuities offered through retirement plans. We discontinued offering variable life on and after May 1, 2008. Institutional products include funding agreements backing notes ("FABNs"), funding agreements and guaranteed investment contracts ("GICs").


We also have Corporate and Other activities, which include income and expenses not allocated to the segments.

We do business in the District of Columbia and all states, except New York.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Variable Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

The Separate Account

In accordance with the Board Resolution establishing the Separate Account, such Separate Account will be divided into one or more Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, unit investment trust, managed separate account and/or other portfolios (the "Eligible Portfolios"), and net premiums under the contracts shall be allocated to one or more Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

The Contracts

Net Investment Factor

The net investment factor measures investment performance of the Subaccount during a Valuation Period. The Subaccount has its own net investment factor for a Valuation Period. The net investment factor of a Subaccount available under a contract for a Valuation Period is (a) divided by (b) minus (c) where:

   (a) is the result of:

      (1) the value of the net assets of the Subaccount at the end of the preceding Valuation Period; plus

      (2) the investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the Valuation Period for which the net investment factor is being determined; minus

      (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

      (4) any amount charged against the Subaccount for taxes (this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount); and

   (b) is the value of the net assets of the Subaccount at the end of the preceding Valuation Period; and

   (c) is a factor for the Valuation Period representing the mortality and expense risk charge.

We will value the assets in the Separate Account at their fair market value in accordance with generally accepted accounting practices and applicable laws.

Termination of Participation Agreement

The participation agreement pursuant to which the GE Investments Funds, Inc. -- Total Return Fund ("Total Return Fund") sells its shares to the Separate Account contains a provision regarding the circumstances in which the Agreement may be terminated.

GE Investments Funds, Inc. This agreement may be terminated at the option of any party upon one-hundred eighty (180) days' advance written notice to the other parties, unless a shorter time is agreed to by the parties.

Calculation of Performance Data

From time to time, we may disclose total return, yield, and other performance data for the Subaccount investing in the Total Return Fund. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The calculations of yield, total return, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range from 0% to 3.5% of premium payments and are generally based on the rules of the state in which you reside.

Subaccount Investing in the Total Return Fund

Standardized Total Return. Sales literature or advertisements may quote total return, including average annual total return for the Subaccount for various periods of time including 1 year, 5 years and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that begin before the contract was available, performance data will be based on the performance of the Total Return Fund, adjusted for the level of the Separate Account and contract charges currently in effect. Average annual total return will be calculated using Subaccount unit values as described below:

   (1) We calculate unit value for each Valuation Period based on the performance of the Subaccount investing in the Total Return Fund (after deductions for the Total Return Fund's expenses, and the mortality and expense risk fees).

   (2) Standardized total return does not reflect the deduction of any premium taxes.

   (3) Standardized total return will then be calculated according to the following formula:

       TR = (ERV/P)/1/N/ - 1

       where:

TR   =   the average annual total return for the
         period.
ERV  =   the ending redeemable value (reflecting
         deductions as described above) of the
         hypothetical investment at the end of the
         period.
P    =   a hypothetical single investment of $1,000.
N    =   the duration of the period (in years).

The Total Return Fund has provided the price information used to calculate the historical performance of the Subaccount. We have no reason to doubt the accuracy of the figures provided by the Total Return Fund. We have not independently verified such information.

We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P) - 1

where:

CTR  =   the cumulative total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.

Other non-standardized quotations of Subaccount performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Subaccount performance with standardized performance quotations.

Tax Matters

Taxation of Genworth Life and Annuity Insurance Company


We do not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. (See the "Tax Matters" section of the prospectus.) Based upon these expectations, no charge is being made currently to the Separate Account for federal income taxes. Such a charge may be made in future years if we believe that we may incur federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.


We may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we may currently impose a charge), charges for such taxes attributable to the Separate Account may also be made.

IRS Required Distributions


In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified contract to provide that:


   (a) if any owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

   (b) if any owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

      (1) within five years after the date of that owner's death, or

      (2) as Income Payments which will begin within one year of that owner's death and which will be made over the life of the owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary.

The "designated beneficiary" generally is the person who will be treated as the sole owner of the contract following the death of the owner, joint owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any owner is not an individual, the death of the Annuitant will be treated as the death of an owner for purposes of these rules.

The Non-Qualified contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

General Provisions

Using the Contracts as Collateral

A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a beneficiary may be affected by an assignment. The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available and/or eligible for assignment. See the "Tax Matters" provision of the prospectus.


The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application or by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation.

Non-Participating

The contract is non-participating. No dividends are payable.

Incontestability

We will not contest the contract.

Statement of Values

At least once each year, we will send you a statement of values within 30 days after each report date. The statement will show Contract Value, purchase payments and other financial transactions made by you during the report period.

Trust as Owner or Beneficiary

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

Written Notice

Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and each Annuitant's full name must be included.

We will send all notices to the owner at the last known address on file with us.

Legal Developments Regarding Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

Regulation of Genworth Life And Annuity Insurance Company


Besides federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia and all states, except New York.


Experts


The consolidated financial statements and financial statement schedules of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2008 and 2007, and for each of the years in the three-year period ended December 31, 2008, and the financial statements of the Separate Account as of December 31, 2008 and for the periods indicated, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


Financial Statements

The Statement of Additional Information contains the consolidated financial statements of the Company and its subsidiaries (collectively referred to in this paragraph as the "Company") and financial statements of the Separate Account. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

                  GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2008

      (WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S REPORT THEREON)

                  GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                Table of Contents

                                December 31, 2008

                                                                            PAGE
                                                                            ----
Independent Registered Public Accounting Firm's Report                      F-1
Statements of Assets and Liabilities                                        F-3
Statements of Operations                                                    F-13
Statements of Changes in Net Assets                                         F-26
Notes to Financial Statements                                               F-49

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Contract Owners
Genworth Life & Annuity VA Separate Account 2 and
The Board of Directors
Genworth Life and Annuity Insurance Company:

     We have audited the accompanying statements of assets and liabilities of Genworth Life & Annuity VA Separate Account 2 (the Account) (comprising the AIM Variable Insurance Funds -- AIM V.I. Basic Value Fund -- Series II shares, AIM V.I. Core Equity Fund -- Series I shares, AIM V.I. International Growth Fund -- Series II shares; AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B, AllianceBernstein Global Technology Portfolio -- Class B, AllianceBernstein Growth and Income Portfolio -- Class B, AllianceBernstein International Value Portfolio -- Class B, AllianceBernstein Large Cap Growth Portfolio -- Class B, AllianceBernstein Small Cap Growth Portfolio -- Class B; American Century Variable Portfolios II, Inc. -- VP Inflation Protection Fund -- Class II; BlackRock Variable Series Funds, Inc. -- BlackRock Basic Value V.I. Fund -- Class III, BlackRock Global Allocation V.I. Fund -- Class III, BlackRock Large Cap Growth V.I. Fund -- Class III, BlackRock Value Opportunities V.I. Fund -- Class III; Columbia Funds Variable Insurance Trust I -- Columbia Marsico Growth Fund, Variable Series -- Class A, Columbia Marsico International Opportunities Fund, Variable Series -- Class B; Eaton Vance Variable Trust -- VT Floating-Rate Income Fund, VT Worldwide Health Sciences Fund; Federated Insurance Series -- Federated High Income Bond Fund II -- Service Shares, Federated Kaufmann Fund II -- Service Shares; Fidelity(R) Variable Insurance Products Fund -- VIP Balanced Portfolio -- Service Class 2, VIP Contrafund(R) Portfolio -- Service Class 2, VIP Equity-Income Portfolio -- Service Class 2, VIP Growth & Income Portfolio -- Service Class 2, VIP Growth Portfolio -- Service Class 2, VIP Investment Grade Bond Portfolio -- Service Class 2, VIP Mid Cap Portfolio -- Service Class 2, VIP Value Strategies Portfolio -- Service Class 2; Franklin Templeton Variable Insurance Products Trust -- Franklin Income Securities Fund -- Class 2 Shares, Franklin Templeton VIP Founding Funds Allocation Fund -- Class 2 Shares, Mutual Shares Securities Fund -- Class 2 Shares, Templeton Growth Securities Fund -- Class 2 Shares; GE Investments Funds, Inc. -- Core Value Equity Fund -- Class 1 Shares, Income Fund -- Class 1 Shares, Mid-Cap Equity Fund -- Class 1 Shares, Money Market Fund, Real Estate Securities Fund -- Class 1 Shares, S&P 500(R) Index Fund, Small-Cap Equity Fund -- Class 1 Shares, Total Return Fund -- Class 3 Shares, U.S. Equity Fund -- Class 1 Shares; Genworth Variable Insurance Trust -- Genworth Columbia Mid Cap Value Fund, Genworth Davis NY Venture Fund, Genworth Eaton Vance Large Cap Value Fund, Genworth Legg Mason Partners Aggressive Growth Fund, Genworth PIMCO StockPLUS Fund, Genworth Putnam International Capital Opportunities Fund, Genworth Thornburg International Value Fund, Genworth Western Asset Management Core Plus Fixed Income Fund; Janus Aspen Series -- Balanced Portfolio -- Service Shares, Forty Portfolio -- Service Shares; Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Aggressive Growth Portfolio -- Class II, Legg Mason Partners Variable Capital and Income Portfolio -- Class II, Legg Mason Partners Variable Fundamental Value Portfolio -- Class I; MFS(R) Variable Insurance Trust -- MFS(R) Investors Trust Series -- Service Class Shares, MFS(R) Total Return Series -- Service Class Shares, MFS(R) Utilities Series -- Service Class Shares; Oppenheimer Variable Account Funds -- Oppenheimer Balanced Fund/VA -- Service Shares, Oppenheimer Capital Appreciation Fund/VA -- Service Shares, Oppenheimer Global Securities Fund/VA -- Service Shares, Oppenheimer Main Street Fund/VA -- Service Shares, Oppenheimer Main Street Small Cap Fund/VA -- Service Shares; PIMCO Variable Insurance Trust -- PIMCO All Asset Portfolio -- Advisor Class Shares, PIMCO High Yield Portfolio -- Administrative Class Shares, PIMCO Long-Term U.S. Government Portfolio -- Administrative Class Shares, PIMCO Low Duration Portfolio -- Administrative Class Shares, PIMCO Total Return Portfolio -- Administrative Class Shares; The Prudential Series Fund -- Jennison 20/20 Focus Portfolio -- Class II Shares, Jennison Portfolio -- Class II Shares, Natural Resources Portfolio -- Class II Shares; The Universal Institutional Funds, Inc. -- Equity and Income Portfolio -- Class II Shares; Van Kampen Life Investment Trust -- Comstock Portfolio -- Class II Shares; XTF Advisors Trust -- ETF 60 Portfolio -- Class II Shares) as of December 31, 2008, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Genworth Life & Annuity VA Separate Account 2 as of December 31, 2008, the results of their operations for the year or lesser period then ended, the changes in their net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

Richmond, Virginia
April 3, 2009

                      Statements of Assets and Liabilities

                                December 31, 2008

                                                                     AIM VARIABLE INSURANCE FUNDS
                                                               ---------------------------------------
                                                                                            AIM V.I.
                                                                 AIM V.I.     AIM V.I.   INTERNATIONAL
                                                               BASIC VALUE  CORE EQUITY     GROWTH
                                                                 FUND --       FUND --      FUND --
                                                 CONSOLIDATED   SERIES II    SERIES I      SERIES II
                                                     TOTAL        SHARES       SHARES       SHARES
                                                 -----------------------------------------------------
ASSETS:
Investments at fair value (note 2b)              $183,289,814     10,949      102,192      1,808,110
Dividend receivable                                    80,658         --           --             --
Receivable for units sold                              54,432         --           --             --
                                                 -----------------------------------------------------
      Total assets                                183,424,904     10,949      102,192      1,808,110
                                                 -----------------------------------------------------
LIABILITIES:
Accrued expenses payable to affiliate (note 4b)         9,079         --            4             80
Payable for units withdrawn                           168,490         --            1          6,608
                                                 -----------------------------------------------------
      Total liabilities                               177,569         --            5          6,688
                                                 -----------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract owners in
   the accumulation period                        166,006,100     10,949      102,187      1,678,885
Variable annuity contract owners in
   the annuitization period                        17,241,235         --           --        122,537
                                                 -----------------------------------------------------
Net assets                                       $183,247,335     10,949      102,187      1,801,422
                                                 =====================================================
Investments in securities at cost                $228,776,299     26,740      132,864      2,468,720
                                                 =====================================================
Shares outstanding                                                 2,690        5,174         94,025
                                                               =======================================

                                                            ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                                                 --------------------------------------------------------------------------
                                                 ALLIANCEBERNSTEIN
                                                      BALANCED      ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN
                                                       WEALTH             GLOBAL           GROWTH AND       INTERNATIONAL
                                                      STRATEGY          TECHNOLOGY           INCOME             VALUE
                                                    PORTFOLIO --      PORTFOLIO --        PORTFOLIO --       PORTFOLIO --
                                                      CLASS B            CLASS B            CLASS B            CLASS B
                                                 --------------------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)                  1,277,267            4,190              22,029           2,551,593
Dividend receivable                                         --               --                  --                  --
Receivable for units sold                                   --               --                  --                  --
                                                 --------------------------------------------------------------------------
      Total assets                                   1,277,267            4,190              22,029           2,551,593
                                                 --------------------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to affiliate (note 4b)             55               --                   1                 114
Payable for units withdrawn                                  1               --                   1               8,310
                                                 --------------------------------------------------------------------------
      Total liabilities                                     56               --                   2               8,424
                                                 --------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract owners in
   the accumulation period                           1,263,548            4,190              22,027           2,379,739
Variable annuity contract owners in
   the annuitization period                             13,663               --                  --             163,430
                                                 --------------------------------------------------------------------------
Net assets                                           1,277,211            4,190              22,027           2,543,169
                                                 ==========================================================================
Investments in securities at cost                    1,804,336            4,515              40,515           4,178,619
                                                 ==========================================================================
Shares outstanding                                     148,866              393               1,698             233,449
                                                 ==========================================================================

                 See accompanying notes to financial statements

                                                                                             AMERICAN
                                                           ALLIANCEBERNSTEIN                 CENTURY
                                                       VARIABLE PRODUCTS SERIES              VARIABLE
                                                        FUND, INC. (CONTINUED)         PORTFOLIOS II, INC.
                                                 ------------------------------------  -------------------
                                                 ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN           VP
                                                     LARGE CAP          SMALL CAP            INFLATION
                                                       GROWTH             GROWTH            PROTECTION
                                                    PORTFOLIO --       PORTFOLIO --           FUND --
                                                      CLASS B            CLASS B             CLASS II
                                                 ---------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)                   $117,658             951               4,116,441
Dividend receivable                                         --              --                      --
Receivable for units sold                                   --              --                      --
                                                 ---------------------------------------------------------
      Total assets                                     117,658             951               4,116,441
                                                 ---------------------------------------------------------
LIABILITIES:
Accrued expenses payable to affiliate (note 4b)              4              --                     167
Payable for units withdrawn                                 --              --                   2,705
                                                 ---------------------------------------------------------
      Total liabilities                                      4              --                   2,872
                                                 ---------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract owners in
   the accumulation period                             117,654             951               3,799,275
Variable annuity contract owners in
   the annuitization period                                 --              --                 314,294
                                                 ---------------------------------------------------------
Net assets                                            $117,654             951               4,113,569
                                                 =========================================================
Investments in securities at cost                     $159,171             943               4,005,543
                                                 =========================================================
Shares outstanding                                       6,526             115                 415,802
                                                 =========================================================

                                                                                                               COLUMBIA
                                                                                                            FUNDS VARIABLE
                                                          BLACKROCK VARIABLE SERIES FUNDS, INC.           INSURANCE TRUST I
                                                 -------------------------------------------------------  -----------------
                                                                                                               COLUMBIA
                                                                 BLACKROCK     BLACKROCK     BLACKROCK          MARSICO
                                                   BLACKROCK      GLOBAL       LARGE CAP       VALUE         GROWTH FUND,
                                                  BASIC VALUE   ALLOCATION      GROWTH     OPPORTUNITIES       VARIABLE
                                                 V.I. FUND --  V.I. FUND --  V.I. FUND --   V.I. FUND --       SERIES --
                                                   CLASS III     CLASS III     CLASS III     CLASS III          CLASS A
                                                 --------------------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)                 134,711     33,463,722      16,487         35,805           212,575
Dividend receivable                                      --             --          --             --                --
Receivable for units sold                                --             --          --             --                --
                                                 --------------------------------------------------------------------------
      Total assets                                  134,711     33,463,722      16,487         35,805           212,575
                                                 --------------------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to affiliate (note 4b)           5          1,826           1              1                 8
Payable for units withdrawn                              --          4,889           1             --                 2
                                                 --------------------------------------------------------------------------
      Total liabilities                                   5          6,715           2              1                10
                                                 --------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract owners in
   the accumulation period                          134,706     25,817,527      16,485         35,804           212,565
Variable annuity contract owners in
   the annuitization period                              --      7,639,480          --             --                --
                                                 --------------------------------------------------------------------------
Net assets                                          134,706     33,457,007      16,485         35,804           212,565
                                                 ==========================================================================
Investments in securities at cost                   243,959     40,903,312      27,934         37,783           292,183
                                                 ==========================================================================
Shares outstanding                                   16,191      2,961,391       2,207          4,018            15,805
                                                 ==========================================================================

                 See accompanying notes to financial statements

                                                       COLUMBIA
                                                    FUNDS VARIABLE
                                                      INSURANCE              EATON VANCE                FEDERATED
                                                 TRUST I (CONTINUED)        VARIABLE TRUST          INSURANCE SERIES
                                                 -------------------  -------------------------  ----------------------
                                                       COLUMBIA
                                                       MARSICO                                   FEDERATED
                                                    INTERNATIONAL                                   HIGH
                                                    OPPORTUNITIES                        VT        INCOME     FEDERATED
                                                        FUND,               VT        WORLDWIDE     BOND      KAUFMANN
                                                       VARIABLE       FLOATING--RATE    HEALTH   FUND II --  FUND II --
                                                      SERIES --           INCOME       SCIENCES    SERVICE     SERVICE
                                                       CLASS B             FUND         FUND       SHARES      SHARES
                                                 ----------------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)                   $1,382,336         1,167,627      59,766       --       1,016,277
Dividend receivable                                           --             7,186          --       --              --
Receivable for units sold                                     --                --          --       --              --
                                                 ----------------------------------------------------------------------
      Total assets                                     1,382,336         1,174,813      59,766       --       1,016,277
                                                 ----------------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to affiliate (note 4b)               60              (103)          2       --              47
Payable for units withdrawn                                5,276               161          --       --           4,238
                                                 ----------------------------------------------------------------------
      Total liabilities                                    5,336                58           2       --           4,285
                                                 ----------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract owners in
   the accumulation period                             1,294,595         1,097,053      59,764       --         929,562
Variable annuity contract owners in
   the annuitization period                               82,405            77,702          --       --          82,430
                                                 ----------------------------------------------------------------------
Net assets                                            $1,377,000         1,174,755      59,764       --       1,011,992
                                                 ======================================================================
Investments in securities at cost                     $2,216,483         1,481,933      65,425       --         996,821
                                                 ======================================================================
Shares outstanding                                       132,281           177,451       5,803       --         104,879
                                                 ======================================================================

                                                            FIDELITY(R) VARIABLE
                                                           INSURANCE PRODUCTS FUND
                                                 ------------------------------------------
                                                      VIP           VIP            VIP
                                                   BALANCED    CONTRAFUND(R)  EQUITY-INCOME
                                                 PORTFOLIO --   PORTFOLIO --   PORTFOLIO --
                                                    SERVICE       SERVICE        SERVICE
                                                    CLASS 2       CLASS 2        CLASS 2
                                                 ------------------------------------------
ASSETS:
Investments at fair value (note 2b)                1,726,634       785,075       106,134
Dividend receivable                                       --            --            --
Receivable for units sold                                 --            --            --
                                                 ------------------------------------------
      Total assets                                 1,726,634       785,075       106,134
                                                 ------------------------------------------
LIABILITIES:
Accrued expenses payable to affiliate (note 4b)           84            31             4
Payable for units withdrawn                            2,741             3             3
                                                 ------------------------------------------
      Total liabilities                                2,825            34             7
                                                 ------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract owners in
   the accumulation period                         1,610,403       785,041       106,127
Variable annuity contract owners in
   the annuitization period                          113,406            --            --
                                                 ------------------------------------------
Net assets                                         1,723,809       785,041       106,127
                                                 ==========================================
Investments in securities at cost                  2,475,295     1,391,035       160,339
                                                 ==========================================
Shares outstanding                                   177,091        51,854         8,164
                                                 ==========================================

                 See accompanying notes to financial statements


                                                       FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                                 --------------------------------------------------------------------

                                                                                  VIP
                                                      VIP                     INVESTMENT                      VIP
                                                   GROWTH &         VIP          GRADE          VIP          VALUE
                                                    INCOME        GROWTH         BOND         MID CAP     STRATEGIES
                                                 PORTFOLIO --  PORTFOLIO --  PORTFOLIO --  PORTFOLIO --  PORTFOLIO --
                                                    SERVICE       SERVICE       SERVICE       SERVICE       SERVICE
                                                    CLASS 2       CLASS 2       CLASS 2       CLASS 2       CLASS 2
                                                 --------------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)                   $--         54,258        135,642       124,459       29,979
Dividend receivable                                    --             --             --            --           --
Receivable for units sold                              --             --             --            --           --
                                                 --------------------------------------------------------------------
      Total assets                                     --         54,258        135,642       124,459       29,979
                                                 --------------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to affiliate (note 4b)        --              2              4             6            1
Payable for units withdrawn                            --             --              4             3            1
                                                 --------------------------------------------------------------------
      Total liabilities                                --              2              8             9            2
                                                 --------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract owners in
   the accumulation period                             --         54,256        135,634       124,450       29,977
Variable annuity contract owners in
   the annuitization period                            --             --             --            --           --
                                                 --------------------------------------------------------------------
Net assets                                            $--         54,256        135,634       124,450       29,977
                                                 ====================================================================
Investments in securities at cost                     $--         91,828        137,226       200,420       77,252
                                                 ====================================================================
Shares outstanding                                     --          2,328         11,673         6,869        6,044
                                                 ====================================================================

                                                               FRANKLIN TEMPLETON
                                                        VARIABLE INSURANCE PRODUCTS TRUST
                                                 ----------------------------------------------
                                                                    FRANKLIN
                                                                    TEMPLETON
                                                                       VIP
                                                    FRANKLIN        FOUNDING         MUTUAL
                                                     INCOME           FUNDS          SHARES
                                                   SECURITIES      ALLOCATION      SECURITIES
                                                     FUND --         FUND --         FUND --
                                                 CLASS 2 SHARES  CLASS 2 SHARES  CLASS 2 SHARES
                                                 ----------------------------------------------
ASSETS:
Investments at fair value (note 2b)                18,773,486      6,534,850       3,145,740
Dividend receivable                                        --             --              --
Receivable for units sold                                  --             --              --
                                                 ----------------------------------------------
      Total assets                                 18,773,486      6,534,850       3,145,740
                                                 ----------------------------------------------
LIABILITIES:
Accrued expenses payable to affiliate (note 4b)           899            324             140
Payable for units withdrawn                             1,723            142          10,464
                                                 ----------------------------------------------
      Total liabilities                                 2,622            466          10,604
                                                 ----------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract owners in
   the accumulation period                         17,736,543      6,256,166       2,934,192
Variable annuity contract owners in
   the annuitization period                         1,034,321        278,218         200,944
                                                 ----------------------------------------------
Net assets                                         18,770,864      6,534,384       3,135,136
                                                 ==============================================
Investments in securities at cost                  26,035,684      9,683,132       3,544,700
                                                 ==============================================
Shares outstanding                                  1,655,510      1,164,857         267,041
                                                 ==============================================

                 See accompanying notes to financial statements

                                                      FRANKLIN
                                                     TEMPLETON
                                                      VARIABLE
                                                      INSURANCE
                                                      PRODUCTS
                                                 TRUST (CONTINUED)            GE INVESTMENTS FUNDS, INC.
                                                 -----------------  ----------------------------------------------
                                                     TEMPLETON
                                                       GROWTH         CORE VALUE                        MID-CAP
                                                     SECURITIES         EQUITY          INCOME          EQUITY
                                                      FUND --           FUND --         FUND --         FUND --
                                                   CLASS 2 SHARES   CLASS 1 SHARES  CLASS 1 SHARES  CLASS 1 SHARES
                                                 -----------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)                   $222,403           3,807          155,169          77,808
Dividend receivable                                         --              --               --              --
Receivable for units sold                                   --              --               --              --
                                                 -----------------------------------------------------------------
      Total assets                                     222,403           3,807          155,169          77,808
                                                 -----------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to affiliate (note 4b)              8              --                7               4
Payable for units withdrawn                                  2              --                2               3
                                                 -----------------------------------------------------------------
      Total liabilities                                     10              --                9               7
                                                 -----------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract owners in
   the accumulation period                             222,393           3,807          155,160          77,801
Variable annuity contract owners in
   the annuitization period                                 --              --               --              --
                                                 -----------------------------------------------------------------
Net assets                                            $222,393           3,807          155,160          77,801
                                                 =================================================================
Investments in securities at cost                     $404,948           5,115          177,104         122,307
                                                 =================================================================
Shares outstanding                                      27,122             588           15,109           7,410
                                                 =================================================================






                                                               GE INVESTMENTS FUNDS, INC.
                                                 -----------------------------------------------------

                                                              REAL ESTATE                  SMALL-CAP
                                                   MONEY      SECURITIES    S&P 500(R)      EQUITY
                                                   MARKET       FUND --       INDEX         FUND --
                                                    FUND    CLASS 1 SHARES     FUND     CLASS 1 SHARES
                                                 -----------------------------------------------------
ASSETS:
Investments at fair value (note 2b)              7,240,360      760,305       480,222       86,398
Dividend receivable                                  6,943           --            --           --
Receivable for units sold                           54,432           --            --           --
                                                 -----------------------------------------------------
      Total assets                               7,301,735      760,305       480,222       86,398
                                                 -----------------------------------------------------
LIABILITIES:
Accrued expenses payable to affiliate (note 4b)        284           31            22            3
Payable for units withdrawn                             --        2,661             2           --
                                                 -----------------------------------------------------
      Total liabilities                                284        2,692            24            3
                                                 -----------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract owners in
   the accumulation period                       6,918,365      713,807       480,198       86,395
Variable annuity contract owners in
   the annuitization period                        383,086       43,806            --           --
                                                 -----------------------------------------------------
Net assets                                       7,301,451      757,613       480,198       86,395
                                                 =====================================================
Investments in securities at cost                7,240,360      889,554       811,946      160,384
                                                 =====================================================
Shares outstanding                               7,240,360      117,694        30,014       11,550
                                                 =====================================================

                 See accompanying notes to financial statements

                                                         GE INVESTMENTS
                                                     FUNDS, INC. (CONTINUED)
                                                 ------------------------------



                                                  TOTAL RETURN     U.S. EQUITY
                                                     FUND --          FUND --
                                                 CLASS 3 SHARES  CLASS 1 SHARES
                                                 ------------------------------
ASSETS:
Investments at fair value (note 2b)                $47,865,482        18,860
Dividend receivable                                         --            --
Receivable for units sold                                   --            --
                                                 ------------------------------
      Total assets                                  47,865,482        18,860
                                                 ------------------------------
LIABILITIES:
Accrued expenses payable to affiliate (note 4b)          2,525            --
Payable for units withdrawn                              4,040             1
                                                 ------------------------------
      Total liabilities                                  6,565             1
                                                 ------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract owners in
   the accumulation period                          45,110,853        18,859
Variable annuity contract owners in
   the annuitization period                          2,748,064            --
                                                 ------------------------------
Net assets                                         $47,858,917        18,859
                                                 ==============================
Investments in securities at cost                  $65,441,314        33,459
                                                 ==============================
Shares outstanding                                   3,760,054           840
                                                 ==============================


                                                                    GENWORTH VARIABLE INSURANCE TRUST
                                                 ----------------------------------------------------------------------
                                                                                    GENWORTH                GENWORTH
                                                 GENWORTH               GENWORTH   LEGG MASON                PUTNAM
                                                 COLUMBIA   GENWORTH  EATON VANCE   PARTNERS    GENWORTH  INTERNATIONAL
                                                 MID CAP    DAVIS NY   LARGE CAP   AGGRESSIVE    PIMCO       CAPITAL
                                                   VALUE     VENTURE      VALUE       GROWTH   STOCKPLUS  OPPORTUNITIES
                                                   FUND       FUND        FUND        FUND        FUND         FUND
                                                 ----------------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)              1,011,962    8,430    2,601,751   3,135,335   4,198,122    1,128,169
Dividend receivable                                     --       --           --          --          --           --
Receivable for units sold                               --       --           --          --          --           --
                                                 ----------------------------------------------------------------------
      Total assets                               1,011,962    8,430    2,601,751   3,135,335   4,198,122    1,128,169
                                                 ----------------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to affiliate (note 4b)         47       --          119         144         192           52
Payable for units withdrawn                          4,274        1       10,858      13,443      17,480        5,302
                                                 ----------------------------------------------------------------------
      Total liabilities                              4,321        1       10,977      13,587      17,672        5,354
                                                 ----------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract owners in
   the accumulation period                         925,519    8,429    2,388,263   2,875,344   3,856,417    1,039,519
Variable annuity contract owners in
   the annuitization period                         82,122       --      202,511     246,404     324,033       83,296
                                                 ----------------------------------------------------------------------
Net assets                                       1,007,641    8,429    2,590,774   3,121,748   4,180,450    1,122,815
                                                 ======================================================================
Investments in securities at cost                1,027,697    8,098    2,521,399   2,958,977   4,428,652    1,054,710
                                                 ======================================================================
Shares outstanding                                 150,285    1,176      338,708     420,331     612,444      168,323
                                                 ======================================================================

                 See accompanying notes to financial statements

                                                                                                                             MFS(R)
                                         GENWORTH VARIABLE                                                                 VARIABLE
                                             INSURANCE                                            LEGG MASON               INSURANCE
                                         TRUST (CONTINUED)       JANUS ASPEN SERIES     PARTNERS VARIABLE EQUITY TRUST       TRUST
                                     -------------------------  --------------------  -----------------------------------  ---------
                                                                                                  LEGG MASON     LEGG
                                                     GENWORTH                         LEGG MASON   PARTNERS      MASON      MFS(R)
                                                      WESTERN                          PARTNERS    VARIABLE    PARTNERS    INVESTORS
                                                       ASSET                           VARIABLE     CAPITAL    VARIABLE      TRUST
                                        GENWORTH    MANAGEMENT   BALANCED    FORTY    AGGRESSIVE      AND     FUNDAMENTAL   SERIES
                                       THORNBURG     CORE PLUS  PORTFOLIO  PORTFOLIO    GROWTH      INCOME       VALUE        --
                                     INTERNATIONAL     FIXED        --        --       PORTFOLIO   PORTFOLIO   PORTFOLIO    SERVICE
                                         VALUE        INCOME     SERVICE    SERVICE       --          --          --         CLASS
                                          FUND         FUND       SHARES    SHARES     CLASS II    CLASS II     CLASS I     SHARES
                                     -----------------------------------------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)    $983,551      2,542,027  2,643,423  3,268,087    30,291       9,612      28,293       4,429
Dividend receivable                          --             --         --         --        --          --          --          --
Receivable for units sold                    --             --         --         --        --          --          --          --
                                     -----------------------------------------------------------------------------------------------
      Total assets                      983,551      2,542,027  2,643,423  3,268,087    30,291       9,612      28,293       4,429
                                     -----------------------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                       46            120        146        148         1           1           1          --
Payable for units withdrawn               4,099          1,704      1,897     13,195         1           1           1           1
                                     -----------------------------------------------------------------------------------------------
      Total liabilities                   4,145          1,824      2,043     13,343         2           2           2           1
                                     -----------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation
   period                               898,355      2,341,554  1,930,938  3,010,953    30,289          --      28,291       4,428
Variable annuity contract owners in
   the annuitization period              81,051        198,649    710,442    243,791        --       9,610          --          --
                                     -----------------------------------------------------------------------------------------------
Net assets                             $979,406      2,540,203  2,641,380  3,254,744    30,289       9,610      28,291       4,428
                                     ===============================================================================================
Investments in securities at cost      $930,485      2,418,731  3,225,732  4,270,908    52,039       9,218      48,365       6,982
                                     ===============================================================================================
Shares outstanding                      131,445        238,149    111,302    143,842     3,129       1,231       2,108         304
                                     ===============================================================================================

                 See accompanying notes to financial statements

                                                                                                                             PIMCO
                                     MFS(R) VARIABLE                                                                        VARIABLE
                                         INSURANCE                                                                         INSURANCE
                                    TRUST (CONTINUED)             OPPENHEIMER VARIABLE ACCOUNT FUNDS                         TRUST
                                  ---------------------  ----------------------------------------------------------------  ---------
                                                                                                              OPPENHEIMER
                                    MFS(R)                                                                        MAIN       PIMCO
                                     TOTAL      MFS(R)                 OPPENHEIMER  OPPENHEIMER  OPPENHEIMER     STREET       ALL
                                    RETURN    UTILITIES  OPPENHEIMER     CAPITAL       GLOBAL        MAIN        SMALL       ASSET
                                    SERIES     SERIES     BALANCED    APPRECIATION   SECURITIES     STREET        CAP      PORTFOLIO
                                      --         --        FUND/VA       FUND/VA       FUND/VA     FUND/VA      FUND/VA        --
                                    SERVICE    SERVICE       --            --            --          --            --       ADVISOR
                                     CLASS      CLASS      SERVICE       SERVICE       SERVICE     SERVICE      SERVICE      CLASS
                                    SHARES      SHARES      SHARES       SHARES        SHARES       SHARES       SHARES     SHARES
                                  --------------------------------------------------------------------------------------------------
ASSETS:
Investments at fair value
   (note 2b)                      $1,480,874   122,106     407,296       111,037     1,698,486    3,936,566     713,952     115,866
Dividend receivable                       --        --          --            --            --           --          --          --
Receivable for units sold                 --        --          --            --            --           --          --          --
                                  --------------------------------------------------------------------------------------------------
      Total assets                 1,480,874   122,106     407,296       111,037     1,698,486    3,936,566     713,952     115,866
                                  --------------------------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                    76         5          22             3            77          179          31           4
Payable for units withdrawn            3,254         2       1,412            --         6,794       16,313       3,734           2
                                  --------------------------------------------------------------------------------------------------
      Total liabilities                3,330         7       1,434             3         6,871       16,492       3,765           6
                                  --------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity
   contract owners in the
   accumulation period             1,331,424   122,099     306,744       111,034     1,568,187    3,632,601     668,125     115,860
Variable annuity contract owners
   in the annuitization period       146,120        --      99,118            --       123,428      287,473      42,062          --
                                  --------------------------------------------------------------------------------------------------
Net assets                        $1,477,544   122,099     405,862       111,034     1,691,615    3,920,074     710,187     115,860
                                  ==================================================================================================
Investments in securities at
   cost                           $1,844,040   193,012     640,271       156,576     1,658,671    3,919,184     926,549     132,524
                                  ==================================================================================================
Shares outstanding                    97,170     6,780      48,603         4,368        84,839      272,993      67,737      12,553
                                  ==================================================================================================

                 See accompanying notes to financial statements



                                            PIMCO VARIABLE INSURANCE TRUST (CONTINUED)
                                  --------------------------------------------------------------
                                                       PIMCO
                                       PIMCO      LONG-TERM U.S.       PIMCO           PIMCO
                                    HIGH YIELD      GOVERNMENT     LOW DURATION    TOTAL RETURN
                                   PORTFOLIO --    PORTFOLIO --     PORTFOLIO --   PORTFOLIO --
                                  ADMINISTRATIVE  ADMINISTRATIVE  ADMINISTRATIVE  ADMINISTRATIVE
                                   CLASS SHARES    CLASS SHARES    CLASS SHARES    CLASS SHARES
                                  --------------------------------------------------------------
ASSETS:
Investments at fair value
   (note 2b)                        $1,140,923       1,141,818       9,640,095       4,220,882
Dividend receivable                      8,877           3,716          38,657          15,279
Receivable for units sold                   --              --              --              --
                                  --------------------------------------------------------------
      Total assets                   1,149,800       1,145,534       9,678,752       4,236,161
                                  --------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                     109             185             464             202
Payable for units withdrawn              1,132             896           5,375           1,704
                                  --------------------------------------------------------------
      Total liabilities                  1,241           1,081           5,839           1,906
                                  --------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity
   contract owners in the
   accumulation period               1,065,079       1,064,771       9,036,240       4,035,585
Variable annuity contract owners
   in the annuitization period          83,480          79,682         636,673         198,670
                                  --------------------------------------------------------------
Net assets                          $1,148,559       1,144,453       9,672,913       4,234,255
                                  ==============================================================
Investments in securities at
   cost                             $1,160,490       1,033,211       9,978,031       4,237,845
                                  ==============================================================
Shares outstanding                     201,577          93,362         995,878         409,397
                                  ==============================================================

                                                                   THE UNIVERSAL
                                                                   INSTITUTIONAL
                                     THE PRUDENTIAL SERIES FUND     FUNDS, INC.
                                  -------------------------------  -------------

                                   JENNISON                            EQUITY
                                    20/20                NATURAL        AND
                                    FOCUS    JENNISON   RESOURCES      INCOME
                                  PORTFOLIO  PORTFOLIO  PORTFOLIO    PORTFOLIO
                                      --         --         --           --
                                  CLASS II   CLASS II   CLASS II     CLASS II
                                    SHARES     SHARES     SHARES       SHARES
                                  ----------------------------------------------
ASSETS:
Investments at fair value
   (note 2b)                       224,339     2,054      672,030     116,083
Dividend receivable                     --        --           --          --
Receivable for units sold               --        --           --          --
                                  ----------------------------------------------
      Total assets                 224,339     2,054      672,030     116,083
                                  ----------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                   9        --           35           6
Payable for units withdrawn              3         1        1,616           3
                                  ----------------------------------------------
      Total liabilities                 12         1        1,651           9
                                  ----------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity
   contract owners in the
   accumulation period             224,327     2,053      627,714      93,905
Variable annuity contract owners
   in the annuitization period          --        --       42,665      22,169
                                  ----------------------------------------------
Net assets                         224,327     2,053      670,379     116,074
                                  ==============================================
Investments in securities at
   cost                            366,312     2,967    1,092,004     143,449
                                  ==============================================
Shares outstanding                  24,761       142       28,548      10,778
                                  ==============================================

                 See accompanying notes to financial statements

                                                      VAN KAMPEN
                                                    LIFE INVESTMENT        XTF
                                                         TRUST        ADVISORS TRUST
                                                    ---------------  ---------------
                                                       COMSTOCK          ETF 60
                                                      PORTFOLIO --      PORTFOLIO --
                                                    CLASS II SHARES  CLASS II SHARES
                                                    --------------------------------
ASSETS:
Investments at fair value (note 2b)                     $124,168            --
Dividend receivable                                           --            --
Receivable for units sold                                     --            --
                                                    --------------------------------
      Total assets                                       124,168            --
                                                    --------------------------------
LIABILITIES:
Accrued expenses payable to affiliate (note 4b)                4            --
Payable for units withdrawn                                    4            --
                                                    --------------------------------
      Total liabilities                                        8            --
                                                    --------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract owners in the
   accumulation period                                   124,160            --
Variable annuity contract owners in the
   annuitization period                                       --            --
                                                    --------------------------------
Net assets                                              $124,160            --
                                                    ================================
Investments in securities at cost                       $157,968            --
                                                    ================================
Shares outstanding                                        15,106            --
                                                    ================================

                 See accompanying notes to financial statements

                            Statements of Operations

                                                                                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS
                                                             AIM VARIABLE INSURANCE FUNDS                  SERIES FUND, INC.
                                                       ---------------------------------------  ------------------------------------
                                                                                    AIM V.I.    ALLIANCEBERNSTEIN
                                                         AIM V.I.     AIM V.I.   INTERNATIONAL      BALANCED       ALLIANCEBERNSTEIN
                                                       BASIC VALUE  CORE EQUITY      GROWTH          WEALTH             GLOBAL
                                                          FUND --      FUND --       FUND --          STRATEGY        TECHNOLOGY
                                         CONSOLIDATED   SERIES II     SERIES I     SERIES II       PORTFOLIO --       PORTFOLIO --
                                             TOTAL        SHARES       SHARES        SHARES          CLASS B            CLASS B
                                         -------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31, 2008
                                         -------------------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends          $  6,020,611        438        2,881         14,007          41,408               --
   Mortality and expense risk and
      administrative charges (note 4a)      3,524,532        216          656         52,205          22,134               37
                                         -------------------------------------------------------------------------------------------
Net investment income (expense)             2,496,079        222        2,225        (38,198)         19,274              (37)
                                         -------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments:
   Net realized gain (loss)               (26,938,794)    (1,927)      (1,731)    (1,069,491)        (52,759)           1,308
   Change in unrealized appreciation
      (depreciation)                      (42,192,622)   (13,935)     (30,672)      (756,622)       (523,445)            (325)
   Capital gain distributions               2,783,865      3,198           --         31,339          26,993               --
                                         -------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                         (66,347,551)   (12,664)     (32,403)    (1,794,774)       (549,211)             983
                                         -------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations                            $(63,851,472)   (12,442)     (30,178)    (1,832,972)       (529,937)             946
                                         ===========================================================================================

                 See accompanying notes to financial statements

                                               ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CONTINUED)
                                         ---------------------------------------------------------------------------
                                         ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN
                                             GROWTH AND        INTERNATIONAL        LARGE CAP          SMALL CAP
                                               INCOME              VALUE             GROWTH             GROWTH
                                            PORTFOLIO --        PORTFOLIO --       PORTFOLIO --        PORTFOLIO --
                                              CLASS B             CLASS B            CLASS B            CLASS B
                                         ---------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31, 2008
                                         ---------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends               $  1,056             135,553                --               --
   Mortality and expense risk and
      administrative charges (note 4a)             297             116,880             1,185               --
                                         ---------------------------------------------------------------------------
Net investment income (expense)                    759              18,673            (1,185)              --
                                         ---------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments:
   Net realized gain (loss)                       (180)         (4,596,620)             (198)              --
   Change in unrealized appreciation
      (depreciation)                           (17,875)         (1,587,654)          (48,497)               8
   Capital gain distributions                    3,906             332,811                --               --
                                         ---------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                              (14,149)         (5,851,463)          (48,695)               8
                                         ---------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations                                 $(13,390)         (5,832,790)          (49,880)               8
                                         ===========================================================================


                                             AMERICAN          BLACKROCK
                                              CENTURY          VARIABLE
                                             VARIABLE           SERIES
                                         PORTFOLIOS II, INC.   FUNDS, INC.
                                         -------------------  ------------
                                                 VP
                                              INFLATION       BLACKROCK
                                             PROTECTION      BASIC VALUE
                                               FUND --       V.I. FUND --
                                              CLASS II         CLASS III
                                         ---------------------------------
                                            YEAR ENDED DECEMBER 31, 2008
                                         ---------------------------------
Investment income and expense:
   Income -- Ordinary dividends                  8,080           3,889
   Mortality and expense risk and
      administrative charges (note 4a)          13,148           2,028
                                         ---------------------------------
Net investment income (expense)                 (5,068)          1,861
                                         ---------------------------------
Net realized and unrealized gain (loss)
   on investments:
   Net realized gain (loss)                       (473)         (9,997)
   Change in unrealized appreciation
      (depreciation)                           110,898         (73,850)
   Capital gain distributions                       --           2,015
                                         ---------------------------------
Net realized and unrealized gain (loss)
   on investments                              110,425         (81,832)
                                         ---------------------------------
Increase (decrease) in net assets from
   operations                                  105,357         (79,971)
                                         =================================

                 See accompanying notes to financial statements

                                                 BLACKROCK VARIABLE SERIES                COLUMBIA FUNDS           EATON VANCE
                                                  FUNDS, INC. (CONTINUED)           VARIABLE INSURANCE TRUST I   VARIABLE TRUST
                                         -----------------------------------------  ---------------------------  --------------
                                                                                                     COLUMBIA
                                                                                                     MARSICO
                                                                                      COLUMBIA    INTERNATIONAL
                                           BLACKROCK     BLACKROCK     BLACKROCK       MARSICO    OPPORTUNITIES
                                           GLOBAL        LARGE CAP       VALUE      GROWTH FUND,      FUND,
                                          ALLOCATION      GROWTH     OPPORTUNITIES    VARIABLE       VARIABLE          VT
                                         V.I. FUND --  V.I. FUND --   V.I. FUND --    SERIES --     SERIES --    FLOATING-RATE
                                           CLASS III     CLASS III      CLASS III      CLASS A       CLASS B      INCOME FUND
                                         --------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31, 2008
                                         --------------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends          $   896,335          54          1,557            548         334,170       101,353
   Mortality and expense risk and
      administrative charges (note 4a)       686,471         306             28          2,528          51,666        32,797
                                         --------------------------------------------------------------------------------------
Net investment income (expense)              209,864        (252)         1,529         (1,980)        282,504        68,556
                                         --------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments:
   Net realized gain (loss)               (2,496,764)        (77)           (45)        (4,113)     (1,969,401)     (328,051)
   Change in unrealized appreciation
      (depreciation)                      (6,464,385)    (11,461)        (1,978)       (99,916)       (961,520)     (296,103)
   Capital gain distributions                162,185          --            617             --         349,496            --
                                         --------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                         (8,798,964)    (11,538)        (1,406)      (104,029)     (2,581,425)     (624,154)
                                         --------------------------------------------------------------------------------------
Increase (decrease) in net assets
   from operations                       $(8,589,100)    (11,790)           123       (106,009)     (2,298,921)     (555,598)
                                         ======================================================================================

                 See accompanying notes to financial statements

                                           EATON VANCE
                                         VARIABLE TRUST
                                           (CONTINUED)   FEDERATED INSURANCE SERIES  FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
                                         --------------  --------------------------  --------------------------------------------
                                                            FEDERATED
                                                              HIGH                                                      VIP
                                               VT            INCOME     FEDERATED          VIP           VIP          EQUITY-
                                            WORLDWIDE         BOND      KAUFMANN        BALANCED    CONTRAFUND(R)      INCOME
                                             HEALTH        FUND II --  FUND II --     PORTFOLIO --   PORTFOLIO --  PORTFOLIO --
                                            SCIENCES         SERVICE     SERVICE         SERVICE       SERVICE       SERVICE
                                              FUND           SHARES      SHARES          CLASS 2       CLASS 2       CLASS 2
                                         ----------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31, 2008
                                         ----------------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends              $    --            --          395           56,114          11,669         3,109
   Mortality and expense risk and
      administrative charges (note 4a)           498            28        3,279           35,335          50,348        30,518
                                         ----------------------------------------------------------------------------------------
Net investment income (expense)                 (498)          (28)      (2,884)          20,779         (38,679)      (27,409)
                                         ----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments:
   Net realized gain (loss)                   (1,642)         (659)      (4,879)        (126,556)     (1,923,019)   (1,319,040)
   Change in unrealized appreciation
      (depreciation)                          (4,848)           --       17,929         (759,372)        (87,902)      135,344
   Capital gain distributions                  5,556            --          877           44,599          77,038         1,661
                                         ----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                               (934)         (659)      13,927         (841,329)     (1,933,883)   (1,182,035)
                                         ----------------------------------------------------------------------------------------
Increase (decrease) in net assets
   from operations                           $(1,432)         (687)      11,043         (820,550)     (1,972,562)   (1,209,444)
                                         ========================================================================================

                 See accompanying notes to financial statements

                                                                                                                  FRANKLIN
                                                                                                                  TEMPLETON
                                                                                                                  VARIABLE
                                                                                                                  INSURANCE
                                               FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)        PRODUCTS TRUST
                                         --------------------------------------------------------------------  --------------
                                                                          VIP
                                              VIP                     INVESTMENT                      VIP
                                           GROWTH &        VIP           GRADE          VIP          VALUE        FRANKLIN
                                            INCOME       GROWTH          BOND         MID CAP     STRATEGIES       INCOME
                                         PORTFOLIO --  PORTFOLIO --  PORTFOLIO --  PORTFOLIO --  PORTFOLIO --    SECURITIES
                                            SERVICE       SERVICE       SERVICE       SERVICE       SERVICE        FUND --
                                            CLASS 2       CLASS 2       CLASS 2       CLASS 2       CLASS 2    CLASS 2 SHARES
                                         ------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31, 2008
                                         ------------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends              $  34           496         65,795        41,598         7,748        1,238,831
   Mortality and expense risk and
      administrative charges (note 4a)          17         1,057         29,834        16,078           566          366,699
                                         ------------------------------------------------------------------------------------
Net investment income (expense)                 17          (561)        35,961        25,520         7,182          872,132
                                         ------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments:
   Net realized gain (loss)                   (578)        1,675       (154,374)     (642,897)         (363)      (1,727,102)
   Change in unrealized appreciation
      (depreciation)                            22       (64,848)       (23,767)      (93,930)      (42,122)      (7,097,255)
   Capital gain distributions                  148            --             --       109,516         3,011          302,644
                                         ------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                             (408)      (63,173)      (178,141)     (627,311)      (39,474)      (8,521,713)
                                         ------------------------------------------------------------------------------------
Increase (decrease) in net assets
   from operations                           $(391)      (63,734)      (142,180)     (601,791)      (32,292)      (7,649,581)
                                         ====================================================================================

                 See accompanying notes to financial statements

                                           FRANKLIN TEMPLETON VARIABLE INSURANCE
                                                  PRODUCTS TRUST (CONTINUED)                    GE INVESTMENTS FUNDS, INC.
                                      ----------------------------------------------  ----------------------------------------------
                                         FRANKLIN
                                         TEMPLETON
                                            VIP
                                         FOUNDING         MUTUAL        TEMPLETON
                                           FUNDS          SHARES          GROWTH        CORE VALUE
                                        ALLOCATION      SECURITIES      SECURITIES        EQUITY          INCOME          MID-CAP
                                          FUND --         FUND --         FUND --         FUND --         FUND --     EQUITY FUND --
                                      CLASS 2 SHARES  CLASS 2 SHARES  CLASS 2 SHARES  CLASS 1 SHARES  CLASS 1 SHARES  CLASS 1 SHARES
                                      ----------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31, 2008
                                      ----------------------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends        $   187,836         37,594           6,272             65           9,038              348
   Mortality and expense risk and
      administrative charges
      (note 4a)                            142,974         20,018           3,861             31           2,175           15,111
                                      ----------------------------------------------------------------------------------------------
Net investment income (expense)             44,862         17,576           2,411             34           6,863          (14,763)
                                      ----------------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments:
   Net realized gain (loss)               (615,090)       (60,779)         (8,624)           (29)         (2,144)        (570,415)
   Change in unrealized appreciation
      (depreciation)                    (3,102,202)      (371,047)       (170,054)        (1,308)        (15,706)          66,659
   Capital gain distributions              186,310         28,365          20,358            118              --            1,470
                                      ----------------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments                (3,530,982)      (403,461)       (158,320)        (1,219)        (17,850)        (502,286)
                                      ----------------------------------------------------------------------------------------------
Increase (decrease) in net assets
   from operations                     $(3,486,120)      (385,885)       (155,909)        (1,185)        (10,987)        (517,049)
                                      ==============================================================================================

                 See accompanying notes to financial statements

                                                             GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                      -----------------------------------------------------------------------------------
                                                 REAL ESTATE                  SMALL-CAP
                                       MONEY     SECURITIES                    EQUITY       TOTAL RETURN     U.S. EQUITY
                                       MARKET      FUND --     S&P 500(R)       FUND --        FUND --         FUND --
                                        FUND   CLASS 1 SHARES  INDEX FUND  CLASS 1 SHARES  CLASS 3 SHARES  CLASS 1 SHARES
                                      -----------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31, 2008
                                      -----------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends       $95,749      50,716          14,494         617         1,198,375           468
   Mortality and expense risk and
      administrative charges
      (note 4a)                        73,471       3,701          32,586       1,367         1,075,198           320
                                      -----------------------------------------------------------------------------------
Net investment income (expense)        22,278      47,015         (18,092)       (750)          123,177           148
                                      -----------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments:
   Net realized gain (loss)                --     (33,747)       (778,828)     (4,006)       (3,940,741)       (1,735)
   Change in unrealized appreciation
      (depreciation)                       (3)    (37,159)       (243,762)    (47,181)      (16,154,090)      (10,699)
   Capital gain distributions              --          --           2,635         651           257,698           203
                                      -----------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments                   (3)    (70,906)     (1,019,955)    (50,536)      (19,837,133)      (12,231)
                                      -----------------------------------------------------------------------------------
Increase (decrease) in net assets
   from operations                    $22,275     (23,891)     (1,038,047)    (51,286)      (19,713,956)      (12,083)
                                      ===================================================================================

                 See accompanying notes to financial statements

                                                         GENWORTH VARIABLE INSURANCE TRUST
                                      -----------------------------------------------------------------------
                                                                          GENWORTH                GENWORTH
                                      GENWORTH                GENWORTH   LEGG MASON                PUTNAM
                                      COLUMBIA   GENWORTH   EATON VANCE   PARTNERS    GENWORTH  INTERNATIONAL
                                       MID CAP     DAVIS     LARGE CAP   AGGRESSIVE    PIMCO      CAPITAL
                                        VALUE   NY VENTURE     VALUE       GROWTH    STOCKPLUS  OPPORTUNITIES
                                        FUND       FUND         FUND        FUND        FUND        FUND
                                      -----------------------------------------------------------------------
                                                   PERIOD FROM SEPTEMBER 8 TO DECEMBER 31, 2008
                                      -----------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends       $  5,266       22        11,334       1,670     141,972          --
   Mortality and expense risk and
      administrative charges
      (note 4a)                          3,056        8         7,932       9,512      12,728       3,327
                                      -----------------------------------------------------------------------
Net investment income (expense)          2,210       14         3,402      (7,842)    129,244      (3,327)
                                      -----------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments:
   Net realized gain (loss)             (7,078)       1         8,032      21,738       7,963       4,372
   Change in unrealized appreciation
      (depreciation)                   (15,735)     332        80,352     176,358    (230,530)     73,459
   Capital gain distributions               --       --            --          --     188,762          --
                                      -----------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments               (22,813)     333        88,384     198,096     (33,805)     77,831
                                      -----------------------------------------------------------------------
Increase (decrease) in net assets
   from operations                    $(20,603)     347        91,786     190,254      95,439      74,504
                                      =======================================================================

                 See accompanying notes to financial statements

                                          GENWORTH VARIABLE
                                           INSURANCE TRUST                                       LEGG MASON PARTNERS
                                             (CONTINUED)              JANUS ASPEN SERIES        VARIABLE EQUITY TRUST
                                      -------------------------  --------------------------  --------------------------
                                                      GENWORTH
                                                       WESTERN
                                                        ASSET                                 LEGG MASON    LEGG MASON
                                                     MANAGEMENT                                PARTNERS      PARTNERS
                                                        CORE                                   VARIABLE      VARIABLE
                                        GENWORTH        PLUS       BALANCED       FORTY       AGGRESSIVE   CAPITAL AND
                                        THORNBURG       FIXED    PORTFOLIO --  PORTFOLIO --     GROWTH        INCOME
                                      INTERNATIONAL    INCOME      SERVICE       SERVICE     PORTFOLIO --  PORTFOLIO --
                                       VALUE FUND       FUND        SHARES        SHARES       CLASS II      CLASS II
                                      ---------------------------------------------------------------------------------
                                       PERIOD FROM SEPTEMBER 8
                                         TO DECEMBER 31, 2008                 YEAR ENDED DECEMBER 31, 2008
                                      -------------------------  ------------------------------------------------------
Investment income and expense:
   Income - Ordinary dividends           $ 3,374        16,977       72,808            246          --           427
   Mortality and expense risk
      and administrative charges
      (note 4a)                            3,060         7,975       60,279         48,652         457           361
                                      ---------------------------------------------------------------------------------
Net investment income (expense)              314         9,002       12,529        (48,406)       (457)           66
                                      ---------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments:
   Net realized gain (loss)                7,840        14,922     (212,323)      (273,273)       (177)      (10,594)
   Change in unrealized
      appreciation (depreciation)         53,066       123,296     (582,077)    (1,205,807)    (19,452)        2,621
   Capital gain distributions                 --            --      199,270             --          --           111
                                      ---------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments                  60,906       138,218     (595,130)    (1,479,080)    (19,629)       (7,862)
                                      ---------------------------------------------------------------------------------
Increase (decrease) in net assets
   from operations                       $61,220       147,220     (582,601)    (1,527,486)    (20,086)       (7,796)
                                      =================================================================================

                 See accompanying notes to financial statements

                                       LEGG MASON
                                        PARTNERS
                                        VARIABLE
                                          EQUITY
                                          TRUST                                         OPPENHEIMER VARIABLE
                                       (CONTINUED)  MFS(R) VARIABLE INSURANCE TRUST         ACCOUNT FUNDS
                                      ------------  -------------------------------  ---------------------------
                                       LEGG MASON     MFS(R)     MFS(R)
                                        PARTNERS    INVESTORS    TOTAL      MFS(R)
                                        VARIABLE      TRUST      RETURN   UTILITIES  OPPENHEIMER    OPPENHEIMER
                                      FUNDAMENTAL   SERIES --  SERIES --  SERIES --    BALANCED       CAPITAL
                                          VALUE      SERVICE    SERVICE    SERVICE    FUND/VA --   APPRECIATION
                                      PORTFOLIO --    CLASS      CLASS      CLASS      SERVICE      FUND/VA --
                                         CLASS I      SHARES     SHARES     SHARES      SHARES    SERVICE SHARES
                                      --------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31, 2008
                                      --------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends         $    674         50      42,975     22,630      15,788            --
   Mortality and expense risk and
      administrative charges
      (note 4a)                              449         69      25,696      2,807       8,848         1,106
                                      --------------------------------------------------------------------------
Net investment income (expense)              225        (19)     17,279     19,823       6,940        (1,106)
                                      --------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments:
   Net realized gain (loss)                 (342)       (60)    (73,516)   (56,710)    (68,565)      (18,459)
   Change in unrealized appreciation
      (depreciation)                     (16,943)    (2,639)   (360,243)   (97,253)   (220,249)      (46,158)
   Capital gain distributions                 29        402      59,631     34,200      23,458            --
                                      --------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments                 (17,256)    (2,297)   (374,128)  (119,763)   (265,356)      (64,617)
                                      --------------------------------------------------------------------------
Increase (decrease) in net assets
   from operations                      $(17,031)    (2,316)   (356,849)   (99,940)   (258,416)      (65,723)
                                      ==========================================================================

                 See accompanying notes to financial statements

                                        OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                    (CONTINUED)                       PIMCO VARIABLE INSURANCE TRUST
                                      -------------------------------------  -----------------------------------------------
                                      OPPENHEIMER               OPPENHEIMER                                       PIMCO
                                         GLOBAL    OPPENHEIMER  MAIN STREET      PIMCO            PIMCO         LONG-TERM
                                      SECURITIES   MAIN STREET   SMALL CAP     ALL ASSET       HIGH YIELD    U.S. GOVERNMENT
                                      FUND/VA --   FUND/VA --    FUND/VA --   PORTFOLIO --     PORTFOLIO --    PORTFOLIO --
                                        SERVICE      SERVICE      SERVICE    ADVISOR CLASS  ADMINISTRATIVE   ADMINISTRATIVE
                                         SHARES       SHARES       SHARES        SHARES       CLASS SHARES     CLASS SHARES
                                      --------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31, 2008
                                      --------------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends        $    811        5,206       11,067         6,695          22,501           75,958
   Mortality and expense risk and
      administrative charges
      (note 4a)                           6,213       14,766       24,257         1,270           3,920           33,915
                                      --------------------------------------------------------------------------------------
Net investment income (expense)          (5,402)      (9,560)     (13,190)        5,425          18,581           42,043
                                      --------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments:
   Net realized gain (loss)             (12,920)     (21,727)    (596,728)      (67,835)        (11,968)          58,226
   Change in unrealized appreciation
      (depreciation)                     40,137       17,839     (172,351)      (16,658)        (18,291)          58,684
   Capital gain distributions             3,618       11,805       64,582           294           3,582            6,049
                                      --------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments                 30,835        7,917     (704,497)      (84,199)        (26,677)         122,959
                                      --------------------------------------------------------------------------------------
Increase (decrease) in net assets
   from operations                     $ 25,433       (1,643)    (717,687)      (78,774)         (8,096)         165,002
                                      ======================================================================================

                 See accompanying notes to financial statements


                                               PIMCO VARIABLE
                                        INSURANCE TRUST (CONTINUED)
                                      ------------------------------
                                           PIMCO           PIMCO
                                       LOW DURATION    TOTAL RETURN
                                       PORTFOLIO --    PORTFOLIO --
                                      ADMINISTRATIVE  ADMINISTRATIVE
                                       CLASS SHARES    CLASS SHARES
                                      ------------------------------
                                       YEAR ENDED DECEMBER 31, 2008
                                      ------------------------------
Investment income and expense:
   Income -- Ordinary dividends         $ 533,548         171,711
   Mortality and expense risk and
      administrative charges
      (note 4a)                           214,940          48,835
                                      ------------------------------
Net investment income (expense)           318,608         122,876
                                      ------------------------------
Net realized and unrealized gain
   (loss) on investments:
   Net realized gain (loss)              (383,604)        (14,938)
   Change in unrealized appreciation
      (depreciation)                     (446,758)        (53,012)
   Capital gain distributions              95,620          30,948
                                      ------------------------------
Net realized and unrealized gain
   (loss) on investments                 (734,742)        (37,002)
                                      ------------------------------
Increase (decrease) in net assets
   from operations                      $(416,134)         85,874
                                      ==============================

                                                                                          THE UNIVERSAL
                                                                                          INSTITUTIONAL
                                                  THE PRUDENTIAL SERIES FUND               FUNDS, INC.
                                      -------------------------------------------------  ---------------

                                          JENNISON                          NATURAL         EQUITY AND
                                        20/20 FOCUS        JENNISON        RESOURCES          INCOME
                                        PORTFOLIO --     PORTFOLIO --     PORTFOLIO --     PORTFOLIO --
                                      CLASS II SHARES  CLASS II SHARES  CLASS II SHARES  CLASS II SHARES
                                      ------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31, 2008
                                      ------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends            130,122              2            86,881            5,190
   Mortality and expense risk and
      administrative charges
      (note 4a)                             32,463             32            12,121            3,555
                                      ------------------------------------------------------------------
Net investment income (expense)             97,659            (30)           74,760            1,635
                                      ------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments:
   Net realized gain (loss)             (1,175,723)            (2)         (274,073)         (28,329)
   Change in unrealized appreciation
      (depreciation)                       (40,042)        (1,241)         (405,794)         (25,211)
   Capital gain distributions                   --             --                --            4,126
                                      ------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments                (1,215,765)        (1,243)         (679,867)         (49,414)
                                      ------------------------------------------------------------------
Increase (decrease) in net assets
   from operations                      (1,118,106)        (1,273)         (605,107)         (47,779)
                                      ==================================================================

                 See accompanying notes to financial statements

                                         VAN KAMPEN
                                      LIFE INVESTMENT         XTF
                                           TRUST        ADVISORS TRUST
                                      ---------------  ----------------
                                          COMSTOCK          ETF 60
                                        PORTFOLIO --     PORTFOLIO --
                                      CLASS II SHARES   CLASS II SHARES
                                      ---------------  ----------------
                                         YEAR ENDED       PERIOD FROM
                                        DECEMBER 31,    JANUARY 1, 2008
                                            2008       TO JUNE 20, 2008
                                      ---------------  ----------------
Investment income and expense:
   Income -- Ordinary dividends         $    55,189         10,827
   Mortality and expense risk and
      administrative charges
      (note 4a)                              37,291          6,980
                                      ---------------------------------
Net investment income (expense)              17,898          3,847
                                      ---------------------------------
Net realized and unrealized gain
   (loss) on investments:
   Net realized gain (loss)              (1,277,445)       (29,408)
   Change in unrealized appreciation
      (depreciation)                         36,373          5,938
   Capital gain distributions               101,960             --
                                      ---------------------------------
Net realized and unrealized gain
   (loss) on investments                 (1,139,112)       (23,470)
                                      ---------------------------------
Increase (decrease) in net assets
   from operations                      $(1,121,214)       (19,623)
                                      =================================

                 See accompanying notes to financial statements

                                                                                                  AIM VARIABLE INSURANCE FUNDS
                                                                                               ---------------------------------
                                                                                                AIM V.I. BASIC    AIM V.I. CORE
                                                                                                 VALUE FUND --    EQUITY FUND --
                                                                        CONSOLIDATED TOTAL     SERIES II SHARES  SERIES I SHARES
                                                                    ------------------------------------------------------------
                                                                            YEAR ENDED            YEAR ENDED        YEAR ENDED
                                                                           DECEMBER 31,          DECEMBER 31,      DECEMBER 31,
                                                                    ------------------------------------------------------------
                                                                        2008          2007       2008     2007       2008
                                                                    ------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                                  $  2,496,079    2,031,128      222      (61)       2,225
   Net realized gain (loss) on investments                           (26,938,794)     681,898   (1,927)    (997)      (1,731)
   Change in unrealized appreciation (depreciation) on investments   (42,192,622)  (3,489,662) (13,935)  (1,856)     (30,672)
   Capital gain distributions                                          2,783,865    3,622,687    3,198    1,100           --
                                                                    ------------------------------------------------------------
      Increase (decrease) in net assets from operations              (63,851,472)   2,846,051  (12,442)  (1,814)     (30,178)
                                                                    ------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                                      103,313,263  134,746,729    1,496   15,529      120,933
   Death benefits                                                     (2,871,569)    (636,864)      --       --           --
   Surrenders                                                         (5,541,445)  (2,239,770)      --       --       (2,894)
   Administrative expenses                                              (420,313)     (10,630)     (40)      --         (158)
   Transfers between subaccounts (including fixed account), net         (244,952)   2,326,278    2,018    6,202       14,484
                                                                    ------------------------------------------------------------
      Increase (decrease) in net assets from capital transactions     94,234,984  134,185,743    3,474   21,731      132,365
                                                                    ------------------------------------------------------------
Increase (decrease) in net assets                                     30,383,512  137,031,794   (8,968)  19,917      102,187
Net assets at beginning of year                                      152,863,823   15,832,029   19,917       --           --
                                                                    ------------------------------------------------------------
Net assets at end of year                                           $183,247,335  152,863,823   10,949   19,917      102,187
                                                                    ============================================================
Changes in units (note 5):
   Units purchased                                                                                 873   14,814       13,675
   Units redeemed                                                                                 (600) (13,060)        (766)
                                                                                               ---------------------------------
   Net increase (decrease) in units from capital transactions with contract owners during the years or lesser periods ended
      December 31, 2008 and 2007                                                                   273    1,754       12,909
                                                                                               =================================

                 See accompanying notes to financial statements

                                      AIM VARIABLE INSURANCE
                                         FUNDS (CONTINUED)     ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                                      ----------------------  ------------------------------------------------------
                                      AIM V.I. INTERNATIONAL   ALLIANCEBERNSTEIN BALANCED   ALLIANCEBERNSTEIN GLOBAL
                                          GROWTH FUND --      WEALTH STRATEGY PORTFOLIO --   TECHNOLOGY PORTFOLIO --
                                         SERIES II SHARES                CLASS B                    CLASS B
                                      ------------------------------------------------------------------------------
                                                                              PERIOD FROM
                                              YEAR ENDED        YEAR ENDED   AUGUST 27 TO          YEAR ENDED
                                             DECEMBER 31,      DECEMBER 31,  DECEMBER 31,         DECEMBER 31,
                                      ------------------------------------------------------------------------------
                                          2008         2007        2008          2007             2008     2007
                                      ------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)    $   (38,198)   (11,544)      19,274       (2,252)             (37)    (769)
   Net realized gain (loss) on
      investments                      (1,069,491)    37,215      (52,759)        (109)           1,308   25,863
   Change in unrealized appreciation
      (depreciation) on investments      (756,622)    65,916     (523,445)      (3,624)            (325)      --
   Capital gain distributions              31,339         --       26,993           --               --       --
                                      ------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from operations     (1,832,972)    91,587     (529,937)      (5,985)             946   25,094
                                      ------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                         1,732,411  2,234,070      705,790      789,180           34,800       --
   Death benefits                          (1,714)        --           --           --               --       --
   Surrenders                             (79,033)   (34,592)     (34,767)      (2,516)              --       --
   Administrative expenses                 (7,343)      (197)      (3,771)          --               (3)      --
   Transfers between subaccounts
      (including fixed account), net     (872,746)    22,215      297,366       61,851          (31,553) (25,094)
                                      ------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                  771,575  2,221,496      964,618      848,515            3,244  (25,094)
                                      ------------------------------------------------------------------------------
Increase (decrease) in net assets      (1,061,397) 2,313,083      434,681      842,530            4,190       --
Net assets at beginning of year         2,862,819    549,736      842,530           --               --       --
                                      ------------------------------------------------------------------------------
Net assets at end of year             $ 1,801,422  2,862,819    1,277,211      842,530            4,190       --
                                      ==============================================================================
Changes in units (note 5):
   Units purchased                        958,648    292,036      137,947       84,402            6,813   14,315
   Units redeemed                        (928,725)  (105,210)     (35,554)      (1,312)          (6,208) (14,315)
                                      ------------------------------------------------------------------------------
   Net increase (decrease) in units
      from capital transactions with
      contract owners during the
      years or lesser periods ended
      December 31, 2008 and 2007           29,923    186,826      102,393       83,090              605       --
                                      ==============================================================================

                 See accompanying notes to financial statements

                                                   ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CONTINUED)
                                      ------------------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN GROWTH AND  ALLIANCEBERNSTEIN INTERNATIONAL  ALLIANCEBERNSTEIN LARGE CAP
                                           INCOME PORTFOLIO --              VALUE PORTFOLIO --           GROWTH PORTFOLIO --
                                                 CLASS B                        CLASS B                       CLASS B
                                      ------------------------------------------------------------------------------------------
                                               YEAR ENDED                      YEAR ENDED                     YEAR ENDED
                                              DECEMBER 31,                    DECEMBER 31,                   DECEMBER 31,
                                      ------------------------------------------------------------------------------------------
                                              2008      2007                2008        2007                2008      2007
                                      ------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $    759      (21)              18,673       4,425             (1,185)     (377)
   Net realized gain (loss) on
      investments                               (180)      31           (4,596,620)     22,665               (198)       13
   Change in unrealized appreciation
      (depreciation) on investments          (17,875)    (611)          (1,587,654)   (106,269)           (48,497)    6,984
   Capital gain distributions                  3,906      237              332,811      41,762                 --        --
                                      ------------------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from operations           (13,390)    (364)          (5,832,790)    (37,417)           (49,880)    6,620
                                      ------------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                   --   11,194            3,674,630   5,396,493             40,500   121,223
   Death benefits                                 --       --               (3,460)         --                 --        --
   Surrenders                                     --       --             (166,913)    (75,218)                --        --
   Administrative expenses                        (7)      --              (14,237)       (543)               (99)       --
   Transfers between subaccounts
      (including fixed account), net           7,395   17,199           (1,438,653)     (8,415)               793    (1,503)
                                      ------------------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                       7,388   28,393            2,051,367   5,312,317             41,194   119,720
                                      ------------------------------------------------------------------------------------------
Increase (decrease) in net assets             (6,002)  28,029           (3,781,423)  5,274,900             (8,686)  126,340

Net assets at beginning of year               28,029       --            6,324,592   1,049,692            126,340        --
                                      ------------------------------------------------------------------------------------------
Net assets at end of year                   $ 22,027   28,029            2,543,169   6,324,592            117,654   126,340
                                      ==========================================================================================
Changes in units (note 5):
   Units purchased                             1,054    3,015            2,551,410     729,370              5,862    10,348
   Units redeemed                               (146)    (692)          (2,608,817)   (258,152)                (9)       --
                                      ------------------------------------------------------------------------------------------
   Net increase (decrease) in units
      from capital transactions with
      contract owners during the
      years or lesser periods ended
      December 31, 2008 and 2007                 908    2,323              (57,407)    471,218              5,853    10,348
                                      ==========================================================================================

                 See accompanying notes to financial statements

                                                            AMERICAN
                                      ALLIANCEBERNSTEIN      CENTURY
                                      VARIABLE PRODUCTS     VARIABLE
                                      SERIES FUND, INC.  PORTFOLIOS II,
                                         (CONTINUED)           INC.          BLACKROCK VARIABLE SERIES FUNDS, INC.
                                      -----------------  --------------  --------------------------------------------
                                      ALLIANCEBERNSTEIN
                                          SMALL CAP       VP INFLATION
                                            GROWTH         PROTECTION      BLACKROCK BASIC       BLACKROCK GLOBAL
                                         PORTFOLIO --        FUND --     VALUE V.I. FUND --   ALLOCATION V.I. FUND --
                                           CLASS B          CLASS II          CLASS III             CLASS III
                                      -------------------------------------------------------------------------------
                                          YEAR ENDED       YEAR ENDED        YEAR ENDED             YEAR ENDED
                                         DECEMBER 31,     DECEMBER 31,      DECEMBER 31,           DECEMBER 31,
                                      -------------------------------------------------------------------------------
                                             2008             2008          2008     2007        2008         2007
                                      -------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $ --             (5,068)       1,861    1,546       209,864     562,322
   Net realized gain (loss) on
      investments                              --               (473)      (9,997)  (5,002)   (2,496,764)    152,035
   Change in unrealized appreciation
      (depreciation) on investments             8            110,898      (73,850) (15,297)   (6,464,385)   (933,394)
   Capital gain distributions                  --                 --        2,015   21,934       162,185     974,630
                                      -------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from operations              8            105,357      (79,971)   3,181    (8,589,100)    755,593
                                      -------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                --            883,420       40,494    3,888    22,109,036  19,313,549
   Death benefits                              --                 --           --       --      (130,128)    (41,732)
   Surrenders                                  --            (27,409)      (1,985)      --      (644,251)   (152,718)
   Administrative expenses                     --             (4,034)        (301)    (306)      (58,766)       (381)
   Transfers between subaccounts
      (including fixed account), net          943          3,156,235       (3,908) (22,402)     (975,276)    701,910
                                      -------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                      943          4,008,212       34,300  (18,820)   20,300,615  19,820,628
                                      -------------------------------------------------------------------------------
Increase (decrease) in net assets             951          4,113,569      (45,671) (15,639)   11,711,515  20,576,221
Net assets at beginning of year                --                 --      180,377  196,016    21,745,492   1,169,271
                                      -------------------------------------------------------------------------------
Net assets at end of year                    $951          4,113,569      134,706  180,377    33,457,007  21,745,492
                                      ===============================================================================
Changes in units (note 5):
   Units purchased                            145            562,895        4,669   13,564     5,133,026   2,638,025
   Units redeemed                              --           (157,200)      (1,591) (14,952)   (3,391,243)   (816,461)
                                      -------------------------------------------------------------------------------
   Net increase (decrease) in units
      from capital transactions with
      contract owners during the
      years or lesser periods ended
      December 31, 2008 and 2007              145            405,695        3,078   (1,388)    1,741,783   1,821,564
                                      ===============================================================================

                 See accompanying notes to financial statements

                                                         BLACKROCK VARIABLE            COLUMBIA FUNDS VARIABLE
                                                   SERIES FUNDS, INC. (CONTINUED)         INSURANCE TRUST I
                                                ------------------------------------  ------------------------
                                                                     BLACKROCK VALUE
                                                BLACKROCK LARGE CAP   OPPORTUNITIES    COLUMBIA MARSICO GROWTH
                                                GROWTH V.I. FUND --    V.I. FUND --   FUND, VARIABLE SERIES --
                                                     CLASS III          CLASS III             CLASS A
                                                --------------------------------------------------------------
                                                     YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                    DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                --------------------------------------------------------------
                                                   2008      2007          2008            2008      2007
                                                --------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)               $   (252)    (186)        1,529          (1,980)   (1,498)
   Net realized gain (loss) on investments            (77)      (1)          (45)         (4,113)    2,817
   Change in unrealized appreciation
      (depreciation) on investments               (11,461)      13        (1,978)        (99,916)   19,125
   Capital gain distributions                          --       --           617              --        --
                                                --------------------------------------------------------------
         Increase (decrease) in net
            assets from operations                (11,790)    (174)          123        (106,009)   20,444
                                                --------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                        --   18,828        31,666         292,382     8,239
   Death benefits                                      --       --            --              --        --
   Surrenders                                          --       --            --          (2,772)       --
   Administrative expenses                             --       --            (3)           (397)     (350)
   Transfers between subaccounts (including
      fixed account), net                               1    9,620         4,018        (131,427)   96,952
                                                --------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                                1   28,448        35,681         157,786   104,841
                                                --------------------------------------------------------------
Increase (decrease) in net assets                 (11,789)  28,274        35,804          51,777   125,285
Net assets at beginning of year                    28,274       --            --         160,788    35,503
                                                --------------------------------------------------------------
Net assets at end of year                        $ 16,485   28,274        35,804         212,565   160,788
                                                ==============================================================
Changes in units (note 5):
   Units purchased                                     --    2,723         5,728          48,551    12,259
   Units redeemed                                      --     (282)          (32)        (32,551)   (2,796)
                                                --------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008 and 2007         --    2,441         5,696          16,000     9,463
                                                ==============================================================

                 See accompanying notes to financial statements

                                                   COLUMBIA FUNDS VARIABLE
                                                INSURANCE TRUST I (CONTINUED)               EATON VANCE VARIABLE TRUST
                                                ------------------------------  -------------------------------------------------
                                                COLUMBIA MARSICO INTERNATIONAL
                                                 OPPORTUNITIES FUND, VARIABLE                                 VT WORLDWIDE HEALTH
                                                       SERIES -- CLASS B        VT FLOATING-RATE INCOME FUND     SCIENCES FUND
                                                ---------------------------------------------------------------------------------
                                                          YEAR ENDED                     YEAR ENDED               YEAR ENDED
                                                         DECEMBER 31,                   DECEMBER 31,             DECEMBER 31,
                                                ---------------------------------------------------------------------------------
                                                      2008         2007               2008        2007           2008     2007
                                                ---------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                 $   282,504         322            68,556      18,717          (498)    (540)
   Net realized gain (loss) on investments          (1,969,401)     53,514          (328,051)     (3,493)       (1,642)   1,968
   Change in unrealized appreciation
      (depreciation) on investments                   (961,520)     97,202          (296,103)    (18,203)       (4,848)    (810)
   Capital gain distributions                          349,496      24,012                --          --         5,556       --
                                                ---------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from operations                  (2,298,921)    175,050          (555,598)     (2,979)       (1,432)     618
                                                ---------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                      1,666,058   2,245,331         1,068,423   1,164,383        27,000    7,776
   Death benefits                                       (1,554)         --            (1,321)         --            --       --
   Surrenders                                          (73,939)    (37,555)          (50,026)     (7,755)           --       --
   Administrative expenses                              (6,807)       (492)           (4,367)       (248)          (57)      --
   Transfers between subaccounts (including
      fixed account), net                             (848,696)     99,112          (842,617)    396,041        (8,503)  34,362
                                                ---------------------------------------------------------------------------------
      Increase (decrease) in net assets from
         capital transactions                          735,062   2,306,396           170,092   1,552,421        18,440   42,138
                                                ---------------------------------------------------------------------------------
Increase (decrease) in net assets                   (1,563,859)  2,481,446          (385,506)  1,549,442        17,008   42,756
Net assets at beginning of year                      2,940,859     459,413         1,560,261      10,819        42,756       --
                                                ---------------------------------------------------------------------------------
Net assets at end of year                          $ 1,377,000   2,940,859         1,174,755   1,560,261        59,764   42,756
                                                =================================================================================
Changes in units (note 5):
   Units purchased                                   1,018,273     315,952           719,101     203,415         3,574   12,317
   Units redeemed                                   (1,022,915)   (127,129)         (711,826)    (49,222)       (1,600)  (8,535)
                                                ---------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008 and 2007          (4,642)    188,823             7,275     154,193         1,974    3,782
                                                =================================================================================

                 See accompanying notes to financial statements

                                                                                              FIDELITY(R) VARIABLE
                                                        FEDERATED INSURANCE SERIES          INSURANCE PRODUCTS FUND
                                                -----------------------------------------  -------------------------
                                                FEDERATED HIGH
                                                  INCOME BOND
                                                   FUND II --       FEDERATED KAUFMANN     VIP BALANCED PORTFOLIO --
                                                SERVICE SHARES  FUND II -- SERVICE SHARES       SERVICE CLASS 2
                                                --------------------------------------------------------------------
                                                  YEAR ENDED           YEAR ENDED                 YEAR ENDED
                                                 DECEMBER 31,         DECEMBER 31,               DECEMBER 31,
                                                --------------------------------------------------------------------
                                                     2008            2008        2007          2008         2007
                                                --------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                 $    (28)         (2,884)      (557)        20,779       22,790
   Net realized gain (loss) on investments             (659)         (4,879)    16,772       (126,556)       2,040
   Change in unrealized appreciation
      (depreciation) on investments                      --          17,929      1,527       (759,372)       1,300
   Capital gain distributions                            --             877         --         44,599        4,143
                                                --------------------------------------------------------------------
         Increase (decrease) in net
           assets from operations                      (687)         11,043     17,742       (820,550)      30,273
                                                --------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                      87,493         210,611     14,275        586,945      942,779
   Death benefits                                        --              --         --         (1,741)          --
   Surrenders                                            --          (9,223)        --        (59,590)     (19,703)
   Administrative expenses                               --            (930)        --         (2,786)        (114)
   Transfers between subaccounts (including
      fixed account), net                           (86,806)        786,332    (17,858)        83,986      734,335
                                                --------------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                                687         986,790     (3,583)       606,814    1,657,297
                                                --------------------------------------------------------------------
Increase (decrease) in net assets                        --         997,833     14,159       (213,736)   1,687,570
Net assets at beginning of year                          --          14,159         --      1,937,545      249,975
                                                --------------------------------------------------------------------
Net assets at end of year                          $     --       1,011,992     14,159      1,723,809    1,937,545
                                                ====================================================================
Changes in units (note 5):
   Units purchased                                   25,186         193,062     15,954        233,027      224,316
   Units redeemed                                   (25,186)        (43,536)   (14,910)      (162,719)     (74,244)
                                                --------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008 and 2007           --         149,526      1,044         70,308      150,072
                                                ====================================================================

                 See accompanying notes to financial statements

                                                          FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                        --------------------------------------------------------------------------------------------
                                        VIP CONTRAFUND(R) PORTFOLIO --  VIP EQUITY-INCOME PORTFOLIO --      VIP GROWTH & INCOME
                                              SERVICE CLASS 2               SERVICE CLASS 2             PORTFOLIO -- SERVICE CLASS 2
                                        --------------------------------------------------------------------------------------------
                                                  YEAR ENDED                      YEAR ENDED                      YEAR ENDED
                                                 DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
                                        --------------------------------------------------------------------------------------------
                                                2008        2007               2008        2007                  2008    2007
                                        --------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $   (38,679)   116,752             (27,409)    24,431                   17      5
   Net realized gain (loss) on
      investments                            (1,923,019)    17,042          (1,319,040)    (6,111)                (578)    --
   Change in unrealized appreciation
      (depreciation) on investments             (87,902)  (512,558)            135,344   (189,549)                  22    (21)
   Capital gain distributions                    77,038    492,829               1,661    115,205                  148     --
                                        --------------------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from operations           (1,972,562)   114,065          (1,209,444)   (56,024)                (391)   (16)
                                        --------------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                               1,355,530  2,579,080             989,855  1,370,990                   --     --
   Death benefits                                (1,424)        --              (1,124)        --                   --     --
   Surrenders                                   (65,781)   (23,901)            (44,037)    (7,524)                  --     --
   Administrative expenses                       (6,079)      (162)             (3,610)      (113)                  (4)    --
   Transfers between subaccounts
      (including fixed account), net         (1,519,063)    55,979          (1,320,844)   388,002                 (788) 1,199
                                        --------------------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                       (236,817) 2,610,996            (379,760) 1,751,355                 (792) 1,199
                                        --------------------------------------------------------------------------------------------
Increase (decrease) in net assets            (2,209,379) 2,725,061          (1,589,204) 1,695,331               (1,183) 1,183
Net assets at beginning of year               2,994,420    269,359           1,695,331         --                1,183     --
                                        --------------------------------------------------------------------------------------------
Net assets at end of year                   $   785,041  2,994,420             106,127  1,695,331                   --  1,183
                                        ============================================================================================
Changes in units (note 5):
   Units purchased                              759,285    317,775             654,863    220,742                  142     95
   Units redeemed                              (893,889)   (89,187)           (798,286)   (60,269)                (238)    --
                                        --------------------------------------------------------------------------------------------
   Net increase (decrease) in units
      from capital transactions with
      contract owners during the years
      or lesser periods ended December
      31, 2008 and 2007                        (134,604)   228,588            (143,423)   160,473                  (96)    95
                                        ============================================================================================

                 See accompanying notes to financial statements

                                                    FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                        -------------------------------------------------------------------------------
                                        VIP GROWTH PORTFOLIO --    VIP INVESTMENT GRADE BOND   VIP MID CAP PORTFOLIO --
                                           SERVICE CLASS 2       PORTFOLIO -- SERVICE CLASS 2      SERVICE CLASS 2
                                        -------------------------------------------------------------------------------
                                                                                PERIOD FROM
                                              YEAR ENDED           YEAR ENDED     MAY 1 TO            YEAR ENDED
                                             DECEMBER 31,         DECEMBER 31,  DECEMBER 31,         DECEMBER 31,
                                        -------------------------------------------------------------------------------
                                             2008      2007           2008          2007             2008      2007
                                        --------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)        $    (561)    (712)         35,961         (6,280)         25,520   (2,677)
   Net realized gain (loss) on
      investments                             1,675    1,030        (154,374)         4,450        (642,897)   5,002
   Change in unrealized appreciation
      (depreciation) on investments         (64,848)  27,278         (23,767)        22,184         (93,930)  17,867
   Capital gain distributions                    --       --              --             --         109,516    7,129
                                        --------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from operations          (63,734)  27,596        (142,180)        20,354        (601,791)  27,321
                                        --------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                               7,875   43,648         898,688      1,228,912         451,107  610,621
   Death benefits                                --       --          (1,486)            --            (554)      --
   Surrenders                                    --       --         (44,087)        (7,803)        (27,432)  (6,257)
   Administrative expenses                     (107)      --          (3,282)          (119)         (1,871)    (451)
   Transfers between subaccounts
      (including fixed account), net       (132,695) 171,673      (2,144,319)       330,956        (655,650) 296,253
                                        --------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                   (124,927) 215,321      (1,294,486)     1,551,946        (234,400) 900,166
                                        --------------------------------------------------------------------------------
Increase (decrease) in net assets          (188,661) 242,917      (1,436,666)     1,572,300        (836,191) 927,487
Net assets at beginning of year             242,917       --       1,572,300             --         960,641   33,154
                                        --------------------------------------------------------------------------------
Net assets at end of year                 $  54,256  242,917         135,634      1,572,300         124,450  960,641
                                        ================================================================================
Changes in units (note 5):
   Units purchased                            4,492   18,541         566,502        205,407         280,748  103,959
   Units redeemed                           (14,755)    (552)       (708,358)       (49,441)       (345,902) (24,859)
                                        --------------------------------------------------------------------------------
   Net increase (decrease) in units
      from capital transactions with
      contract owners during the years
      or lesser periods ended December
      31, 2008 and 2007                     (10,263)  17,989        (141,856)       155,966        (65,154)  79,100
                                        ===============================================================================

                 See accompanying notes to financial statements

                                        FIDELITY(R) VARIABLE INSURANCE
                                           PRODUCTS FUND (CONTINUED)         FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                        ------------------------------  -----------------------------------------------------------
                                                                                                    FRANKLIN TEMPLETON VIP FOUNDING
                                             VIP VALUE STRATEGIES       FRANKLIN INCOME SECURITIES      FUNDS ALLOCATION FUND --
                                         PORTFOLIO -- SERVICE CLASS 2     FUND -- CLASS 2 SHARES            CLASS 2 SHARES
                                        -------------------------------------------------------------------------------------------
                                                                                                                      PERIOD FROM
                                                  YEAR ENDED                    YEAR ENDED              YEAR ENDED   AUGUST 27 TO
                                                 DECEMBER 31,                  DECEMBER 31,            DECEMBER 31,   DECEMBER 31
                                        -------------------------------------------------------------------------------------------
                                                2008      2007               2008        2007              2008          2007
                                        -------------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)            $  7,182     (648)             872,132     154,702            44,862      (20,033)
   Net realized gain (loss) on
      investments                                 (363) (11,487)          (1,727,102)    (90,221)         (615,090)      (2,832)
   Change in unrealized appreciation
      (depreciation) on investments            (42,122)  (5,150)          (7,097,255)   (230,756)       (3,102,202)     (46,080)
   Capital gain distributions                    3,011       --              302,644      39,278           186,310           --
                                        -------------------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from operations             (32,292) (17,285)          (7,649,581)   (126,997)       (3,486,120)     (68,945)
                                        -------------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                     --   68,670            9,067,465  17,159,004         4,278,811    6,556,261
   Death benefits                                   --       --                   --     (41,951)               --           --
   Surrenders                                       --       --             (614,206)   (216,343)         (113,610)      (5,867)
   Administrative expenses                        (112)      --              (52,424)     (1,388)          (19,838)          --
   Transfers between subaccounts
      (including fixed account), net                (1)  10,997             (207,164) (1,212,188)         (684,198)      77,890
                                        -------------------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                          (113)  79,667            8,193,671  15,687,134         3,461,165    6,628,284
                                        -------------------------------------------------------------------------------------------
Increase (decrease) in net assets              (32,405)  62,382              544,090  15,560,137           (24,955)   6,559,339
Net assets at beginning of year                 62,382       --           18,226,774   2,666,637         6,559,339           --
                                        -------------------------------------------------------------------------------------------
Net assets at end of year                     $ 29,977   62,382           18,770,864  18,226,774         6,534,384    6,559,339
                                        ===========================================================================================
Changes in units (note 5):
   Units purchased                                  --   15,143            3,059,676   2,315,823           930,632      679,542
   Units redeemed                                  (11)  (9,881)          (2,200,097)   (843,049)         (541,873)     (14,697)
                                        -------------------------------------------------------------------------------------------
   Net increase (decrease) in units
      from capital transactions with
      contract owners during the years
      or lesser periods ended December
      31, 2008 and 2007                            (11)   5,262              859,579   1,472,774           388,759      664,845
                                        ===========================================================================================

                 See accompanying notes to financial statements

                                              FRANKLIN TEMPLETON VARIABLE INSURANCE          GE INVESTMENTS
                                                    PRODUCTS TRUST (CONTINUED)                 FUNDS, INC.
                                      -----------------------------------------------------  --------------
                                                                                               CORE VALUE
                                      MUTUAL SHARES SECURITIES  TEMPLETON GROWTH SECURITIES  EQUITY FUND --
                                       FUND -- CLASS 2 SHARES      FUND -- CLASS 2 SHARES    CLASS 1 SHARES
                                      ---------------------------------------------------------------------
                                             YEAR ENDED                  YEAR ENDED            YEAR ENDED
                                            DECEMBER 31,                DECEMBER 31,          DECEMBER 31,
                                      ---------------------------------------------------------------------
                                          2008         2007          2008          2007           2008
                                      ---------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)     $   17,576       5,179          2,411       1,372             34
   Net realized gain (loss)
      on investments                      (60,779)     (3,948)        (8,624)     (2,731)           (29)
   Change in unrealized appreciation
      (depreciation) on investments      (371,047)    (44,708)      (170,054)    (17,621)        (1,308)
   Capital gain distributions              28,365      20,866         20,358      10,011            118
                                      ---------------------------------------------------------------------
         Increase (decrease) in net
            assets from operations       (385,885)    (22,611)      (155,909)     (8,969)        (1,185)
                                      ---------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                           549,337   1,003,073         69,821     229,390          4,620
   Death benefits                              --          --             --          --             --
   Surrenders                             (51,932)    (15,665)       (35,667)       (938)            --
   Administrative expenses                 (3,971)       (271)          (855)       (220)            (8)
   Transfers between subaccounts
      (including fixed account), net    2,011,867    (293,353)        (4,096)     35,824            380
                                      ---------------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                2,505,301     693,784         29,203     264,056          4,992
                                      ---------------------------------------------------------------------
Increase (decrease) in net assets       2,119,416     671,173       (126,706)    255,087          3,807
Net assets at beginning of year         1,015,720     344,547        349,099      94,012             --
                                      ---------------------------------------------------------------------
Net assets at end of year              $3,135,136   1,015,720        222,393     349,099          3,807
                                      =====================================================================
Changes in units (note 5):
   Units purchased                        517,147     125,481          9,334      27,092            484
   Units redeemed                        (130,933)    (61,532)        (5,611)     (4,989)           (18)
                                      ---------------------------------------------------------------------
   Net increase (decrease) in units
      from capital transactions with
      contract owners during the
      years or lesser periods ended
      December 31, 2008 and 2007          386,214      63,949          3,723      22,103            466
                                      =====================================================================

                 See accompanying notes to financial statements

                                                    GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                      ------------------------------------------------------------------
                                        INCOME FUND --    MID-CAP EQUITY FUND --
                                        CLASS 1 SHARES        CLASS 1 SHARES         MONEY MARKET FUND
                                      ------------------------------------------------------------------
                                          YEAR ENDED            YEAR ENDED              YEAR ENDED
                                         DECEMBER 31,          DECEMBER 31,            DECEMBER 31,
                                      ------------------------------------------------------------------
                                        2008      2007       2008        2007        2008        2007
                                      ------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)    $  6,863    (1,339)   (14,763)     12,146       22,278     36,581
   Net realized gain (loss)
      on investments                    (2,144)   (3,149)  (570,415)      2,907           --         (1)
   Change in unrealized appreciation
      (depreciation) on investments    (15,706)   11,173     66,659    (111,158)          (3)         1
   Capital gain distributions               --        --      1,470     102,908           --         --
                                      ------------------------------------------------------------------
         Increase (decrease) in net
            assets from operations     (10,987)    6,685   (517,049)      6,803       22,275     36,581
                                      ------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                         33,739   396,539    481,765     626,564    4,915,051  3,661,028
   Death benefits                           --        --       (545)         --   (2,576,745)  (511,382)
   Surrenders                           (2,616)  (26,182)   (23,907)     (3,838)    (434,236)  (369,832)
   Administrative expenses                (483)      (34)    (1,559)        (55)      (9,037)      (601)
   Transfers between subaccounts
      (including fixed account), net     3,399  (864,209)  (668,758)    178,380    2,475,400   (389,521)
                                      ------------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                34,039  (493,886)  (213,004)    801,051    4,370,433  2,389,692
                                      ------------------------------------------------------------------
Increase (decrease) in net assets       23,052  (487,201)  (730,053)    807,854    4,392,708  2,426,273
Net assets at beginning of year        132,108   619,309    807,854          --    2,908,743    482,470
                                      ------------------------------------------------------------------
Net assets at end of year             $155,160   132,108     77,801     807,854    7,301,451  2,908,743
                                      ==================================================================
Changes in units (note 5):
   Units purchased                       9,345   105,128    290,444      94,915    1,730,201    622,375
   Units redeemed                       (6,205) (152,375)  (351,059)    (22,250)  (1,306,723)  (386,459)
                                      ------------------------------------------------------------------
   Net increase (decrease) in units
      from capital transactions with
      contract owners during the
      years or lesser periods ended
      December 31, 2008 and 2007         3,140   (47,247)   (60,615)     72,665      423,478    235,916
                                      ==================================================================

                 See accompanying notes to financial statements

                                                           GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                      -------------------------------------------------------------------------------
                                      REAL ESTATE SECURITIES FUND --                         SMALL-CAP EQUITY FUND --
                                              CLASS 1 SHARES          S&P 500(R) INDEX FUND       CLASS 1 SHARES
                                      -------------------------------------------------------------------------------
                                                YEAR ENDED                  YEAR ENDED              YEAR ENDED
                                               DECEMBER 31,                DECEMBER 31,            DECEMBER 31,
                                      -------------------------------------------------------------------------------
                                            2008          2007           2008        2007       2008           2007
                                      -------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)        $ 47,015       11,061          (18,092)    23,925       (750)       3,149
   Net realized gain (loss)
      on investments                       (33,747)      (6,508)        (778,828)      (126)    (4,006)          16
   Change in unrealized appreciation
      (depreciation) on investments        (37,159)     (60,251)        (243,762)   (87,963)   (47,181)     (24,235)
   Capital gain distributions                   --       53,930            2,635     27,091        651       19,184
                                      -------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from operations         (23,891)      (1,768)      (1,038,047)   (37,073)   (51,286)      (1,886)
                                      -------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                            170,468       61,249          759,679  1,675,064      5,000           --
   Death benefits                               --           --             (881)        --         --           --
   Surrenders                               (3,472)      (1,362)         (35,313)    (5,711)        --           --
   Administrative expenses                    (867)        (178)          (2,895)       (85)      (155)        (238)
   Transfers between subaccounts
      (including fixed account), net       451,833      (78,496)      (1,152,106)   317,566     (1,427)     117,397
                                      -------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                   617,962      (18,787)        (431,516) 1,986,834      3,418      117,159
                                      -------------------------------------------------------------------------------
Increase (decrease) in net assets          594,071      (20,555)      (1,469,563) 1,949,761    (47,868)     115,273
Net assets at beginning of year            163,542      184,097        1,949,761         --    134,263       18,990
                                      -------------------------------------------------------------------------------
Net assets at end of year                 $757,613      163,542          480,198  1,949,761     86,395      134,263
                                      ===============================================================================
Changes in units (note 5):
   Units purchased                         150,297       16,875          451,706    220,157      1,129       10,175
   Units redeemed                          (41,438)     (16,031)        (559,568)   (34,516)      (471)         (20)
                                      -------------------------------------------------------------------------------
   Net increase (decrease) in units
      from capital transactions with
      contract owners during the
      years or lesser periods ended
      December 31, 2008 and 2007           108,859          844         (107,862)   185,641        658       10,155
                                      ===============================================================================

                 See accompanying notes to financial statements

                                                                                   GENWORTH VARIABLE
                                        GE INVESTMENTS FUNDS, INC. (CONTINUED)      INSURANCE TRUST
                                      -----------------------------------------  --------------------
                                                                                  GENWORTH   GENWORTH
                                                                  U.S. EQUITY     COLUMBIA   DAVIS NY
                                        TOTAL RETURN FUND --    FUND -- CLASS 1    MID CAP    VENTURE
                                          CLASS 3 SHARES            SHARES       VALUE FUND    FUND
                                      ---------------------------------------------------------------
                                                                                      PERIOD FROM
                                             YEAR ENDED            YEAR ENDED       SEPTEMBER 8 TO
                                            DECEMBER 31,          DECEMBER 31,       DECEMBER 31,
                                      ---------------------------------------------------------------
                                          2008         2007       2008    2007      2008       2008
                                      ---------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)    $    123,177     726,708      148     157      2,210       14
   Net realized gain (loss) on
      investments                       (3,940,741)    281,925   (1,735)      1     (7,078)       1
   Change in unrealized appreciation
      (depreciation) on investments    (16,154,090) (1,422,860) (10,699) (3,900)   (15,735)     332
   Capital gain distributions
                                           257,698   1,609,177      203   3,925         --       --
                                      ---------------------------------------------------------------
         Increase (decrease) in net
            assets from operations     (19,713,956)  1,194,950  (12,083)    183    (20,603)     347
                                      ---------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                         23,894,618  42,401,567       --      --    202,428    7,500
   Death benefits                         (128,382)    (41,799)      --      --         --       --
   Surrenders                           (1,744,264)   (913,259)  (2,036)     --     (6,067)      --
   Administrative expenses
                                          (119,689)     (1,201)      --      --       (881)      --
   Transfers between subaccounts
      (including fixed account), net    (1,295,554)  1,142,040    1,894  30,901    832,764      582
                                      ---------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                20,606,729  42,587,348     (142) 30,901  1,028,244    8,082
                                      ---------------------------------------------------------------
Increase (decrease) in net assets          892,773  43,782,298  (12,225) 31,084  1,007,641    8,429
Net assets at beginning of year         46,966,144   3,183,846   31,084      --         --       --
                                      ---------------------------------------------------------------
Net assets at end of year             $ 47,858,917  46,966,144   18,859  31,084  1,007,641    8,429
                                      ===============================================================
Changes in units (note 5):
   Units purchased                       6,775,569   5,576,180      173   2,566    197,027    1,200
   Units redeemed                       (4,782,781) (1,603,557)    (276)     --    (43,654)      --
                                      ---------------------------------------------------------------
   Net increase (decrease) in units
      from capital transactions with
      contract owners during the
      years or lesser periods ended
      December 31, 2008 and 2007         1,992,788   3,972,623     (103)  2,566    153,373    1,200
                                      ===============================================================

                 See accompanying notes to financial statements

                                                        GENWORTH VARIABLE INSURANCE TRUST (CONTINUED)
                                      --------------------------------------------------------------------------------
                                                                              GENWORTH                      GENWORTH
                                                     GENWORTH                  PUTNAM                    WESTERN ASSET
                                        GENWORTH    LEGG MASON   GENWORTH  INTERNATIONAL     GENWORTH      MANAGEMENT
                                      EATON VANCE    PARTNERS     PIMCO       CAPITAL       THORNBURG      CORE PLUS
                                       LARGE CAP    AGGRESSIVE  STOCKPLUS  OPPORTUNITIES  INTERNATIONAL  FIXED INCOME
                                       VALUE FUND  GROWTH FUND     FUND         FUND        VALUE FUND        FUND
                                      --------------------------------------------------------------------------------
                                                           PERIOD FROM SEPTEMBER 8 TO DECEMBER 31,
                                      --------------------------------------------------------------------------------
                                          2008         2008        2008         2008           2008           2008
                                      --------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)    $    3,402       (7,842)    129,244       (3,327)          314           9,002
   Net realized gain (loss) on
      investments                          8,032       21,738       7,963        4,372         7,840          14,922
   Change in unrealized appreciation
      (depreciation) on investments       80,352      176,358    (230,530)      73,459        53,066         123,296
   Capital gain distributions                 --           --     188,762           --            --              --
                                      --------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from operations        91,786      190,254      95,439       74,504        61,220         147,220
                                      --------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                          522,032      622,109     851,947      233,811       186,828         523,491
   Death benefits                             --           --          --           --            --              --
   Surrenders                            (16,128)     (19,471)    (25,902)      (6,839)       (6,402)        (16,909)
   Administrative expenses                (2,463)      (2,942)     (3,951)      (1,060)         (919)         (2,444)
   Transfers between subaccounts
      (including fixed account), net   1,995,547    2,331,798   3,262,917      822,399       738,679       1,888,845
                                      --------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions               2,498,988    2,931,494   4,085,011    1,048,311       918,186       2,392,983
                                      --------------------------------------------------------------------------------
Increase (decrease) in net assets      2,590,774    3,121,748   4,180,450    1,122,815       979,406       2,540,203
Net assets at beginning of year               --           --          --           --            --              --
                                      --------------------------------------------------------------------------------
Net assets at end of year             $2,590,774    3,121,748   4,180,450    1,122,815       979,406       2,540,203
                                      ================================================================================
Changes in units (note 5):
   Units purchased                       446,727      554,728     750,850      215,993       172,292         332,358
   Units redeemed                       (105,313)    (136,390)   (172,983)     (52,622)      (44,124)        (92,157)
                                      --------------------------------------------------------------------------------
   Net increase (decrease) in units
      from capital transactions with
      contract owners during the
      years or lesser periods ended
      December 31, 2008 and 2007         341,414      418,338     577,867      163,371       128,168         240,201
                                      ================================================================================

                 See accompanying notes to financial statements

                                                                                       LEGG MASON
                                                                                        PARTNERS
                                                                                    VARIABLE EQUITY
                                                   JANUS ASPEN SERIES                    TRUST
                                      --------------------------------------------  ---------------
                                                                                      LEGG MASON
                                                                                        PARTNERS
                                                                                        VARIABLE
                                                                                       AGGRESSIVE
                                                                                        GROWTH
                                      BALANCED PORTFOLIO --    FORTY PORTFOLIO --     PORTFOLIO --
                                         SERVICE SHARES          SERVICE SHARES         CLASS II
                                      -------------------------------------------------------------
                                            YEAR ENDED            YEAR ENDED           YEAR ENDED
                                           DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
                                      -------------------------------------------------------------
                                         2008        2007       2008        2007      2008    2007
                                      -------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)    $   12,529     19,410     (48,406)   (11,979)    (457)   (272)
   Net realized gain (loss) on
      investments                       (212,323)     4,266    (273,273)    80,290     (177)     (9)
   Change in unrealized appreciation
      (depreciation) on investments     (582,077)    (1,114) (1,205,807)   185,050  (19,452) (2,296)
   Capital gain distributions            199,270         --          --         --       --     240
                                      -------------------------------------------------------------
         Increase (decrease) in net
            assets from operations      (582,601)    22,562  (1,527,486)   253,361  (20,086) (2,337)
                                      -------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                          747,117  2,428,090   1,875,508  1,788,464    8,435  43,952
   Death benefits                             --         --      (1,353)        --       --      --
   Surrenders                            (80,903)   (12,656)    (75,481)   (28,506)      --      --
   Administrative expenses                (3,209)      (318)     (7,480)      (166)    (121)     --
   Transfers between subaccounts
      (including fixed account), net    (104,576)    19,872     844,586   (174,697)     445       1
                                      -------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                 558,429  2,434,988   2,635,780  1,585,095    8,759  43,953
                                      -------------------------------------------------------------
Increase (decrease) in net assets        (24,172) 2,457,550   1,108,294  1,838,456  (11,327) 41,616
Net assets at beginning of year        2,665,552    208,002   2,146,450    307,994   41,616      --
                                      -------------------------------------------------------------
Net assets at end of year             $2,641,380  2,665,552   3,254,744  2,146,450   30,289  41,616
                                      =============================================================
Changes in units (note 5):
   Units purchased                       623,170    308,436     945,647    218,713      964   3,824
   Units redeemed                       (571,664)   (87,746)   (638,540)   (93,416)     (37)     --
                                      -------------------------------------------------------------
   Net increase (decrease) in units
      from capital transactions with
      contract owners during the
      years or lesser periods ended
      December 31, 2008 and 2007          51,506    220,690     307,107    125,297      927   3,824
                                      =============================================================

                 See accompanying notes to financial statements

                                                                       LEGG MASON PARTNERS VARIABLE EQUITY TRUST (CONTINUED)
                                                                    -----------------------------------------------------------
                                                                        LEGG MASON PARTNERS       LEGG MASON PARTNERS VARIABLE
                                                                    VARIABLE CAPITAL AND INCOME  FUNDAMENTAL VALUE PORTFOLIO --
                                                                        PORTFOLIO -- CLASS II                CLASS I
                                                                    -----------------------------------------------------------
                                                                             YEAR ENDED                    YEAR ENDED
                                                                            DECEMBER 31,                  DECEMBER 31,
                                                                    -----------------------------------------------------------
                                                                           2008      2007                  2008    2007
                                                                    -----------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                                       $     66      991                   225     646
   Net realized gain (loss) on investments                                (10,594)  (2,097)                 (342)    (20)
   Change in unrealized appreciation (depreciation) on investments          2,621   (2,217)              (16,943) (3,128)
   Capital gain distributions                                                 111    3,713                    29   1,931
                                                                    -----------------------------------------------------------
      Increase (decrease) in net assets from operations                    (7,796)     390               (17,031)   (571)
                                                                    -----------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                                                --   15,000                    --  10,979
   Death benefits                                                              --       --                    --      --
   Surrenders                                                                (433)    (765)                   --      --
   Administrative expenses                                                     (5)      --                   (83)     --
   Transfers between subaccounts (including fixed account), net            (9,775)    (180)                 (301) 35,298
                                                                    -----------------------------------------------------------
      Increase (decrease) in net assets from capital transactions         (10,213)  14,055                  (384) 46,277
                                                                    -----------------------------------------------------------
Increase (decrease) in net assets                                         (18,009)  14,445               (17,415) 45,706
Net assets at beginning of year                                            27,619   13,174                45,706      --
                                                                    -----------------------------------------------------------
Net assets at end of year                                                $  9,610   27,619                28,291  45,706
                                                                    ===========================================================
Changes in units (note 5):
   Units purchased                                                         20,375   15,751                    --   4,980
   Units redeemed                                                         (21,634) (14,176)                  (61)   (180)
                                                                    -----------------------------------------------------------
   Net increase (decrease) in units from capital transactions with contract owners during the years or lesser periods ended
      December 31, 2008 and 2007                                           (1,259)   1,575                   (61)  4,800
                                                                    ===========================================================

                                                                        MFS(R) VARIABLE
                                                                        INSURANCE TRUST
                                                                    ----------------------
                                                                    MFS(R) INVESTORS TRUST
                                                                       SERIES -- SERVICE
                                                                       CLASS SHARES
                                                                    ----------------------
                                                                           YEAR ENDED
                                                                          DECEMBER 31,
                                                                    ----------------------
                                                                          2008    2007
                                                                    ----------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                                          (19)   (38)
   Net realized gain (loss) on investments                                  (60)    --
   Change in unrealized appreciation (depreciation) on investments       (2,639)    87
   Capital gain distributions                                               402     --
                                                                    ----------------------
      Increase (decrease) in net assets from operations                  (2,316)    49
                                                                    ----------------------
From capital transactions (note 4):
   Net premiums                                                              --  7,020
   Death benefits                                                            --     --
   Surrenders                                                                --     --
   Administrative expenses                                                   (5)    --
   Transfers between subaccounts (including fixed account), net            (270)   (50)
                                                                    ----------------------
      Increase (decrease) in net assets from capital transactions          (275) 6,970
                                                                    ----------------------
Increase (decrease) in net assets                                        (2,591) 7,019
Net assets at beginning of year                                           7,019     --
                                                                    ----------------------
Net assets at end of year                                                 4,428  7,019
                                                                    ======================
Changes in units (note 5):
   Units purchased                                                           --    570
   Units redeemed                                                           (25)    --
                                                                    ----------------------
   Net increase (decrease) in units from capital transactions with contract owners during the years or lesser periods ended
      December 31, 2008 and 2007                                            (25)   570
                                                                    ======================

                 See accompanying notes to financial statements

                                                                           MFS(R) VARIABLE INSURANCE TRUST (CONTINUED)
                                                                    ---------------------------------------------------------
                                                                    MFS(R) TOTAL RETURN SERIES --  MFS(R) UTILITIES SERIES --
                                                                         SERVICE CLASS SHARES         SERVICE CLASS SHARES
                                                                    ---------------------------------------------------------
                                                                              YEAR ENDED                   YEAR ENDED
                                                                             DECEMBER 31,                 DECEMBER 31,
                                                                    ---------------------------------------------------------
                                                                           2008        2007               2008      2007
                                                                    ---------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                                      $   17,279      3,276             19,823    6,888
   Net realized gain (loss) on investments                                 (73,516)       (84)           (56,710)   2,696
   Change in unrealized appreciation (depreciation) on investments        (360,243)   (10,615)           (97,253)  25,214
   Capital gain distributions                                               59,631     12,301             34,200   12,094
                                                                    ---------------------------------------------------------
      Increase (decrease) in net assets from operations                   (356,849)     4,878            (99,940)  46,892
                                                                    ---------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                                            514,640    778,714             22,975    9,733
   Death benefits                                                           (3,228)        --                 --       --
   Surrenders                                                              (32,230)   (17,028)            (8,854)      --
   Administrative expenses                                                  (2,210)       (57)              (247)    (280)
   Transfers between subaccounts (including fixed account), net            227,436     68,917           (185,380) 146,045
                                                                    ---------------------------------------------------------
      Increase (decrease) in net assets from capital transactions          704,408    830,546           (171,506) 155,498
                                                                    ---------------------------------------------------------
Increase (decrease) in net assets                                          347,559    835,424           (271,446) 202,390
Net assets at beginning of year                                          1,129,985    294,561            393,545  191,155
                                                                    ---------------------------------------------------------
Net assets at end of year                                               $1,477,544  1,129,985            122,099  393,545
                                                                    =========================================================
Changes in units (note 5):
   Units purchased                                                         184,896     91,665             27,283   24,331
   Units redeemed                                                         (105,907)   (11,255)           (39,625) (14,560)
                                                                    ---------------------------------------------------------
   Net increase (decrease) in units from capital transactions with contract owners during the years or lesser periods ended
      December 31, 2008 and 2007                                            78,989     80,410            (12,342)   9,771
                                                                    =========================================================

                                                                       OPPENHEIMER VARIABLE
                                                                          ACCOUNT FUNDS
                                                                    -------------------------
                                                                       OPPENHEIMER BALANCED
                                                                    FUND/VA -- SERVICE SHARES
                                                                    -------------------------
                                                                            YEAR ENDED
                                                                           DECEMBER 31,
                                                                    -------------------------
                                                                          2008      2007
                                                                    -------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                                         6,940    1,140
   Net realized gain (loss) on investments                               (68,565)    (869)
   Change in unrealized appreciation (depreciation) on investments      (220,249) (17,614)
   Capital gain distributions                                             23,458   18,420
                                                                    -------------------------
      Increase (decrease) in net assets from operations                 (258,416)   1,077
                                                                    -------------------------
From capital transactions (note 4):
   Net premiums                                                          157,627  206,478
   Death benefits                                                             --       --
   Surrenders                                                            (17,482) (11,317)
   Administrative expenses                                                  (580)    (312)
   Transfers between subaccounts (including fixed account), net           58,266   70,307
                                                                    -------------------------
      Increase (decrease) in net assets from capital transactions        197,831  265,156
                                                                    -------------------------
Increase (decrease) in net assets                                        (60,585) 266,233
Net assets at beginning of year                                          466,447  200,214
                                                                    -------------------------
Net assets at end of year                                                405,862  466,447
                                                                    =========================
Changes in units (note 5):
   Units purchased                                                       105,691   39,267
   Units redeemed                                                        (78,707) (12,845)
                                                                    -------------------------
   Net increase (decrease) in units from capital transactions with contract owners during the years or lesser periods ended
      December 31, 2008 and 2007                                          26,984   26,422
                                                                    =========================

                 See accompanying notes to financial statements

                                                                             OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                                                                    ---------------------------------------------------------------
                                                                    OPPENHEIMER CAPITAL APPRECIATION  OPPENHEIMER GLOBAL SECURITIES
                                                                        FUND/VA -- SERVICE SHARES        FUND/VA -- SERVICE SHARES
                                                                    ---------------------------------------------------------------
                                                                               YEAR ENDED                       YEAR ENDED
                                                                              DECEMBER 31,                     DECEMBER 31,
                                                                    ---------------------------------------------------------------
                                                                              2008     2007                    2008     2007
                                                                    ---------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                                          $ (1,106)   (155)                  (5,402)    (39)
   Net realized gain (loss) on investments                                   (18,459)  1,223                  (12,920)     --
   Change in unrealized appreciation (depreciation) on investments           (46,158)     41                   40,137    (322)
   Capital gain distributions                                                     --      --                    3,618      --
                                                                    ---------------------------------------------------------------
      Increase (decrease) in net assets from operations                      (65,723)  1,109                   25,433    (361)
                                                                    ---------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                                               62,588  47,087                  410,028  43,648
   Death benefits                                                                 --      --                       --      --
   Surrenders                                                                     --      --                  (11,384)     --
   Administrative expenses                                                      (125)     --                   (1,964)     --
   Transfers between subaccounts (including fixed account), net               66,666  (8,614)               1,226,215      --
                                                                    ---------------------------------------------------------------
      Increase (decrease) in net assets from capital transactions            129,129  38,473                1,622,895  43,648
                                                                    ---------------------------------------------------------------
Increase (decrease) in net assets                                             63,406  39,582                1,648,328  43,287
Net assets at beginning of year                                               47,628   8,046                   43,287      --
                                                                    ---------------------------------------------------------------
Net assets at end of year                                                   $111,034  47,628                1,691,615  43,287
                                                                    ===============================================================
Changes in units (note 5):
   Units purchased                                                            45,519   4,607                  336,231   3,834
   Units redeemed                                                            (31,544) (1,473)                 (78,361)   (271)
                                                                    ---------------------------------------------------------------
   Net increase (decrease) in units from capital transactions with contract owners during the years or lesser periods ended
      December 31, 2008 and 2007                                              13,975   3,134                  257,870   3,563
                                                                    ===============================================================

                                                                     OPPENHEIMER MAIN STREET
                                                                    FUND/VA -- SERVICE SHARES
                                                                    -------------------------
                                                                             YEAR ENDED
                                                                            DECEMBER 31,
                                                                    -------------------------
                                                                          2008      2007
                                                                    -------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                                        (9,560)   (4,624)
   Net realized gain (loss) on investments                               (21,727)   53,546
   Change in unrealized appreciation (depreciation) on investments        17,839   (25,786)
   Capital gain distributions                                             11,805        --
                                                                    -------------------------
      Increase (decrease) in net assets from operations                   (1,643)   23,136
                                                                    -------------------------
From capital transactions (note 4):
   Net premiums                                                          804,594   419,687
   Death benefits                                                             --        --
   Surrenders                                                            (27,602)  (31,229)
   Administrative expenses                                                (4,317)      (36)
   Transfers between subaccounts (including fixed account), net        2,913,403  (734,443)
                                                                    -------------------------
      Increase (decrease) in net assets from capital transactions      3,686,078  (346,021)
                                                                    -------------------------
Increase (decrease) in net assets                                      3,684,435  (322,885)
Net assets at beginning of year                                          235,639   558,524
                                                                    -------------------------
Net assets at end of year                                              3,920,074   235,639
                                                                    =========================
Changes in units (note 5):
   Units purchased                                                       760,998   101,185
   Units redeemed                                                       (180,180) (130,368)
                                                                    -------------------------
   Net increase (decrease) in units from capital transactions with contract owners during the years or lesser periods ended
      December 31, 2008 and 2007                                         580,818   (29,183)
                                                                    =========================

                 See accompanying notes to financial statements

                                                  OPPENHEIMER VARIABLE
                                                ACCOUNT FUNDS (CONTINUED)            PIMCO VARIABLE INSURANCE TRUST
                                                -------------------------  -------------------------------------------------
                                                 OPPENHEIMER MAIN STREET      PIMCO ALL ASSET              PIMCO
                                                   SMALL CAP FUND/VA --    PORTFOLIO -- ADVISOR      HIGH YIELD PORTFOLIO --
                                                     SERVICE SHARES            CLASS SHARES      ADMINISTRATIVE CLASS SHARES
                                                ----------------------------------------------------------------------------
                                                       YEAR ENDED               YEAR ENDED               YEAR ENDED
                                                      DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
                                                ----------------------------------------------------------------------------
                                                    2008         2007              2008                2008       2007
                                                ----------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)               $  (13,190)     (5,305)           5,425               18,581     12,870
   Net realized gain (loss) on investments         (596,728)     (5,444)         (67,835)             (11,968)   (15,991)
   Change in unrealized appreciation
      (depreciation) on investments                (172,351)    (40,210)         (16,658)             (18,291)    (5,292)
   Capital gain distributions                        64,582         381              294                3,582         --
                                                ----------------------------------------------------------------------------
         Increase (decrease) in net
            assets from operations                 (717,687)    (50,578)         (78,774)              (8,096)    (8,413)
                                                ----------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                     842,484     966,202           35,641              247,130    139,175
   Death benefits                                      (787)         --               --                   --         --
   Surrenders                                       (38,132)     (5,718)              --               (9,589)    (8,723)
   Administrative expenses                           (3,033)       (150)              (4)              (1,044)       (13)
   Transfers between subaccounts (including
      fixed account), net                          (604,457)    318,225          158,997              868,521   (317,560)
                                                ----------------------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                            196,075   1,278,559          194,634            1,105,018   (187,121)
                                                ----------------------------------------------------------------------------
Increase (decrease) in net assets                  (521,612)  1,227,981          115,860            1,096,922   (195,534)
Net assets at beginning of year                   1,231,799       3,818               --               51,637    247,171
                                                ----------------------------------------------------------------------------
Net assets at end of year                        $  710,187   1,231,799          115,860            1,148,559     51,637
                                                ============================================================================
Changes in units (note 5):
   Units purchased                                  560,805     159,010           37,530              182,753     38,077
   Units redeemed                                  (567,196)    (35,654)         (24,845)             (41,501)   (56,430)
                                                ----------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008 and 2007       (6,391)    123,356           12,685              141,252    (18,353)
                                                ============================================================================

                 See accompanying notes to financial statements

                                                                    PIMCO VARIABLE INSURANCE TRUST (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                       PIMCO LONG-TERM                  PIMCO                      PIMCO
                                                U.S. GOVERNMENT PORTFOLIO --  LOW DURATION PORTFOLIO --  TOTAL RETURN PORTFOLIO --
                                                       ADMINISTRATIVE               ADMINISTRATIVE             ADMINISTRATIVE
                                                        CLASS SHARES                 CLASS SHARES               CLASS SHARES
                                                ----------------------------------------------------------------------------------
                                                         YEAR ENDED                   YEAR ENDED                 YEAR ENDED
                                                        DECEMBER 31,                 DECEMBER 31,               DECEMBER 31,
                                                ----------------------------------------------------------------------------------
                                                      2008         2007           2008         2007           2008       2007
                                                ----------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                $    42,043      17,193         318,608      67,403        122,876      48,494
   Net realized gain (loss) on investments             58,226       8,979        (383,604)     22,903        (14,938)     (3,781)
   Change in unrealized appreciation
      (depreciation) on investments                    58,684      53,914        (446,758)    108,821        (53,012)     40,789
   Capital gain distributions                           6,049          --          95,620          --         30,948          --
                                                ----------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from operations                    165,002      80,086        (416,134)    199,127         85,874      85,502
                                                ----------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                     1,080,179   1,334,627       6,835,323   7,806,650      2,174,293   2,018,332
   Death benefits                                      (1,526)         --          (9,271)         --         (1,566)         --
   Surrenders                                        (139,759)    (21,093)       (394,898)    (46,566)       (83,788)    (59,914)
   Administrative expenses                             (4,614)       (136)        (27,219)       (716)        (8,065)       (189)
   Transfers between subaccounts (including
      fixed account), net                          (1,574,023)    (23,019)     (6,191,862)  1,918,479        226,765  (1,440,326)
                                                ----------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                             (639,743)  1,290,379         212,073   9,677,847      2,307,639     517,903
                                                ----------------------------------------------------------------------------------
Increase (decrease) in net assets                    (474,741)  1,370,465        (204,061)  9,876,974      2,393,513     603,405
Net assets at beginning of year                     1,619,194     248,729       9,876,974          --      1,840,742   1,237,337
                                                ----------------------------------------------------------------------------------
Net assets at end of year                         $ 1,144,453   1,619,194       9,672,913   9,876,974      4,234,255   1,840,742
                                                ==================================================================================
Changes in units (note 5):
   Units purchased                                    580,917     204,384       3,707,712   1,214,351        862,314     373,929
   Units redeemed                                    (636,115)    (81,903)     (3,700,055)   (284,574)      (651,981)   (323,851)
                                                ----------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008 and 2007        (55,198)    122,481           7,657     929,777        210,333      50,078
                                                ==================================================================================

                 See accompanying notes to financial statements

                                                                  THE PRUDENTIAL SERIES FUND
                                                -------------------------------------------------------------
                                                  JENNISON 20/20 FOCUS       JENNISON       NATURAL RESOURCES
                                                      PORTFOLIO --         PORTFOLIO --        PORTFOLIO --
                                                    CLASS II SHARES       CLASS II SHARES    CLASS II SHARES
                                                -------------------------------------------------------------
                                                       YEAR ENDED            YEAR ENDED         YEAR ENDED
                                                      DECEMBER 31,           DECEMBER 31,      DECEMBER 31,
                                                -------------------------------------------------------------
                                                    2008         2007      2008     2007     2008       2007
                                                -------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)              $    97,659     125,745      (30)    (31)    74,760    86,165
   Net realized gain (loss) on investments       (1,175,723)     32,074       (2)      3   (274,073)    9,436
   Change in unrealized appreciation
      (depreciation) on investments                 (40,042)   (130,549)  (1,241)    288   (405,794)  (13,932)
   Capital gain distributions                            --          --       --      --         --        --
                                                -------------------------------------------------------------
         Increase (decrease) in net
            assets from operations               (1,118,106)     27,270   (1,273)    260   (605,107)   81,669
                                                -------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                     924,726   1,650,739       --      --    570,392   395,586
   Death benefits                                    (1,109)         --       --      --       (221)       --
   Surrenders                                       (45,920)    (39,442)      --      --    (15,397)   (2,078)
   Administrative expenses                           (4,007)       (149)      (2)     (2)    (1,707)     (196)
   Transfers between subaccounts (including
      fixed account), net                        (1,328,656)   (396,904)      (2)  1,504     95,097   144,746
                                                -------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                           (454,966)  1,214,244       (4)  1,502    648,164   538,058
                                                -------------------------------------------------------------
Increase (decrease) in net assets                (1,573,072)  1,241,514   (1,277)  1,762     43,057   619,727
Net assets at beginning of year                   1,797,399     555,885    3,330   1,568    627,322     7,595
                                                -------------------------------------------------------------
Net assets at end of year                       $   224,327   1,797,399    2,053   3,330    670,379   627,322
                                                =============================================================
Changes in units (note 5):
   Units purchased                                  584,012     250,390       --     133    242,516    53,108
   Units redeemed                                  (709,932)   (142,706)      --      --   (178,381)  (12,415)
                                                -------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008 and 2007     (125,920)    107,684       --     133     64,135    40,693
                                                =============================================================

                 See accompanying notes to financial statements

                                                  THE UNIVERSAL INSTITUTIONAL      VAN KAMPEN LIFE
                                                          FUNDS, INC.              INVESTMENT TRUST          XTF ADVISORS TRUST
                                                ------------------------------  ---------------------  -----------------------------
                                                EQUITY AND INCOME PORTFOLIO --  COMSTOCK PORTFOLIO --       ETF 60 PORTFOLIO --
                                                        CLASS II SHARES            CLASS II SHARES            CLASS II SHARES
                                                ------------------------------------------------------------------------------------
                                                                 PERIOD FROM                             PERIOD FROM     PERIOD FROM
                                                   YEAR ENDED      MAY 1 TO          YEAR ENDED        JANUARY 1, 2008    MAY 1 TO
                                                  DECEMBER 31,   DECEMBER 31,       DECEMBER 31,         TO JUNE 20,    DECEMBER 31,
                                                ------------------------------------------------------------------------------------
                                                      2008           2007          2008        2007        2008             2007
                                                ------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                  $   1,635         (512)         17,898     (7,829)      3,847         (5,105)
   Net realized gain (loss) on investments            (28,329)        (891)     (1,277,445)    (7,668)    (29,408)        12,746
   Change in unrealized appreciation
      (depreciation) on investments                   (25,211)      (2,155)         36,373    (76,394)      5,938         (5,938)
   Capital gain distributions                           4,126          469         101,960      3,787          --             --
                                                ------------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from operations                    (47,779)      (3,089)     (1,121,214)   (88,104)    (19,623)         1,703
                                                ------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                        91,564      153,906       1,206,410  1,619,540     303,946        904,723
   Death benefits                                          --           --          (1,449)        --          --             --
   Surrenders                                          (8,630)      (3,725)        (57,402)   (15,585)       (445)          (886)
   Administrative expenses                               (344)          --          (4,229)      (163)        (87)            --
   Transfers between subaccounts (including
      fixed account), net                             (65,793)         (36)     (1,869,275)   324,221  (1,142,006)       (47,325)
                                                ------------------------------------------------------------------------------------
         Increase (decrease) in net
            assets from capital
            transactions                               16,797      150,145        (725,945) 1,928,013    (838,592)       856,512
                                                ------------------------------------------------------------------------------------
Increase (decrease) in net assets                     (30,982)     147,056      (1,847,159) 1,839,909    (858,215)       858,215
Net assets at beginning of year                       147,056           --       1,971,319    131,410     858,215             --
                                                ------------------------------------------------------------------------------------
Net assets at end of year                           $ 116,074      147,056         124,160  1,971,319          --        858,215
                                                ====================================================================================
Changes in units (note 5):
   Units purchased                                     63,458       18,456         820,814    256,638     469,230        284,786
   Units redeemed                                     (62,861)      (3,295)       (998,467)   (71,710)   (556,449)      (197,567)
                                                ------------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008 and 2007            597       15,161        (177,653)   184,928     (87,219)        87,219
                                                ====================================================================================

                 See accompanying notes to financial statements

                          Notes to Financial Statements

                                December 31, 2008

(1) DESCRIPTION OF ENTITY

     Genworth Life & Annuity VA Separate Account 2 ("Separate Account") is a separate investment account established on June 5, 2002 by Genworth Life and Annuity Insurance Company ("GLAIC"), pursuant to the laws of the Commonwealth of Virginia. The Separate Account has subaccounts that currently invest in open-ended mutual funds ("Portfolios"). Such Portfolios are not sold directly to the general public. They are sold to GLAIC, and the Portfolios may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of GLAIC. In addition, the Portfolios may be sold to retirement plans. GLAIC uses the Separate Account to support flexible premium variable deferred and immediate annuity contracts issued by GLAIC, as well as other purposes permitted by law.

     Currently, there are multiple subaccounts of the Separate Account available under each contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the
Fund).

     The assets of the Separate Account belong to GLAIC. Nonetheless, GLAIC does not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business that GLAIC may conduct. The assets of the Separate Account will, however, be available to cover the liabilities for GLAIC's General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business GLAIC may conduct. Guarantees made under the contracts, including any rider options, are based on the claims paying ability of GLAIC to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

     The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

     Effective September 8, 2008, the following Portfolios were added to the Separate Account:

     Genworth Variable Insurance Trust -- Genworth Calamos Growth Fund

     Genworth Variable Insurance Trust -- Genworth Columbia Mid Cap Value Fund

     Genworth Variable Insurance Trust -- Genworth Davis NY Venture Fund

     Genworth Variable Insurance Trust -- Genworth Eaton Vance Large Cap Value Fund

     Genworth Variable Insurance Trust -- Genworth Legg Mason Partners Aggressive Growth Fund,

     Genworth Variable Insurance Trust -- Genworth PIMCO StockPLUS Fund

     Genworth Variable Insurance Trust -- Genworth Putnam International Capital Opportunities Fund

     Genworth Variable Insurance Trust -- Genworth Thornburg International Value Fund

     Genworth Variable Insurance Trust -- Genworth Western Asset Management Core Plus Fixed Income Fund

     The following Portfolios were not available as investment options for contracts issued on or after September 8, 2008:

     AIM Variable Insurance Funds -- AIM V.I. Basic Value Fund -- Series II shares

     BlackRock Variable Series Funds, Inc. -- BlackRock Large Cap Growth V.I. Fund -- Class III

     GE Investments Funds, Inc. -- Income Fund -- Class 1 Shares

     GE Investments Funds, Inc. -- Mid-Cap Equity Fund -- Class 1 Shares

     GE Investments Funds, Inc. -- Premier Growth Equity Fund -- Class 1 Shares

     GE Investments Funds, Inc. -- S&P 500(R) Index Fund

     Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Aggressive Growth Portfolio -- Class II

     Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Fundamental Value Portfolio -- Class I

     MFS(R) Variable Insurance Trust -- MFS(R) Investors Trust Series -- Service Class Shares

     Oppenheimer Variable Account Funds -- Oppenheimer MidCap Fund/VA -- Service Shares

     Rydex Variable Trust -- NASDAQ -- 100(R) Fund

     XTF Advisors Trust -- ETF 60 Portfolio -- Class II Shares was added to the Separate Account effective May 1, 2007. On March 18, 2008, the Board of Trustees for the XTF Advisors Trust voted to liquidate the ETF 60 Portfolio -- Class II Shares due to its relatively small asset size and insufficient evidence of future asset growth opportunities. Final liquidation of the XTF Advisors Trust -- ETF 60 Portfolio -- Class II Shares occurred on June 20, 2008.

     Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Capital and Income Portfolio -- Class II and Van Kampen Life Investment Trust -- Capital Growth Portfolio -- Class II Shares (formerly, Strategic Growth Portfolio Class II Shares) are not available to contracts issued on or after May 1, 2007.

     Fidelity(R) Variable Insurance Products Fund -- VIP Investment Grade Bond Portfolio -- Service Class 2 and, The Universal Institutional Funds, Inc. -- Equity and Income Portfolio -- Class II Shares were added to the Separate Account effective May 1, 2007.

     AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B and Franklin Templeton Variable Insurance Products Trust -- Franklin Templeton VIP Founding Funds Allocation Fund -- Class 2 Shares were added to the Separate Account effective August 27, 2007.

     On April 28, 2007, the Legg Mason Partners Variable Portfolios I, Inc. -- Legg Mason Partners Variable All Cap Portfolio -- Class II shares merged into the Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Fundamental Value Portfolio -- Class I shares and the values presented in the Statement of Changes in Net Assets for the year ended December 31, 2007 are reflective of the combined values from both funds. The Legg Mason Partners Variable Portfolios I, Inc. -- Legg Mason Legg Mason Partners Variable Total Return Portfolio -- Class II shares merged into the Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Capital and Income Portfolio -- Class II shares and the values presented in the Statement of Changes in Net Assets for the year ended December 31, 2007 are reflective of the combined values from both funds. The Legg Mason Partners Variable Portfolios II, Inc. -- Legg Mason Partners Variable Aggressive Growth Portfolio -- Class II shares merged into the Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Aggressive Growth Portfolio -- Class II shares and the values presented in the Statement of Changes in Net Assets for the year ended December 31, 2007 are reflective of the combined values from both funds.

     As of December 31, 2008, the following Portfolios were available but not shown on the financial statements due to not having had any activity since inception:

     AIM Variable Insurance Funds -- AIM V.I. Capital Appreciation Fund -- Series I shares

     Evergreen Variable Annuity Trust -- Evergreen VA Omega Fund -- Class 2

     Fidelity(R) Variable Insurance Products Fund -- VIP Dynamic Capital Appreciation Portfolio -- Service Class 2

     GE Investments Funds, Inc. -- Premier Growth Equity Fund -- Class 1 Shares

     Genworth Variable Insurance Trust -- Genworth Calamos Growth Fund

     MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series -- Service Class Shares

     Oppenheimer Variable Account Funds -- Oppenheimer MidCap Fund/VA -- Service Shares

     Van Kampen Life Investment Trust -- Capital Growth Portfolio -- Class II Shares (formerly Strategic Growth Portfolio Class II Shares)

     All designated Portfolios listed above are series type mutual funds.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (A) BASIS OF PRESENTATION

     These financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

     (B) INVESTMENTS

     SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally, uses a market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

     VALUATION INPUTS: Various inputs are used to determine the value of the fund's investments. These inputs are summarized in the three broad levels listed below:

     -    LEVEL 1 - quoted prices in active markets for identical securities

     - LEVEL 2 - observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)

     -    LEVEL 3 - unobservable inputs

     The investments of the Separate Account are measured at fair value on a recurring basis. All the investments are categorized as Level 1 as of December 31, 2008.

     The Separate Account does not have any assets or liabilities reported at fair value on a non-recurring basis required to be disclosed under SFAS 157.

     Purchases and redemptions of investments are recorded on the Valuation Day (as defined in the definition section of the prospectus) the request for purchase or redemption is received while income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

     (C) UNIT CLASSES

     There are several unit classes of subaccounts based on the annuity contract through which the subaccounts are offered. An indefinite number of units in each unit class is authorized. Each unit type has its own expense structure as noted in footnote 4 (a) below.

     (D) FEDERAL INCOME TAXES

     The operations of the Separate Account are a part of, and taxed with, the operations of GLAIC. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. GLAIC is taxed as a life insurance company under the Code.

     (E) PAYMENTS DURING ANNUITIZATION

     Net assets allocated to the contracts in variable payout annuitization (variable income payments for the life of the annuitant) are computed in accordance to the mortality tables in effect at the time of contract issue. The assumed interest rate is an effective annual rate of 3%. The mortality risk is fully borne by GLAIC and may result in amounts transferred from GLAIC's General Account to the Separate Account should annuitants live longer than assumed. GLAIC may transfer amounts from the Separate Account to its General Account should the contracts experience higher mortality than assumed.

(3) PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year or lesser period ended December 31, 2008 were:

                                                                                     COST OF       PROCEEDS
                                                                                      SHARES         FROM
FUND/PORTFOLIO                                                                       ACQUIRED    SHARES SOLD
--------------                                                                     -----------   -----------
AIM Variable Insurance Funds
   AIM V.I. Basic Value Fund -- Series II shares                                   $    12,251   $     5,360
   AIM V.I. Core Equity Fund -- Series I shares                                        141,507         6,912
   AIM V.I. International Growth Fund -- Series II shares                            9,756,633     8,935,587
AllianceBernstein Variable Products Series Fund, Inc.
   AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B                   1,319,532       310,272
   AllianceBernstein Global Technology Portfolio -- Class B                             65,308        62,102
   AllianceBernstein Growth and Income Portfolio -- Class B                             14,071         2,018
   AllianceBernstein International Value Portfolio -- Class B                       23,715,655    21,187,143
   AllianceBernstein Large Cap Growth Portfolio -- Class B                              41,296         1,295
   AllianceBernstein Small Cap Growth Portfolio -- Class B                                 943            --
American Century Variable Portfolios II, Inc.
   VP Inflation Protection Fund -- Class II                                          5,605,157     1,599,136
BlackRock Variable Series Funds, Inc.
   BlackRock Basic Value V.I. Fund -- Class III                                         52,250        14,087
   BlackRock Global Allocation V.I. Fund -- Class III                               58,038,566    36,911,198
   BlackRock Large Cap Growth V.I. Fund -- Class III                                        53           307
   BlackRock Value Opportunities V.I. Fund -- Class III                                 38,048           220
Columbia Funds Variable Insurance Trust I
   Columbia Marsico Growth Fund, Variable Series -- Class A                            483,150       327,350
   Columbia Marsico International Opportunities Fund, Variable Series -- Class B    11,091,559     9,670,836
Eaton Vance Variable Trust
   VT Floating-Rate Income Fund                                                      6,965,318     6,691,596
   VT Worldwide Health Sciences Fund                                                    42,193        18,696
Federated Insurance Series
   Federated High Income Bond Fund II -- Service Shares                                260,631       259,972
   Federated Kaufmann Fund II -- Service Shares                                      1,291,695       302,627
Fidelity(R) Variable Insurance Products Fund
   VIP Balanced Portfolio -- Service Class 2                                         2,110,421     1,439,193
   VIP Contrafund(R) Portfolio -- Service Class 2                                    7,807,631     7,965,656
   VIP Equity-Income Portfolio -- Service Class 2                                    6,057,469     6,428,816
   VIP Growth & Income Portfolio -- Service Class 2                                      1,784         2,411
   VIP Growth Portfolio -- Service Class 2                                              54,710       180,219

                                                                                     COST OF       PROCEEDS
                                                                                      SHARES        FROM
FUND/PORTFOLIO                                                                       ACQUIRED    SHARES SOLD
--------------                                                                     -----------   -----------
   VIP Investment Grade Bond Portfolio -- Service Class 2                          $ 5,802,879   $ 7,027,126
   VIP Mid Cap Portfolio -- Service Class 2                                          3,061,302     3,144,861
   VIP Value Strategies Portfolio -- Service Class 2                                    10,759           682
Franklin Templeton Variable Insurance Products Trust
   Franklin Income Securities Fund -- Class 2 Shares                                30,814,144    21,451,108
   Franklin Templeton VIP Founding Funds Allocation Fund -- Class 2 Shares           8,690,134     4,681,878
   Mutual Shares Securities Fund -- Class 2 Shares                                   3,531,708       969,974
   Templeton Growth Securities Fund -- Class 2 Shares                                  115,214        63,270
GE Investments Funds, Inc.
   Core Value Equity Fund -- Class 1 Shares                                              5,346           202
   Income Fund -- Class 1 Shares                                                       110,283        69,489
   Mid-Cap Equity Fund -- Class 1 Shares                                             2,923,777     3,140,465
   Money Market Fund                                                                17,870,124    13,430,774
   Real Estate Securities Fund -- Class 1 Shares                                       929,616       262,722
   S&P 500(R) Index Fund                                                             4,420,004     4,843,760
   Small-Cap Equity Fund -- Class 1 Shares                                               7,526         4,218
   Total Return Fund -- Class 3 Shares                                              69,596,471    48,689,882
   U.S. Equity Fund -- Class 1 Shares                                                    2,565         2,358
Genworth Variable Insurance Trust
   Genworth Columbia Mid Cap Value Fund                                              1,321,051       286,276
   Genworth Davis NY Venture Fund                                                        8,105             7
   Genworth Eaton Vance Large Cap Value Fund                                         3,298,499       785,133
   Genworth Legg Mason Partners Aggressive Growth Fund                               3,928,116       990,874
   Genworth PIMCO StockPLUS Fund                                                     5,663,650     1,242,960
   Genworth Putnam International Capital Opportunities Fund                          1,396,626       346,286
   Genworth Thornburg International Value Fund                                       1,250,625       327,980
   Genworth Western Asset Management Core Plus Fixed Income Fund                     3,336,012       932,203
Janus Aspen Series
   Balanced Portfolio -- Service Shares                                              6,507,439     5,738,430
   Forty Portfolio -- Service Shares                                                10,334,414     7,696,589
Legg Mason Partners Variable Equity Trust
   Legg Mason Partners Variable Aggressive Growth Portfolio -- Class II                  9,075           775
   Legg Mason Partners Variable Capital and Income Portfolio -- Class II               165,976       176,014
   Legg Mason Partners Variable Fundamental Value Portfolio -- Class I                     708           840
MFS(R) Variable Insurance Trust
   MFS(R) Investors Trust Series -- Service Class Shares                                   453           345
   MFS(R) Total Return Series -- Service Class Shares                                1,704,485       921,003
   MFS(R) Utilities Series -- Service Class Shares                                     468,742       586,257
Oppenheimer Variable Account Funds
   Oppenheimer Balanced Fund/VA -- Service Shares                                      800,971       574,559
   Oppenheimer Capital Appreciation Fund/VA -- Service Shares                          482,462       354,439
   Oppenheimer Global Securities Fund/VA -- Service Shares                           2,136,791       508,817
   Oppenheimer Main Street Fund/VA -- Service Shares                                 4,923,142     1,218,357
   Oppenheimer Main Street Small Cap Fund/VA -- Service Shares                       4,940,474     4,663,722
PIMCO Variable Insurance Trust
   PIMCO All Asset Portfolio -- Advisor Class Shares                                   408,500       208,142
   PIMCO High Yield Portfolio -- Administrative Class Shares                         1,451,522       331,641

                                                                                COST OF       PROCEEDS
                                                                                 SHARES        FROM
FUND/PORTFOLIO                                                                  ACQUIRED    SHARES SOLD
                                                                              -----------   -----------
   PIMCO Long-Term U.S. Government Portfolio -- Administrative Class Shares   $ 6,722,421   $ 7,278,270
   PIMCO Low Duration Portfolio -- Administrative Class Shares                 40,406,134    39,575,816
   PIMCO Total Return Portfolio -- Administrative Class Shares                  9,773,153     7,285,202
The Prudential Series Fund
   Jennison 20/20 Focus Portfolio -- Class II Shares                            6,262,995     6,585,401
   Jennison Portfolio -- Class II Shares                                                2            34
   Natural Resources Portfolio -- Class II Shares                               2,949,630     2,219,018
The Universal Institutional Funds, Inc.
   Equity and Income Portfolio -- Class II Shares                                 567,481       547,033
Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares                                        7,576,932     8,136,605
XTF Advisors Trust
   ETF 60 Portfolio -- Class II Shares                                          4,366,338     5,201,948

(4) RELATED PARTY TRANSACTIONS

     (A) GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

     Net purchase payments (premiums) transferred from GLAIC represent gross purchase payments (premiums) recorded by GLAIC on its flexible premium variable annuity contracts, less deductions retained as compensation for premium taxes. The deduction for premium taxes is deferred until the contracts are surrendered.

     Some contracts permit contract owners to elect to allocate premium payments to a Guarantee Account that is part of the General Account of GLAIC. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after which a new rate may be declared. Contract owners may transfer amounts from the Guarantee Account to the subaccounts of the Separate Account and in certain instances transfer amounts from the subaccounts of the Separate Account to the Guarantee Account.

     Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that GLAIC assumes as well as any additional benefits provided under the contract, as applicable. The surrender charges are assessed to cover certain expenses relating to the sale of a contract. The fees charged to cover administrative expenses and mortality and expense risk charges are assessed through the daily unit value calculation. Other charges assessed to cover certain other administrative expenses are assessed by the redemption of units. The fees are assessed on a daily basis through the daily net asset value. Footnote (6) demonstrates the total charge percentage by unit in a range. The unit class may encompass multiple contracts through a combination of one or more electable rider options equal to the total amount assessed on a daily basis. The table at
(e) discloses the range of charges assessed under the contracts.

     (B) ACCRUED EXPENSES PAYABLE TO AFFILIATE

     Charges and deductions made under the contracts for services and benefits unpaid at year end are accrued and payable to GLAIC.

     (C) CAPITAL BROKERAGE CORPORATION

     Capital Brokerage Corporation ("CBC"), an affiliate of GLAIC, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulation Authority ("FINRA"). CBC serves as the distributor and principal underwriter for variable annuity contracts and variable life insurance policies issued by GLAIC. GLAIC pays commissions and other marketing related expenses to CBC. Certain officers and directors of GLAIC are also officers and directors of CBC.

     (D) GENWORTH VARIABLE INSURANCE TRUST

     Genworth Variable Insurance Trust (the Fund) is an open-end diversified management investment company. Genworth Financial Wealth Management (Investment Advisor), a wholly-owned subsidiary of Genworth Financial, Inc., currently serves as investment advisor to the Fund. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of 1.0% for the Genworth Calamos Growth Fund, 0.85% for the Genworth Columbia Mid Cap Value Fund, 0.75% Genworth Davis NY Venture Fund, 0.75% Genworth Eaton Vance Large Cap Value Fund, 0.70% Genworth Legg Mason Partners Aggressive Growth Fund, 0.60% Genworth PIMCO StocksPLUS Fund, 0.95% Genworth Putnam International Capital Opportunities Fund, 0.90% Genworth Thornburg International Value Fund, and 0.65% Genworth Western Asset Management Core Plus Fixed Income Fund.

     (E) FEES AND CHARGES

     The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE                             1.00% - 1.40% of the daily value of the assets
                                                              invested in each Portfolio (fund).

This charge is assessed through a reduction in unit values.

ADMINISTRATIVE CHARGE                                         0.00% - 0.25% of the daily value of the assets
                                                              invested in each fund.

This charge is assessed through a reduction in unit values.

ANNUAL ADMINISTRATIVE CHARGE                                  $0 - $25 per contract year.

This charge is assessed through the redemption in units.

SURRENDER CHARGE                                              0.00% - 9.00% on the value of the accumulation
                                                              units purchased.

This charge is assessed through the redemption in units.

(5) CAPITAL TRANSACTIONS

     All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

     The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2008 and 2007 are reflected in the Statements of Changes in Net Assets.

(6) FINANCIAL HIGHLIGHTS

     GLAIC offers several variable annuity products through the subaccounts that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit values and total returns. A summary by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios and total return ratios for the years or lesser periods ended December 31, 2008, 2007 and 2006 follows. This information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Financial highlights are only disclosed for subaccounts that had outstanding units as of December 31, 2008 and were available to contract owners during 2008.

                               EXPENSES AS A                                               INVESTMENT
                                % OF AVERAGE                                  NET ASSETS     INCOME            TOTAL
                               NET ASSETS(1)      UNITS        UNIT VALUE        000s       RATIO(2)          RETURN(3)
                               -------------   -----------   --------------   ----------   ----------   --------------------
AIM Variable Insurance Funds
   AIM V.I. Basic Value Fund -- Series II shares
      2008                     1.15% to 1.15%        2,027     5.40 to 5.40         11        2.36%     (52.46)% to (52.46)%
      2007                     1.15% to 1.15%        1,754   11.36 to 11.36         20        0.53%        0.19% to 0.19%
   AIM V.I. Core Equity Fund -- Series I shares
      2008                     1.35% to 1.65%       12,909     6.68 to 8.23        102        2.67%     (31.09)% to (31.30)%
   AIM V.I. International Growth Fund -- Series II shares
      2008                     1.15% to 2.70%      261,535     8.18 to 5.98      1,801        0.47%     (41.22)% to (42.14)%
      2007                     1.15% to 2.70%      231,612   13.91 to 10.33      2,863        0.55%       13.09% to 4.91%
      2006                     1.15% to 2.10%       44,786   12.30 to 12.24        550        1.25%       15.64% to 15.17%
AllianceBernstein Variable Products Series Fund, Inc.
   AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B
      2008                     1.15% to 2.40%      185,483     7.04 to 6.82      1,277        3.02%     (31.01)% to (31.88)%
      2007                     1.15% to 2.40%       83,090   10.20 to 10.01        843        0.00%        6.19% to 0.44%
   AllianceBernstein Global Technology Portfolio -- Class B
      2008                     1.85% to 1.85%          605     6.93 to 6.93          4        0.00%     (48.44)% to (48.44)%
   AllianceBernstein Growth and Income Portfolio -- Class B
      2008                     1.15% to 1.15%        3,231     7.07 to 5.70         22        3.98%     (41.38)% to (41.38)%
      2007                     1.15% to 1.15%        2,323   12.07 to 12.07         28        0.69%        3.65% to 3.65%
   AllianceBernstein International Value Portfolio -- Class B
      2008                     1.15% to 2.70%      499,092     5.95 to 4.46      2,543        2.06%     (53.82)% to (54.55)%
      2007                     1.15% to 2.70%      556,499    12.88 to 9.82      6,325        1.44%       4.38% to (2.74)%
      2006                     1.15% to 2.10%       85,282   12.34 to 12.28      1,050        0.00%       16.08% to 15.61%
   AllianceBernstein Large Cap Growth Portfolio -- Class B
      2008                     1.15% to 1.15%       16,201     7.26 to 7.26        118        0.00%     (40.52)% to (40.52)%
      2007                     1.15% to 1.15%       10,348   12.21 to 12.21        126        0.00%       12.30% to 12.30%
   AllianceBernstein Small Cap Growth Portfolio -- Class B
      2008                     1.35% to 1.35%          145     6.56 to 6.56          1        0.00%     (46.36)% to (46.36)%
American Century Variable Portfolios II, Inc.
   VP Inflation Protection Fund -- Class II
      2008                     1.15% to 2.70%      405,695    10.75 to 9.43      4,114        0.28%      (2.74)% to (8.42)%
BlackRock Variable Series Funds, Inc.
   BlackRock Basic Value V.I. Fund -- Class III
      2008                     1.15% to 1.65%       18,398     7.34 to 7.25        135        2.12%     (37.64)% to (37.95)%
      2007                     1.15% to 1.15%       15,320   11.77 to 11.77        180        1.86%        0.36% to 0.36%
      2006                     1.15% to 2.10%       16,708   11.73 to 11.67        196        3.37%       13.47% to 13.01%
   BlackRock Global Allocation V.I. Fund -- Class III
      2008                     1.15% to 2.70%    3,668,704    10.21 to 8.53     33,457        2.68%     (20.60)% to (21.84)%
      2007                     1.15% to 2.70%    1,926,921   12.86 to 10.91     21,745        7.83%       15.44% to 13.92%
      2006                     1.15% to 2.10%      105,358   11.14 to 11.08      1,169        5.02%        7.95% to 7.51%
   BlackRock Large Cap Growth V.I. Fund -- Class III
      2008                     1.35% to 1.35%        2,441     6.76 to 6.76         16        0.24%     (41.69)% to (41.69)%
      2007                     1.35% to 1.35%        2,441   11.59 to 11.59         28        0.06%        6.60% to 6.60%
   BlackRock Value Opportunities V.I. Fund -- Class III
      2008                     1.15% to 1.85%        5,696     6.30 to 6.19         36       25.68%     (40.90)% to (41.32)%

                               EXPENSES AS A                                           INVESTMENT
                                % OF AVERAGE                              NET ASSETS     INCOME            TOTAL
                               NET ASSETS(1)    UNITS      UNIT VALUE        000s       RATIO(2)          RETURN(3)
                               -------------   -------   --------------   ----------   ----------   --------------------
Columbia Funds Variable Insurance Trust I
   Columbia Marsico Growth Fund, Variable Series -- Class A
      2008                     1.15% to 1.65%   28,727     7.56 to 7.47       213         0.23%     (40.15)% to (40.45)%
      2007                     1.15% to 1.15%   12,727   12.63 to 12.63       161         0.09%       16.12% to 16.12%
      2006                     1.15% to 2.10%    3,264   10.88 to 10.83        36         0.00%       10.07% to 9.62%
   Columbia Marsico International Opportunities Fund, Variable Series -- Class B
      2008                     1.15% to 2.70%  222,551     7.23 to 5.65     1,377        11.35%     (49.08)% to (49.88)%
      2007                     1.15% to 2.70%  227,193   14.20 to 11.28     2,941         1.32%       18.23% to 19.62%
      2006                     1.15% to 2.10%   38,370   12.01 to 11.95       459         1.12%       15.25% to 14.78%
Eaton Vance Variable Trust
   VT Floating-Rate Income Fund
      2008                     1.15% to 2.70%  162,522     7.43 to 6.92     1,175         5.59%     (27.98)% to (29.10)%
      2007                     1.15% to 2.70%  155,247    10.31 to 9.76     1,560         3.18%       0.39% to (3.61)%
      2006                     1.15% to 2.10%    1,054   10.27 to 10.21        11         0.46%        2.25% to 1.83%
   VT Worldwide Health Sciences Fund
      2008                     1.15% to 1.15%    5,756   10.38 to 10.38        60         0.00%      (8.16)% to (8.16)%
      2007                     1.15% to 1.15%    3,782   11.31 to 11.31        43         0.00%        4.94% to 4.94%
Federated Insurance Series
   Federated Kaufmann Fund II -- Service Shares
      2008                     1.15% to 2.70%  150,570     7.79 to 6.21     1,012         0.06%     (42.58)% to (50.87)%
      2007                     1.15% to 1.15%    1,044   13.56 to 13.56        14         0.00%       19.23% to 19.23%
Fidelity(R) Variable Insurance Products Fund
   VIP Balanced Portfolio -- Service Class 2
      2008                     1.15% to 2.40%  243,250     7.67 to 6.46     1,724         2.89%     (34.91)% to (35.73)%
      2007                     1.15% to 2.40%  172,942   11.79 to 10.06     1,938         3.53%        7.46% to 0.86%
      2006                     1.15% to 2.10%   22,871   10.97 to 10.91       250         0.00%        7.81% to 7.37%
   VIP Contrafund(R) Portfolio -- Service Class 2
      2008                     1.15% to 2.40%  118,591     7.21 to 6.14       785         0.41%     (43.35)% to (44.07)%
      2007                     1.15% to 2.70%  253,195   12.73 to 10.96     2,994         8.89%       15.94% to 14.58%
      2006                     1.15% to 2.10%   24,607   10.98 to 10.92       269         0.85%        8.30% to 7.86%
   VIP Equity-Income Portfolio -- Service Class 2
      2008                     1.15% to 2.40%   17,050     6.56 to 5.24       106         0.25%     (43.47)% to (44.19)%
      2007                     1.15% to 2.70%  160,473    11.60 to 9.37     1,695         3.44%       0.09% to (9.28)%
   VIP Growth Portfolio -- Service Class 2
      2008                     1.15% to 1.65%    7,726     7.03 to 6.94        54         0.53%     (47.92)% to (48.18)%
      2007                     1.15% to 1.15%   17,989   13.50 to 13.50       243         0.10%       25.20% to 25.20%
   VIP Investment Grade Bond Portfolio -- Service Class 2
      2008                     1.15% to 2.40%   14,110     9.67 to 9.47       136         3.89%      (4.57)% to (5.78)%
      2007                     1.15% to 2.70%  155,966   10.13 to 10.03     1,572         0.06%        1.94% to 0.40%
   VIP Mid Cap Portfolio -- Service Class 2
      2008                     1.15% to 2.40%   16,980     7.44 to 6.22       124         4.27%     (40.30)% to (41.06)%
      2007                     1.15% to 2.70%   82,134   12.46 to 10.54       961         0.44%       14.00% to 8.08%
      2006                     1.15% to 2.10%    3,034   10.93 to 10.87        33         0.00%        6.98% to 6.54%
   VIP Value Strategies Portfolio -- Service Class 2
      2008                     1.15% to 1.15%    5,251     5.71 to 5.71        30        15.93%     (51.85)% to (51.85)%
      2007                     1.15% to 1.15%    5,262   11.85 to 11.85        62         0.15%        4.22% to 4.22%

                                EXPENSES AS A                                            INVESTMENT
                                % OF AVERAGE                                NET ASSETS     INCOME            TOTAL
                                NET ASSETS(1)    UNITS       UNIT VALUE        000S       RATIO(2)          RETURN(3)
                               --------------  ---------   --------------   ----------   ----------   --------------------
Franklin Templeton Variable Insurance Products Trust
   Franklin Income Securities Fund -- Class 2 Shares
      2008                     1.15% to 2.70%  2,570,195     8.02 to 6.58     18,771         6.17%    (30.47)% to (31.56)%
      2007                     1.15% to 2.70%  1,710,616    11.54 to 9.62     18,227         2.79%       2.56% to (5.65)%
      2006                     1.15% to 2.10%    237,842   11.25 to 11.19      2,667         0.00%       7.97% to 7.53%
   Franklin Templeton VIP Founding Funds Allocation Fund -- Class 2 Shares
      2008                     1.15% to 2.70%  1,053,604     6.29 to 6.14      6,534         2.50%    (36.61)% to (37.60)%
      2007                     1.15% to 2.70%    664,845     9.93 to 9.84      6,559         0.00%     (2.17)% to (4.89)%
   Mutual Shares Securities Fund -- Class 2 Shares
      2008                     1.15% to 2.70%    480,494     7.24 to 5.85      3,135         1.59%    (37.83)% to (38.81)%
      2007                     1.15% to 2.00%     94,280   11.65 to 11.49      1,016         1.96%       2.28% to 1.40%
      2006                     1.15% to 2.10%     30,331   11.39 to 11.33        345         0.00%      10.71% to 10.26%
   Templeton Growth Securities Fund -- Class 2 Shares
      2008                     1.15% to 1.65%     33,888     6.73 to 5.47        222         2.05%    (42.99)% to (43.28)%
      2007                     1.15% to 1.65%     30,165    11.80 to 9.64        349         1.82%       1.16% to (5.27)%
      2006                     1.15% to 2.10%      8,062   11.67 to 11.61         94         0.00%      12.43% to 11.97%
GE Investments Funds, Inc.
   Core Value Equity Fund -- Class 1 Shares
      2008                     1.65% to 1.65%        466     8.17 to 8.17          4         1.60%    (34.05)% to (34.05)%
   Income Fund -- Class 1 Shares
      2008                     1.15% to 2.00%     15,411    10.14 to 9.92        155         5.50%     (6.21)% to (7.01)%
      2007                     1.15% to 2.00%     12,271   10.81 to 10.67        132         1.66%       3.62% to 2.72%
      2006                     1.15% to 2.10%     59,519   10.44 to 10.38        619         6.17%       3.17% to 2.75%
   Mid-Cap Equity Fund -- Class 1 Shares
      2008                     1.15% to 2.40%     12,050     7.40 to 6.20         78         0.06%    (38.54)% to (39.31)%
      2007                     1.15% to 2.70%     72,665   12.04 to 10.20        808         3.73%      11.28% to 2.97%
   Money Market Fund
      2008                     1.15% to 2.10%    706,740   10.69 to 10.43      7,301         1.53%       1.06% to 0.10%
      2007                     1.15% to 2.00%    283,262   10.58 to 10.44      2,909         2.13%       3.71% to 2.81%
      2006                     1.15% to 2.10%     47,346   10.20 to 10.15        482         1.78%       1.58% to 1.16%
   Real Estate Securities Fund -- Class 1 Shares
      2008                     1.15% to 2.70%    124,706     6.53 to 5.61        758        10.13%    (36.77)% to (57.80)%
      2007                     1.15% to 1.35%     15,847   10.33 to 10.29        164         9.60%    (15.84)% to (16.02)%
      2006                     1.15% to 2.10%     15,003   12.27 to 12.21        184         3.41%      14.08% to 13.62%
   S&P 500(R) Index Fund
      2008                     1.15% to 2.40%     77,779     7.30 to 6.00        480         0.97%    (38.13)% to (38.91)%
      2007                     1.15% to 2.70%    185,641    11.80 to 9.81      1,950         2.76%       3.96% to (2.86)%
   Small-Cap Equity Fund -- Class 1 Shares
      2008                     1.15% to 1.35%     12,509     6.99 to 5.92         86         0.51%    (38.31)% to (38.44)%
      2007                     1.15% to 1.35%     11,851   11.33 to 11.30        134         4.02%       1.21% to 1.00%
      2006                     1.15% to 2.10%      1,696   11.20 to 11.14         19         0.76%      11.94% to 11.49%
   Total Return Fund -- Class 3 Shares
      2008                     1.15% to 2.70%  6,249,810     8.65 to 7.16     47,859         2.24%    (30.18)% to (31.28)%
      2007                     1.15% to 2.70%  4,257,022   12.39 to 10.41     46,966         4.26%      10.27% to 6.20%
      2006                     1.15% to 2.10%    284,399   11.23 to 11.18      3,184         4.24%       9.28% to 8.84%

                                EXPENSES AS A                                            INVESTMENT
                                % OF AVERAGE                                NET ASSETS     INCOME            TOTAL
                                NET ASSETS(1)    UNITS       UNIT VALUE        000S       RATIO(2)          RETURN(3)
                               --------------  ---------   --------------   ----------   ----------   --------------------
   U.S. Equity Fund -- Class 1 Shares
      2008                     1.15% to 1.15%      2,463     7.66 to 7.66         19         1.70%    (36.79)% to (36.79)%
      2007                     1.15% to 1.15%      2,566   12.11 to 12.11         31         1.51%       6.76% to 6.76%
Genworth Variable Insurance Trust
   Genworth Columbia Mid Cap Value Fund
      2008                      1.15% to 2.70%   153,373     6.58 to 6.55      1,008         0.72%    (73.59)% to (74.00)%
   Genworth Davis NY Venture Fund
      2008                     1.15% to 1.35%      1,200     7.03 to 7.02          8         0.27%    (67.47)% to (67.53)%
   Genworth Eaton Vance Large Cap Value Fund
      2008                     1.15% to 2.70%    341,414     7.60 to 7.56      2,591         0.60%    (58.22)% to (58.88)%
   Genworth Legg Mason Partners Aggressive Growth Fund
      2008                     1.15% to 2.70%    418,338     7.48 to 7.44      3,122         0.07%    (60.39)% to (61.01)%
   Genworth PIMCO StockPLUS Fund
      2008                     1.15% to 2.70%    577,867     7.25 to 7.21      4,180         4.66%    (64.12)% to (64.68)%
   Genworth Putnam International Capital Opportunities Fund
      2008                     1.15% to 2.70%    163,371     6.88 to 6.85      1,123         0.00%    (69.53)% to (70.00)%
   Genworth Thornburg International Value Fund
      2008                     1.15% to 2.70%    128,168     7.66 to 7.62        979         0.46%    (57.28)% to (57.94)%
   Genworth Western Asset Management Core Plus Fixed Income Fund
      2008                     1.15% to 2.70%    240,201   10.59 to 10.54      2,540         0.90%      20.16% to 18.30%
Janus Aspen Series
   Balanced Portfolio -- Service Shares
      2008                     1.15% to 2.50%    291,132     9.96 to 8.43      2,641         2.43%    (17.03)% to (18.16)%
      2007                     1.15% to 2.50%    239,626   12.00 to 10.30      2,666         1.91%       9.01% to 4.56%
      2006                     1.15% to 2.10%     18,937   11.01 to 10.96        208         1.75%       8.37% to 7.93%
   Forty Portfolio -- Service Shares
      2008                     1.15% to 2.70%    459,390     8.51 to 6.80      3,255         0.01%    (44.95)% to (45.82)%
      2007                     1.15% to 2.70%    152,283   15.46 to 12.54      2,146         0.21%      35.02% to 40.16%
      2006                     1.15% to 2.10%     26,987   11.45 to 11.39        308         0.10%      11.39% to 10.94%
Legg Mason Partners Variable Equity Trust
   Legg Mason Partners Variable Aggressive Growth Portfolio -- Class II
      2008                     1.15% to 1.65%      4,751     6.39 to 6.31         30         0.00%    (41.26)% to (41.56)%
      2007                     1.15% to 1.15%      3,824   10.88 to 10.88         42         0.00%     (0.80)% to (0.80)%
   Legg Mason Partners Variable Capital and Income Portfolio -- Class II
      2008                     1.80% to 1.80%      1,509     6.37 to 6.37         10         2.59%    (36.13)% to (36.13)%
      2007                     1.75% to 1.80%      2,768     9.98 to 9.98         28         5.07%     (0.28)% to (0.33)%
      2006                     1.15% to 2.10%      1,193   11.08 to 11.03         13         1.85%       8.77% to 8.33%
   Legg Mason Partners Variable Fundamental Value Portfolio -- Class I
      2008                     1.15% to 1.15%      4,739     5.97 to 5.97         28         1.75%    (37.31)% to (37.31)%
      2007                     1.15% to 1.15%      4,800     9.52 to 9.52         46         6.75%     (6.93)% to (6.93)%
MFS(R) Variable Insurance Trust
   MFS(R) Investors Trust Series -- Service Class Shares
      2008                     1.15% to 1.15%        545     8.12 to 8.12          4         0.84%    (34.02)% to (34.02)%
      2007                     1.15% to 1.15%        570   12.31 to 12.31          7         0.00%       8.76% to 8.76%

                                EXPENSES AS A                                            INVESTMENT
                                % OF AVERAGE                                NET ASSETS     INCOME            TOTAL
                                NET ASSETS(1)    UNITS       UNIT VALUE        000S       RATIO(2)          RETURN(3)
                               --------------  ---------   --------------   ----------   ----------   --------------------
   MFS(R) Total Return Series -- Service Class Shares
      2008                     1.15% to 2.40%    186,102     8.73 to 7.39      1,478         3.21%    (23.22)% to (24.19)%
      2007                     1.15% to 2.40%    107,113    11.37 to 9.74      1,130         1.65%       2.73% to (3.80)%
      2006                     1.15% to 2.10%     26,703   11.06 to 11.01        295         0.00%       7.93% to 7.49%
   MFS(R) Utilities Series -- Service Class Shares
      2008                     1.15% to 1.65%     12,869     9.60 to 9.47        122         9.17%    (38.53)% to (38.84)%
      2007                     1.15% to 1.65%     25,211   15.61 to 15.49        394         3.71%      26.08% to 25.44%
      2006                     1.15% to 2.10%     15,439   12.38 to 12.32        191         0.00%      16.13% to 15.65%
Oppenheimer Variable Account Funds
   Oppenheimer Balanced Fund/VA -- Service Shares
      2008                     1.15% to 2.40%     71,415     6.35 to 5.34        406         2.98%    (44.27)% to (44.97)%
      2007                     1.15% to 2.40%     44,431    11.40 to 9.70        466         1.98%       2.29% to (4.41)%
      2006                     1.15% to 2.10%     18,010   11.14 to 11.09        200         0.00%      10.38% to 9.93%
   Oppenheimer Capital Appreciation Fund/VA -- Service Shares
      2008                     1.15% to 1.85%     17,845     6.61 to 5.53        111         0.00%    (46.29)% to (58.69)%
      2007                     1.15% to 1.15%      3,870   12.31 to 12.31         48         0.00%      12.54% to 12.54%
      2006                     1.15% to 2.10%        737   10.94 to 10.88          8         0.00%      10.66% to 10.21%
   Oppenheimer Global Securities Fund/VA -- Service Shares
      2008                     1.15% to 2.70%    261,433     7.16 to 6.12      1,692         0.08%    (41.02)% to (52.00)%
      2007                     1.15% to 1.15%      3,563   12.15 to 12.15         43         0.00%       4.85% to 4.85%
   Oppenheimer Main Street Fund/VA -- Service Shares
      2008                     1.15% to 2.70%    601,114     7.07 to 6.33      3,920         0.24%    (39.33)% to (49.44)%
      2007                     1.15% to 2.00%     20,296   11.66 to 11.50        236         0.92%       2.95% to 2.06%
      2006                     1.15% to 2.10%     49,478   11.32 to 11.26        559         0.00%       9.98% to 9.54%
   Oppenheimer Main Street Small Cap Fund/VA -- Service Shares
      2008                     1.15% to 2.70%    117,311     6.59 to 5.42        710         0.81%    (38.72)% to (39.68)%
      2007                     1.15% to 2.70%    123,702    10.75 to 8.99      1,232         0.01%     (2.54)% to (14.66)%
      2006                     1.15% to 2.10%        346   11.03 to 10.97          4         0.00%      10.84% to 10.39%
PIMCO Variable Insurance Trust
   PIMCO All Asset Portfolio -- Advisor Class Shares
      2008                     1.15% to 1.65%     12,685     9.43 to 9.31        116         2.58%    (16.88)% to (17.30)%
   PIMCO High Yield Portfolio -- Administrative Class Shares
      2008                     1.15% to 2.70%    145,961     8.32 to 7.38      1,149         3.18%    (24.39)% to (36.48)%
      2007                     1.15% to 2.00%      4,709   11.00 to 10.85         52         7.01%       2.31% to 1.42%
      2006                     1.15% to 2.10%     23,062   10.75 to 10.70        247         2.48%       6.04% to 5.61%
   PIMCO Long-Term U.S. Government Portfolio -- Administrative Class Shares
      2008                     1.15% to 2.70%     90,720   13.39 to 12.07      1,144         4.05%      15.94% to 14.13%
      2007                     1.15% to 2.70%    145,918   11.55 to 10.57      1,619         3.51%       8.55% to 8.66%
      2006                     1.15% to 2.10%     23,437   10.64 to 10.59        249         3.09%       3.99% to 3.57%
   PIMCO Low Duration Portfolio -- Administrative Class Shares
      2008                     1.15% to 2.70%    937,434   10.74 to 10.05      9,673         4.50%     (1.57)% to (3.11)%
      2007                     1.15% to 2.70%    929,777   10.91 to 10.38      9,877         2.20%       6.13% to 5.66%
   PIMCO Total Return Portfolio -- Administrative Class Shares
      2008                     1.15% to 2.70%    379,349   11.62 to 10.71      4,234         6.01%       3.59% to 1.97%
      2007                     1.15% to 2.70%    169,016   11.21 to 10.50      1,841         4.28%       7.55% to 7.48%
      2006                     1.15% to 2.10%    118,938   10.43 to 10.38      1,237         2.40%       2.63% to 2.21%

                                EXPENSES AS A                                            INVESTMENT
                                % OF AVERAGE                                NET ASSETS     INCOME            TOTAL
                                NET ASSETS(1)    UNITS       UNIT VALUE        000S       RATIO(2)          RETURN(3)
                               --------------  ---------   --------------   ----------   ----------   --------------------
The Prudential Series Fund
   Jennison 20/20 Focus Portfolio -- Class II Shares
      2008                     1.15% to 2.40%     30,759     7.42 to 6.06        224         7.10%    (40.10)% to (40.86)%
      2007                     1.15% to 2.70%    156,679   12.39 to 10.23      1,797        11.87%       8.88% to 3.44%
      2006                     1.15% to 2.10%     48,995   11.38 to 11.32        556         0.00%      12.54% to 12.08%
   Jennison Portfolio -- Class II Shares
      2008                     1.15% to 1.15%        275     7.46 to 7.46          2         0.07%    (38.28)% to (38.28)%
      2007                     1.15% to 1.15%        275   12.09 to 12.09          3         0.00%      10.27% to 10.27%
      2006                     1.15% to 2.10%        143   10.96 to 10.91          2         0.00%      11.30% to 10.85%
   Natural Resources Portfolio -- Class II Shares
      2008                     1.15% to 2.70%    105,504     7.59 to 5.87        670        11.42%    (53.73)% to (54.45)%
      2007                     1.15% to 2.70%     41,369   16.41 to 12.89        627        29.23%      46.00% to 46.00%
      2006                     1.15% to 2.10%        676   11.24 to 11.19          8         0.00%       5.64% to 5.21%
The Universal Institutional Funds, Inc.
   Equity and Income Portfolio -- Class II Shares
      2008                     1.15% to 2.40%     15,758     7.47 to 7.32        116         2.93%    (23.57)% to (24.54)%
      2007                     1.15% to 2.40%     15,161     9.78 to 9.69        147         0.52%     (3.30)% to (4.52)%
Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares
      2008                     1.15% to 2.40%     18,991     6.89 to 5.72        124         2.65%    (36.54)% to (37.35)%
      2007                     1.15% to 2.70%    196,644    10.86 to 9.11      1,971         0.35%     (3.47)% to (13.01)%
      2006                     1.15% to 2.10%     11,716   11.25 to 11.19        131         0.00%       9.49% to 9.05%

----------
(1) Expenses as a percentage of average net assets represent the annualized contract expenses of the Separate Account. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.

(2) The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.

(3) The total return represents a range of minimum and maximum annual total returns for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Financial Statements

                         Year ended December 31, 2008

    (With Report of Independent Registered Public Accounting Firm Thereon)

         Genworth Life and Annuity Insurance Company and Subsidiaries

                  Index to Consolidated Financial Statements

                                                                                                   Page
                                                                                                   ----
Report of KPMG LLP, Independent Registered Public Accounting Firm.................................  F-1
Consolidated Statements of Income for the years ended December 31, 2008, 2007 and 2006............  F-2
Consolidated Balance Sheets as of December 31, 2008 and 2007......................................  F-3
Consolidated Statements of Changes in Stockholder's Equity for the years ended December 31, 2008,
  2007 and 2006...................................................................................  F-4
Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006........  F-5
Notes to Consolidated Financial Statements........................................................  F-6

            Report of Independent Registered Public Accounting Firm

The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Richmond, Virginia
March 2, 2009

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Statements of Income
                             (Amounts in millions)

                                                                          Years ended December 31,
                                   -                                    ----------------------------
                                                                          2008      2007      2006
                                                                        --------  --------  --------
Revenues:
Premiums............................................................... $1,068.5  $1,063.2  $1,132.3
Net investment income..................................................    948.3   1,189.9   1,116.9
Net investment gains (losses)..........................................   (936.7)    (91.1)      3.1
Policy fees and other income...........................................    607.7     491.3     382.8
                                                                        --------  --------  --------
   Total revenues......................................................  1,687.8   2,653.3   2,635.1
                                                                        --------  --------  --------
Benefits and expenses:
Benefits and other changes in policy reserves..........................  1,138.8   1,105.4   1,101.9
Interest credited......................................................    450.7     541.3     496.7
Acquisition and operating expenses, net of deferrals...................    270.2     244.2     242.5
Amortization of deferred acquisition costs and intangibles.............    244.0     151.4     112.0
Interest expense.......................................................    168.1     205.1     134.0
                                                                        --------  --------  --------
   Total benefits and expenses.........................................  2,271.8   2,247.4   2,087.1
                                                                        --------  --------  --------
Income (loss) before income taxes and equity in net income (loss) of
  unconsolidated subsidiary............................................   (584.0)    405.9     548.0
Provision (benefit) for income taxes...................................   (212.3)    101.3     188.4
                                                                        --------  --------  --------
Net income (loss) before equity in net income (loss) of unconsolidated
  subsidiary...........................................................   (371.7)    304.6     359.6
Equity in net income (loss) of unconsolidated subsidiary...............    (37.6)     19.1        --
                                                                        --------  --------  --------
Net income (loss)...................................................... $ (409.3) $  323.7  $  359.6
                                                                        ========  ========  ========


          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                          Consolidated Balance Sheets
           (Amounts in millions, except share and per share amounts)

                                                                                         December 31,
                                                                                     --------------------
                                                                                        2008       2007
                                                                                     ---------  ---------
Assets
   Investments:
       Fixed maturity securities available-for-sale, at fair value.................. $10,771.7  $15,237.3
       Equity securities available-for-sale, at fair value..........................      90.0       64.0
       Commercial mortgage loans....................................................   2,704.1    2,968.1
       Policy loans.................................................................     505.8      466.8
       Other invested assets ($338.9 and $399.8 restricted).........................   2,991.8    1,437.5
                                                                                     ---------  ---------
              Total investments.....................................................  17,063.4   20,173.7
   Cash and cash equivalents........................................................   2,120.2      616.4
   Accrued investment income........................................................     158.7      167.4
   Deferred acquisition costs.......................................................   3,294.8    2,962.2
   Goodwill.........................................................................     450.9      450.9
   Intangible assets................................................................     641.5      502.3
   Reinsurance recoverable..........................................................   8,490.7    8,670.6
   Other assets.....................................................................     648.7      427.8
   Separate account assets..........................................................   8,501.9   12,005.8
                                                                                     ---------  ---------
              Total assets.......................................................... $41,370.8  $45,977.1
                                                                                     =========  =========
Liabilities and stockholder's equity
   Liabilities:
       Future policy benefits....................................................... $ 9,936.2  $ 9,809.4
       Policyholder account balances................................................  14,017.3   13,962.3
       Liability for policy and contract claims.....................................     280.9      263.1
       Unearned premiums............................................................      19.2       21.4
       Deferred income tax liability................................................     323.8    1,077.9
       Non-recourse funding obligations.............................................   3,555.0    3,555.0
       Other liabilities ($396.5 and $415.1 restricted).............................   1,519.5      995.8
       Separate account liabilities.................................................   8,501.9   12,005.8
                                                                                     ---------  ---------
              Total liabilities.....................................................  38,153.8   41,690.7
                                                                                     ---------  ---------
   Commitments and contingencies

   Stockholder's equity:
       Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares
         issued and outstanding)....................................................      25.6       25.6
       Additional paid-in capital...................................................   4,686.7    4,071.6
                                                                                     ---------  ---------
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses)..................................  (1,649.7)    (338.2)
          Derivatives qualifying as hedges..........................................      46.1        4.9
                                                                                     ---------  ---------
       Total accumulated other comprehensive income (loss)..........................  (1,603.6)    (333.3)
       Retained earnings............................................................     108.3      522.5
                                                                                     ---------  ---------
              Total stockholder's equity............................................   3,217.0    4,286.4
                                                                                     ---------  ---------
              Total liabilities and stockholder's equity............................ $41,370.8  $45,977.1
                                                                                     =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

          Consolidated Statements of Changes in Stockholder's Equity
                             (Amounts in millions)

                                                                    Accumulated
                                                        Additional     other                  Total
                                       Preferred Common  paid-in   comprehensive Retained stockholder's
                                         stock   stock   capital   income (loss) earnings    equity
                                       --------- ------ ---------- ------------- -------- -------------
Balances as of December 31, 2005......  $ 120.0  $25.6   $4,020.1    $    81.7   $ 358.1    $ 4,605.5
                                                                                            ---------
Comprehensive income (loss):
   Net income.........................       --     --         --           --     359.6        359.6
   Net unrealized gains (losses) on
     investment securities............       --     --         --        (62.4)       --        (62.4)
   Derivatives qualifying as hedges...       --     --         --         (0.6)       --         (0.6)
   Additional minimum pension
     liability........................       --     --         --          3.3        --          3.3
                                                                                            ---------
Total comprehensive income (loss).....                                                          299.9
Redemption of preferred stock.........    (10.0)    --         --           --        --        (10.0)
Dividends and other transactions with
  stockholders........................       --     --        5.2           --    (456.9)      (451.7)
                                        -------  -----   --------    ---------   -------    ---------
Balances as of December 31, 2006......    110.0   25.6    4,025.3         22.0     260.8      4,443.7
                                                                                            ---------
Comprehensive income (loss):
   Net income.........................       --     --         --           --     323.7        323.7
   Net unrealized gains (losses) on
     investment securities............       --     --         --       (359.9)       --       (359.9)
   Derivatives qualifying as hedges...       --     --         --          4.6        --          4.6
                                                                                            ---------
Total comprehensive income (loss).....                                                          (31.6)
Redemption of preferred stock.........   (110.0)    --         --           --        --       (110.0)
Dividends and other transactions with
  stockholder.........................       --     --       46.3           --     (62.0)       (15.7)
                                        -------  -----   --------    ---------   -------    ---------
Balances as of December 31, 2007......       --   25.6    4,071.6       (333.3)    522.5      4,286.4
                                                                                            ---------
Comprehensive income (loss):
   Net loss...........................       --     --         --           --    (409.3)      (409.3)
   Net unrealized gains (losses) on
     investment securities............       --     --         --     (1,311.5)       --     (1,311.5)
   Derivatives qualifying as hedges...       --     --         --         41.2        --         41.2
                                                                                            ---------
Total comprehensive income (loss).....                                                       (1,679.6)
Capital contribution..................       --     --      610.9           --        --        610.9
Other transactions with stockholder...       --     --        4.2           --      (4.9)        (0.7)
                                        -------  -----   --------    ---------   -------    ---------
Balances as of December 31, 2008......  $    --  $25.6   $4,686.7    $(1,603.6)  $ 108.3    $ 3,217.0
                                        =======  =====   ========    =========   =======    =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     Consolidated Statements of Cash Flows
                             (Amounts in millions)

                                                                               Years ended December 31,
                                                                           -------------------------------
                                                                              2008       2007       2006
                                                                           ---------  ---------  ---------
Cash flows from operating activities:
   Net income (loss)...................................................... $  (409.3) $   323.7  $   359.6
   Adjustments to reconcile net income (loss) to net cash from operating activities:
       Net investments (gains) losses.....................................     936.7       91.1       (3.1)
       Equity in net (income) loss of unconsolidated subsidiary...........      37.6      (19.1)        --
       Charges assessed to policyholders..................................    (364.3)    (349.5)    (295.2)
       Net increase (decrease) in trading and derivative instruments......     199.8      (94.9)     (70.8)
       Amortization of fixed maturity discounts and premiums..............      36.7       (7.4)       0.3
       Acquisition costs deferred.........................................    (399.9)    (488.3)    (489.1)
       Amortization of deferred acquisition costs and intangibles.........     244.0      151.4      112.0
       Deferred income taxes..............................................    (108.4)     215.7      236.0
   Change in certain assets and liabilities:
       Accrued investment income and other assets.........................    (105.3)    (139.6)      68.7
       Insurance reserves.................................................     819.2      707.5      708.9
       Other liabilities and other policy-related balances................     (96.5)     (48.4)      (3.2)
                                                                           ---------  ---------  ---------
   Net cash from operating activities.....................................     790.3      342.2      624.1
                                                                           ---------  ---------  ---------
Cash flows from investing activities:
   Proceeds from maturities and repayments of investments:
       Fixed maturity securities..........................................   1,812.5    2,419.7    2,627.8
       Commercial mortgage loans..........................................     297.1      505.6      228.0
   Proceeds from sales of investments:
       Fixed maturity and equity securities...............................   1,152.1    1,477.1      950.7
   Purchases and originations of investments:
       Fixed maturity and equity securities...............................  (1,305.4)  (4,477.9)  (6,187.2)
       Commercial mortgage loans..........................................     (31.4)    (692.1)    (461.4)
   Other invested assets, net.............................................  (1,026.0)    (148.2)     (12.0)
   Cash related to transfer of subsidiary to an affiliate.................        --      (27.0)        --
   Policy loans, net......................................................     (39.0)     (11.2)     (15.2)
                                                                           ---------  ---------  ---------
   Net cash from investing activities.....................................     859.9     (954.0)  (2,869.3)
                                                                           ---------  ---------  ---------
Cash flows from financing activities:
   Proceeds from issuance of investment contracts.........................   3,999.4    4,582.0    5,237.1
   Redemption and benefit payments on investment contracts................  (4,746.8)  (4,450.9)  (4,047.0)
   Proceeds from short-term borrowings and other, net.....................     272.8      518.2      423.0
   Payments on short-term borrowings......................................    (271.8)    (522.4)    (394.4)
   Proceeds from issuance of non-recourse funding obligations.............        --      790.0    1,365.0
   Capital contribution from parent.......................................     600.0         --         --
   Redemption of preferred stock..........................................        --     (110.0)     (10.0)
   Dividends paid to stockholders.........................................        --       (2.5)    (459.7)
                                                                           ---------  ---------  ---------
   Net cash from financing activities.....................................    (146.4)     804.4    2,114.0
                                                                           ---------  ---------  ---------
   Net change in cash and cash equivalents................................   1,503.8      192.6     (131.2)
Cash and cash equivalents at beginning of year............................     616.4      423.8      555.0
                                                                           ---------  ---------  ---------
Cash and cash equivalents at end of year.................................. $ 2,120.2  $   616.4  $   423.8
                                                                           =========  =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 Years Ended December 31, 2008, 2007 and 2006

(1) Formation and Nature of Business

   (a) Formation

   Genworth Life and Annuity Insurance Company (the "Company," "GLAIC," "we," "us" or "our" unless the context otherwise requires) is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC while remaining an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"). Until March 12, 2007, our preferred shares were owned by an affiliate, Brookfield Life Assurance Company Limited ("BLAC"). On March 12, 2007, we redeemed the remaining outstanding preferred shares for par value of $110.0 million and paid $2.5 million in dividends on the redeemed preferred shares. On April 30, 2007, the issued shares of preferred stock were retired.

   On January 1, 2007, Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") merged with and into GLAIC. GLAIC was the surviving entity. FHL and FCL were both stock life insurance companies operating under charters granted by the Commonwealth of Virginia and both were affiliates of the Company. We received regulatory approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia for these mergers. The accompanying financial information has been presented as if the mergers had been effective for all periods and were accounted for as a pooling of interests for entities under common control as the Company, FHL and FCL were all wholly-owned subsidiaries of Genworth.

   Upon consummation of the FHL and FCL mergers, GLAIC transferred its ownership of American Mayflower Life Insurance Company of New York ("AML"), formerly a wholly-owned subsidiary of FCL, to Genworth Life Insurance Company of New York ("GLICNY"), an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY, with GLICNY being the surviving entity. For periods beginning after December 31, 2006, AML was not included in our consolidated financial statements.

   On January 1, 2007, we transferred assets of $1,377.2 million, including cash and cash equivalents of $27.0 million and liabilities of $1,091.2 million of AML to GLICNY in exchange for an investment in GLICNY of $334.4 million, representing a 34.5% investment in GLICNY. Additionally, $2.1 million was recorded related to unrealized net investment gains and derivative items in equity related to the transfer. The transfer was recorded at book value as the entities were under common control, and accordingly, the difference of $46.3 million between the book value of AML and the investment in GLICNY was recorded as additional paid-in capital. Our investment in GLICNY is recorded under the equity method of accounting. As of December 31, 2008 and 2007, the carrying value of our investment in GLICNY was $219.1 million and $346.5 million, respectively, and was included in other invested assets.

   The accompanying condensed consolidated financial statements include the historical operations and accounts of the Company and its subsidiaries which include Assigned Settlement, Inc., GNWLAAC Real Estate Holding, LLC, Jamestown Life Insurance Company, River Lake Insurance Company ("River Lake I"), River Lake Insurance Company II ("River Lake II"), River Lake Insurance Company III ("River Lake III"), River Lake Insurance Company IV Limited ("River Lake IV"), River Lake Insurance Company V ("River Lake V"), River Lake Holding Company V, LLC, River Lake Insurance Company VI ("River Lake VI") and Rivermont Life Insurance Company I ("Rivermont I"). All intercompany accounts and transactions have been eliminated in consolidation.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   (b) Nature of Business

   We have two segments: (i) Protection; and (ii) Retirement Income and Institutional.

   Protection products are intended to provide protection against financial hardship primarily after the death of an insured and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal product lines under the Protection segment are term life insurance, universal life insurance and Medicare supplement insurance.

   Retirement Income and Institutional contracts include fixed and variable immediate and deferred individual annuities, variable life insurance products, funding agreements backing notes ("FABNs"), funding agreements and guaranteed investment contracts ("GICs"). Most of our variable annuities include a guaranteed minimum death benefit ("GMDB"). Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits ("GMWB") and certain types of guaranteed annuitization benefits. On May 1, 2008, we discontinued the sales of variable life insurance policies, however, we continue to service existing policies. In 2006, we discontinued the sale of structured settlement annuities.

   We distribute our products through three primary channels: financial intermediaries (banks, securities brokerage firms and independent broker/dealers), independent producers (brokerage general agencies, affluent market producer groups and specialized brokers) and dedicated sales specialists (affiliated networks of both accountants and personal financial advisors). We also distribute a limited number of products through a direct sales force and defined contribution plan record keepers.

(2) Summary of Significant Accounting Policies

   Our consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform to the current year presentation.

   (a) Premiums

   For traditional long-duration insurance contracts, we report premiums as earned when due. For short-duration insurance contracts, we report premiums as revenue over the terms of the related insurance policies on a pro-rata basis or in proportion to expected claims.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life insurance products are not reported as revenues, but rather as deposits, and are included in liabilities for policyholder account balances.

   (b) Net Investment Income and Net Investment Gains and Losses

   Investment income is recognized when earned. Investment gains and losses are calculated on the basis of specific identification.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than AA or that are U.S. Agency backed) which cannot be contractually prepaid, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

   (c) Policy Fees and Other Income

   Policy fees and other income consist primarily of insurance charges assessed on universal life insurance contracts, fees assessed against policyholder account values and surrender fee income. Charges to policyholder accounts for universal life cost of insurance are recognized as revenue when due. Variable product fees are charged to variable annuity contractholders and variable life insurance policyholders based upon the daily net assets of the contractholder's and policyholder's account values, respectively, and are recognized as revenue when charged. Surrender fees are recognized as income when the contract or policy is surrendered.

   (d) Investment Securities

   At the time of purchase, we designate our investment securities as either available-for-sale or trading and report them in our consolidated balance sheets at fair value. Our portfolio of fixed maturity securities is comprised primarily of investment grade registered securities. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP") and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income (loss). Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our consolidated balance sheets.

   Other-than-temporary impairments on available-for-sale securities

   As of each balance sheet date, we evaluate securities holdings in an unrealized loss position. For debt securities, the primary factors considered in our evaluation are: (a) the length of time and the extent to which the fair value has been or is expected to be less than cost or amortized cost, (b) the financial condition, credit rating and near-term prospects of the issuer and
(c) whether the debtor is current on contractually obligated interest and principal payments. Where we do not expect full recovery of value or do not intend to hold such securities until they have fully recovered their carrying value, based on the circumstances present at the date of evaluation, we recognize an impairment charge. When there has been an adverse change in underlying future cash flows on lower quality securities that represent an interest in securitized financial assets, we recognize an impairment charge.

   Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The evaluation of impairments is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period net income (loss). The assessment of whether such impairment has occurred is based on management's evaluation of the underlying reasons for the decline in fair value at the individual security level. We deem an individual investment to be other-than-temporarily impaired when management concludes it is probable that we will not receive timely payment of the cash flows contractually stipulated for the investment. We regularly monitor our investment portfolio to ensure that investments that may be other-than-temporarily impaired are identified in a timely manner and that any impairment is charged against net income (loss) in the proper period.

   In addition to consideration of all available information, we also consider our intent and ability to retain a temporarily depressed security until recovery. We believe that our intent and ability to hold an investment, along with the ability of the investment to generate cash flows that have not changed adversely, are the primary factors in assessing whether we recognize an impairment charge.

   For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure impairment charges based upon the difference between the book value of a security and its fair value.

   (e) Fair Value Measurements

   As defined in Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We hold fixed maturity and equity securities, trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value.

   Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. SFAS No. 157 requires all assets and liabilities carried at fair value to be classified and disclosed in one of the following three categories:

  .   Level 1--Quoted prices for identical instruments in active markets.

  . Level 2--Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

  .   Level 3--Instruments whose significant value drivers are unobservable.

   Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded derivatives and actively traded mutual fund investments.

   Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006

instruments. All significant inputs are observable, or derived from observable, information in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate fixed maturity and equity securities; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate swaps.

   Level 3 is comprised of financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. In limited instances, this category may also utilize non-binding broker quotes. This category primarily consists of certain less liquid fixed maturity, equity and trading securities and certain derivative instruments where we cannot corroborate the significant valuation inputs with market observable data.

   As of each reporting period, all assets and liabilities recorded at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value as a result of including a particular input. We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur.

   For assets carried at fair value, the non-performance of the counterparties is considered in the determination of fair value measurement for those assets. Similarly, the fair value measurement of a liability must reflect the entity's own non-performance risk. Therefore, the impact of non-performance risk, as well as any potential credit enhancements (e.g., collateral), has been considered in the fair value measurement of both assets and liabilities.

   The vast majority of our fixed maturity and equity securities use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from industry-standard pricing methodologies based on market observable information. Certain structured securities valued using industry-standard pricing methodologies utilize significant unobservable inputs to estimate fair value, resulting in the fair value measurements being classified as Level 3. We also utilize internally developed pricing models to produce estimates of fair value primarily utilizing Level 2 inputs along with certain Level 3 inputs. The internally developed models include matrix pricing where we discount expected cash flows utilizing market interest rates obtained from market sources based on the credit quality and duration of the instrument to determine fair value. For securities that may not be reliably priced using internally developed pricing models, we estimate fair value using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable, or corroborated by market observable information, and represent Level 3 inputs.

   The fair value of securities held as collateral is primarily based on Level 2 inputs from market information for the collateral that is held on our behalf by the custodian. The fair value of separate account assets is based on the quoted prices of the underlying fund investments and, therefore, represents Level 1 pricing.

   The fair value of derivative instruments primarily utilizes Level 2 inputs. Certain derivative instruments are valued using significant unobservable inputs and are classified as Level 3 measurements. The classification of fair value measurements for derivative instruments, including embedded derivatives requiring bifurcation, was determined based on consideration of several inputs including: closing exchange or over-the-counter market

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006

price quotations; time value and volatility factors underlying options; market interest rates; and non-performance risk. For product-related embedded derivatives, we also include certain policyholder assumptions in the determination of fair value.

   (f) Commercial Mortgage Loans

   Commercial mortgage loans are generally stated at principal amounts outstanding, net of deferred expenses and allowance for loan loss. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are generally deferred and amortized on an effective yield basis over the term of the loan. Impaired loans are generally carried on a non-accrual status. Loans are ordinarily placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due.

   The allowance for loan losses is maintained at a level that management determines is adequate to absorb estimated probable incurred losses in the loan portfolio. Management's evaluation process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience adjusted for current events, trends and economic conditions. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements.

   All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible. Additions and reductions are made to the allowance through periodic provisions or benefits to net investment gains (losses).

   (g) Securities Lending Activity

   We engage in certain securities lending transactions for the purpose of enhancing the yield on our investment securities portfolio, which require the borrower to provide collateral, consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturity securities in the consolidated balance sheets. Cash and non-cash collateral, such as a security, received by us on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Any cash collateral received is reinvested by our custodian based upon the investment guidelines provided within our agreement. The reinvested cash collateral is primarily invested in U.S. and foreign government securities, U.S. government agency securities, and highly rated asset-backed and corporate debt securities, all of which have maturity dates of less than three years. The fair value of securities loaned under the securities lending program was $121.0 million and $146.2 million as of December 31, 2008 and 2007, respectively. As of December 31, 2008 and 2007, the fair value of collateral held under the securities lending program was $128.0 million and $152.4 million, respectively, and the offsetting obligation to return collateral of $128.2 million and $152.4 million, respectively, was included in other liabilities on the consolidated balance sheets. We had no non-cash collateral as of December 31, 2008 and 2007.

   (h) Cash and Cash Equivalents

   Certificates of deposit, money market funds and other time deposits with original maturities of 90 days or less are considered cash equivalents in the consolidated balance sheets and consolidated statements of cash flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   (i) Deferred Acquisition Costs

   Acquisition costs include costs that vary with, and are primarily related to, the acquisition of insurance and investment contracts. Such costs are deferred and amortized as follows:

   Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions, solicitation and printing costs, sales material and some support costs, such as underwriting and contract and policy issuance expenses. Amortization for traditional long-duration insurance products is determined as a level proportion of premium based on commonly accepted actuarial methods and reasonable assumptions about mortality, morbidity, lapse rates, expenses and future yield on related investments established when the contract or policy is issued. Amortization is adjusted each period to reflect policy lapse or termination rates as compared to anticipated experience. Amortization for annuity contracts without significant mortality risk and for investment and universal life insurance products is based on estimated gross profits. Estimated gross profits are adjusted quarterly to reflect actual experience to date or for the unlocking of underlying key assumptions based on experience studies.

   Short-Duration Contracts. Acquisition costs consist primarily of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

   We regularly review all of these assumptions and periodically test DAC for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized DAC for a line of business, a charge to income is recorded for additional DAC amortization, and for certain products, an increase in benefit reserves may be required. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income is recorded for additional DAC amortization or for increased benefit reserves. For the year ended December 31, 2008, we recorded a $46.1 million charge to DAC related to our loss recognition testing. For the years ended December 31, 2007 and 2006, no charges to income were recorded as a result of our DAC recoverability or loss recognition testing.

   (j) Intangible Assets

   Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review all of these assumptions and periodically test PVFP for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized PVFP for a line of business, a charge to income is recorded for additional PVFP amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized PVFP), a charge to income is recorded for additional PVFP amortization or for increased benefit reserves. For the years ended December 31, 2008, 2007 and 2006, no charges to income were recorded as a result of our PVFP recoverability or loss recognition testing.

   Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract's expected ongoing

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006

crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

   Software. Purchased software and certain application development costs related to internally developed software are capitalized above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed five years.

   (k) Goodwill

   Goodwill is not amortized but is tested for impairment at least annually and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. We test goodwill using a fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. We recognize an impairment charge for any amount by which the carrying amount of a reporting unit's goodwill exceeds its fair value.

   The determination of fair value for our reporting units is primarily based on an income approach whereby we use discounted cash flows for each reporting unit. When available, and as appropriate, we use market approaches or other valuation techniques to corroborate discounted cash flow results. The discounted cash flow model used for each reporting unit is based on either: operating income or statutory distributable income, depending on the reporting unit being valued.

   The cash flows used to determine fair value are dependent on a number of significant management assumptions based on our historical experience, our expectations of future performance and expected economic environment. Our estimates are subject to change given the inherent uncertainty in predicting future performance and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, new product introductions and specific industry and market conditions. Additionally, the discount rate used in our discounted cash flow approach is based on management's judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows.

   There was no goodwill impairment charge recorded in 2008, 2007 or in 2006. See note 6 for additional information related to goodwill.

   (l) Reinsurance

   Premium revenue, benefits and acquisition and operating expenses, net of deferrals, are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance assumed contracts that do not qualify for reinsurance accounting are accounted for under the deposit method of accounting.

   (m) Derivatives

   Derivative financial instruments are used to manage risk through one of four principal risk management strategies including: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; and (iv) forecasted transactions.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value or cash flow). If a derivative does not qualify for hedge accounting according to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income.

   We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of the hedged item attributable to the hedged risk and the total changes in fair value of the derivative instrument.

   We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is probable that the forecasted transaction will not occur.

   For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of other comprehensive income (loss). The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheets at its fair value, and gains and losses that were accumulated in other comprehensive income (loss) are recognized immediately in income. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income (loss) and is recognized when the transaction affects income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in other comprehensive income
(loss) are reclassified into income when income is impacted by the variability of the cash flow of the hedged item.

   For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income. When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value in the consolidated balance sheets, with changes in its fair value recognized in the current period as income.

   We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006

terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded in the consolidated balance sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in the current period in income. If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheets at fair value, with changes in fair value recognized in the current period in income.

   Changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments are reported in net investment gains (losses).

   (n) Separate Accounts

   The separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the variable annuity contractholders and variable life insurance policyholders. We assess mortality and expense risk fees and administration charges on the assets allocated to the separate accounts. The separate account assets are carried at fair value and are equal to the liabilities that represent the contractholders' and policyholders' equity in those assets.

   (o) Insurance Reserves

   Future Policy Benefits

   We account for the liability for future policy benefits in accordance with SFAS No. 60, Accounting and Reporting by Insurance Enterprises. We include insurance-type contracts, such as traditional life insurance in the liability for future policy benefits. Insurance-type contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums based on mortality, morbidity and other assumptions, which are appropriate at the time the policies are issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported and claims in the process of settlement. This estimate is based on our historical experience and that of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

   Policyholder Account Balances

   We account for the liability for policyholder account balances in accordance with SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. We include investment-type contracts and our universal life insurance contracts in the liability for policyholder account balances. Investment-type contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

   (p) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006

reporting period. The estimated liability includes requirements for future payments of: (a) claims that have been reported to the insurer; (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated; and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims. Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

   (q) Income Taxes

   We account for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. The deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled, if there is no change in the law. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

   For the period beginning January 1, 2004, and ending on the date of the transfer of our outstanding capital stock to Genworth, we were included in the consolidated federal income tax return of General Electric ("GE"). During this period, we were subject to a tax-sharing arrangement that allocated taxes on a separate company basis, but provided benefit for current utilization of losses and credits.

   Subsequent to the transfer of our outstanding capital stock to Genworth, we filed a consolidated life insurance federal income tax return with our parent, GLIC, and its other life insurance affiliates. We are subject to a separate tax-sharing agreement, as approved by state insurance regulators, which allocates taxes on a separate company basis but provides benefit for current utilization of losses and credits. Intercompany balances are settled at least annually.

   We are party to an assumption agreement with our indirect parent company, Genworth North America Corporation ("GNA"), whereby GNA assumes responsibility for any tax contingencies (that will not give rise to future reversals) on our behalf. These contingencies are reflected as an expense of the Company when incurred and are included in current tax expense. The Company recognizes the corresponding amount as a change in stockholder's equity since the liability for the contingency is assumed by GNA.

   (r) Variable Interest Entities

   We are involved in certain entities that are considered variable interest entities ("VIEs") as defined under U.S. GAAP, and, accordingly, we evaluate the VIE to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and how those results are absorbed by beneficial interest holders. We also have retained interests in VIEs where we are the servicer and transferor of certain assets that were sold to a newly created VIE and are also the servicer for certain VIEs. As of December 31, 2008 and 2007, we were not required to consolidate any VIEs as a result of our interest in any of the respective entities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   (s) Accounting Changes

   Impairment Guidance of EITF Issue No. 99-20

   On December 31, 2008, we adopted FASB Staff Position ("FSP") EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20. The FSP amends the impairment guidance effective October 1, 2008 for investments that are subject to FASB Emerging Issues Task Force ("EITF") Issue No. 99-20 requiring all available information be used to produce our best estimate of cash flows rather than relying exclusively upon what a market participant would use to determine the current fair value. The adoption of FSP EITF 99-20-1 did not have a material impact on our consolidated financial statements.

   Transfers of Financial Assets and Interests in Variable Interest Entities

   On December 31, 2008, we adopted FSP FAS 140-4 and FASB Interpretation ("FIN") 46(R)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities. The FSP amends the disclosure requirements regarding transfers of financial assets and involvement in VIEs to require additional disclosures for public entities. FSP FAS 140-4 and FIN 46(R)-8 did not have a material impact on our consolidated financial statements.

   Credit Derivatives and Certain Guarantees

   On December 31, 2008, we adopted FSP FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP requires certain disclosures by sellers of credit derivatives and requires additional disclosure about the current status of the payment/performance risk of guarantees. The adoption of FSP FAS 133-1 and FIN 45-4 did not have a material impact on our consolidated financial statements.

   Other-Than-Temporary Impairments on Available-For-Sale Securities

   On October 14, 2008, the Office of the Chief Accountant at the U.S Securities and Exchange Commission, issued a letter to the FASB that stated, given the debt characteristics of hybrid securities, they would not object to the application of a debt impairment model to hybrid investments provided there has been no evidence of deterioration in credit of the issuer. A debt impairment model could be used for filings subsequent to October 14, 2008, until the FASB further addresses the appropriate impairment model. As a result, management began using and will continue to use the debt impairment model as long as there has been no evidence of deterioration in credit of the issuer as of the balance sheet date.

   Fair Value Measurements

   On January 1, 2008, we adopted SFAS No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The adoption of SFAS
No. 157 did not have a material impact on our consolidated financial statements. Additionally, on January 1, 2008, we elected the partial adoption of SFAS No. 157 under the provisions of FSP FAS 157-2, which amends SFAS
No. 157 to allow an entity to delay the application of this statement until January 1, 2009 for certain non-financial assets and liabilities. Under the provisions of the FSP, we will delay the application of SFAS No. 157 for fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination. On October 10, 2008, we adopted FSP FAS 157-3, Determining the Fair Value of a Financial Asset When the Market For That Asset Is Not Active. The FSP provides guidance and clarification on how

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006

management's internal assumptions, observable market information and market quotes are considered when applying SFAS No. 157 in inactive markets. The adoption of FSP FAS 157-3 did not have a material impact on our consolidated financial statements.

   Fair Value Option for Financial Assets and Financial Liabilities

   On January 1, 2008, we adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. This statement provides an option, on specified election dates, to report selected financial assets and liabilities, including insurance contracts, at fair value. Subsequent changes in fair value for designated items are reported in income in the current period. The adoption of SFAS No. 159 did not impact our consolidated financial statements as no items were elected for measurement at fair value upon initial adoption. We will continue to evaluate eligible financial assets and liabilities on their election dates. Any future elections will be disclosed in accordance with the provisions outlined in the statement.

   Amendment of FASB Interpretation No. 39

   On January 1, 2008, we adopted FSP FIN No. 39-1, Amendment of FASB Interpretation No. 39. This FSP amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts, to allow fair value amounts recognized for collateral to be offset against fair value amounts recognized for derivative instruments that are executed with the same counterparty under certain circumstances. The FSP also requires an entity to disclose the accounting policy decision to offset, or not to offset, fair value amounts in accordance with FIN No. 39, as amended. We do not, and have not previously, offset the fair value amounts recognized for derivatives with the amounts recognized as collateral.

   Accounting for Uncertainty in Income Taxes

   On January 1, 2007, we adopted FIN No. 48, Accounting for Uncertainty in Income Taxes. This guidance clarifies the criteria that must be satisfied to recognize the financial statement benefit of a position taken in our tax returns. The criteria for recognition in the consolidated financial statements set forth in FIN No. 48 require an affirmative determination that it is more likely than not, based on a tax position's technical merits, that we are entitled to the benefit of that position.

   Upon adoption of FIN No. 48 on January 1, 2007, the total amount of unrecognized tax benefits was $74.3 million, of which, $53.3 million, if recognized, would affect the effective tax rate.

   Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts

   On January 1, 2007, we adopted the American Institute of Certified Public Accountants Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This statement provides guidance on accounting for deferred acquisition costs and other balances on an internal replacement, defined broadly as a modification in product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement or rider to an existing contract, or by the election of a benefit, feature, right or coverage within an existing contract. The adoption of SOP 05-1 had no impact on our consolidated results of operations and financial position.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   (t) Accounting Pronouncements Not Yet Adopted

   In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133. This statement requires enhanced disclosures about an entity's derivative and hedging activities. SFAS No. 161 will be effective for us on January 1, 2009. We do not expect SFAS No. 161 to have a material impact on our consolidated financial statements.

   In December 2007, FASB issued SFAS No. 141R, Business Combinations. This statement establishes principles and requirements for how an acquirer recognizes and measures certain items in a business combination, as well as disclosures about the nature and financial effects of a business combination. SFAS No. 141R will be effective for us on January 1, 2009 and will be applied to business combinations for which the acquisition date is on or after the effective date. We do not expect SFAS No. 141R to have a material impact on our consolidated financial statements.

   In December 2007, FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements--an amendment of ARB No. 51. This statement establishes accounting and reporting standards for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. SFAS No. 160 will be effective for us on January 1, 2009 and will be applied prospectively as of the effective date. We do not expect SFAS No. 160 to have a material impact on our consolidated financial statements.

(3) Investments

   (a) Net Investment Income

   Sources of net investment income for the years ended December 31 were as follows:

(Amounts in millions)                                 2008     2007      2006
---------------------                                ------  --------  --------
Fixed maturity securities--taxable.................. $773.6  $  928.0  $  864.9
Commercial mortgage loans...........................  168.4     183.8     184.0
Equity securities...................................    3.5       3.9       0.8
Other investments...................................   (1.4)     71.0      58.7
Policy loans........................................   29.7      28.2      30.1
                                                     ------  --------  --------
   Gross investment income before expenses and fees.  973.8   1,214.9   1,138.5
Expenses and fees...................................  (25.5)    (25.0)    (21.6)
                                                     ------  --------  --------
   Net investment income............................ $948.3  $1,189.9  $1,116.9
                                                     ======  ========  ========

   (b) Net Investment Gains (Losses)

   Net investment gains (losses) for the years ended December 31 were as follows:

 (Amounts in millions)                                  2008    2007    2006
 ---------------------                                -------  ------  ------
 Available-for-sale securities:
    Realized gains on sale........................... $  31.7  $  9.8  $ 24.7
    Realized losses on sale..........................   (56.2)  (30.2)  (25.7)
 Impairments.........................................  (820.7)  (62.4)   (0.5)
 Derivatives and other...............................   (93.6)   (3.8)    5.7
 Net unrealized gains (losses) on trading securities.     2.6    (2.6)   (1.1)
 Commercial mortgage loan loss reserve...............    (0.5)   (1.9)     --
                                                      -------  ------  ------
    Net investments gains (losses)................... $(936.7) $(91.1) $  3.1
                                                      =======  ======  ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Derivative instruments primarily consist of changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

   (c) Unrealized Investment Gains and Losses

   Net unrealized gains and losses on investment securities classified as available-for-sale and other invested assets are reduced by deferred income taxes and adjustments to PVFP and DAC that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income (loss) as of December 31 were as follows:

(Amounts in millions)                                                              2008      2007    2006
---------------------                                                           ---------  -------  ------
Net unrealized gains (losses) on investment securities:
   Fixed maturity securities................................................... $(2,565.1) $(508.1) $ 69.0
   Equity securities...........................................................      (9.6)     3.5     1.2
   Restricted other invested assets............................................     (57.6)   (15.3)   (6.8)
   Investment in unconsolidated subsidiary.....................................    (152.5)   (10.5)     --
   Other invested assets.......................................................       0.7       --      --
                                                                                ---------  -------  ------
       Subtotal................................................................  (2,784.1)  (530.4)   63.4
                                                                                ---------  -------  ------
Adjustments to present value of future profits and deferred acquisitions costs.     311.4     12.3   (30.2)
Deferred income taxes, net.....................................................     823.0    179.9   (11.5)
                                                                                ---------  -------  ------
Net unrealized investment gains (losses)....................................... $(1,649.7) $(338.2) $ 21.7
                                                                                =========  =======  ======

   The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) for the years ended December 31 was as follows:

(Amounts in millions)                                                              2008      2007     2006
---------------------                                                           ---------  -------  -------
Net unrealized investment gains (losses) as of January 1....................... $  (338.2) $  21.7  $  84.1
                                                                                ---------  -------  -------
Unrealized gains (losses) arising during the period:
   Unrealized gains (losses) on investment securities..........................  (3,097.8)  (673.8)  (122.5)
   Adjustment to deferred acquisition costs....................................     150.8     14.8      4.7
   Adjustment to present value of future profits...............................     148.3     27.7     20.8
   Provision for deferred income taxes.........................................     938.5    219.4     33.5
                                                                                ---------  -------  -------
       Change in unrealized gains (losses) on investment securities............  (1,860.2)  (411.9)   (63.5)
Reclassification adjustments to net investment (gains) losses, net of deferred
  taxes of $(295.4), $(28.0) and $(0.5)........................................     548.7     52.0      1.1
                                                                                ---------  -------  -------
Net unrealized investment gains (losses) as of December 31..................... $(1,649.7) $(338.2) $  21.7
                                                                                =========  =======  =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   (d) Fixed Maturity and Equity Securities

   As of December 31, 2008, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                                       Gross      Gross
                                                         Amortized   unrealized unrealized
(Amounts in millions)                                   cost or cost   gains      losses   Fair value
---------------------                                   ------------ ---------- ---------- ----------
Fixed maturity securities:
   U.S. government, agencies and government sponsored
     entities..........................................  $   158.3     $15.9    $      --  $   174.2
   Government--non-U.S.................................      178.7       3.9        (20.4)     162.2
   U.S. corporate......................................    6,209.1      30.7       (856.5)   5,383.3
   Corporate--non-U.S..................................    1,815.1       3.7       (481.7)   1,337.1
   Mortgage and asset-backed...........................    4,975.6      26.6     (1,287.3)   3,714.9
                                                         ---------     -----    ---------  ---------
       Total fixed maturity securities.................   13,336.8      80.8     (2,645.9)  10,771.7
Equity securities......................................       99.6       0.9        (10.5)      90.0
                                                         ---------     -----    ---------  ---------
       Total available-for-sale securities.............  $13,436.4     $81.7    $(2,656.4) $10,861.7
                                                         =========     =====    =========  =========

   As of December 31, 2007, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                                       Gross      Gross
                                                         Amortized   unrealized unrealized
(Amounts in millions)                                   cost or cost   gains      losses   Fair value
---------------------                                   ------------ ---------- ---------- ----------
Fixed maturity securities:
   U.S. government, agencies and government sponsored
     entities..........................................  $   189.3     $ 18.0    $  (0.1)  $   207.2
   Government--non-U.S.................................      293.0       28.1       (1.4)      319.7
   U.S. corporate......................................    6,983.1       99.6     (207.3)    6,875.4
   Corporate--non-U.S..................................    1,881.6        9.5      (79.7)    1,811.4
   Mortgage and asset-backed...........................    6,398.4       25.7     (400.5)    6,023.6
                                                         ---------     ------    -------   ---------
       Total fixed maturity securities.................   15,745.4      180.9     (689.0)   15,237.3
Equity securities......................................       60.5        3.6       (0.1)       64.0
                                                         ---------     ------    -------   ---------
       Total available-for-sale securities.............  $15,805.9     $184.5    $(689.1)  $15,301.3
                                                         =========     ======    =======   =========

   We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which the intent to hold the securities to recovery no longer exists. The aggregate fair value of securities sold at a loss during the twelve months ended December 31, 2008 was $443.9 million, which was approximately 88.8% of book value.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2008:

                                                Less than 12 months               12 months or more
                                          -------------------------------- --------------------------------
                                                       Gross                            Gross
                                                     unrealized    # of               unrealized    # of
(Dollar amounts in millions)              Fair value   losses   securities Fair value   losses   securities
----------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Description of Securities
Fixed maturity securities:
   Government--non-U.S...................  $  105.9   $ (14.9)      51      $    8.3  $    (5.5)      12
   U.S. corporate........................   2,357.5    (264.7)     428       2,115.4     (591.8)     367
   Corporate--non-U.S....................     561.9    (118.3)     148         675.4     (363.4)     109
   Asset-backed..........................     180.4     (14.7)      46       1,758.7     (513.4)     253
   Mortgage-backed.......................     324.0     (72.8)     126         958.1     (686.4)     337
                                           --------   -------      ---      --------  ---------    -----
   Subtotal, fixed maturity securities...   3,529.7    (485.4)     799       5,515.9   (2,160.5)   1,078
Equity securities........................      25.3     (10.1)       3           1.7       (0.4)       4
                                           --------   -------      ---      --------  ---------    -----
Total temporarily impaired securities....  $3,555.0   $(495.5)     802      $5,517.6  $(2,160.9)   1,082
                                           ========   =======      ===      ========  =========    =====
% Below cost--fixed maturity securities:
   (less than)20% Below cost.............  $3,016.3   $(241.1)     595      $2,957.6  $  (326.2)     436
   20-50% Below cost.....................     494.0    (222.7)     175       2,079.2   (1,030.9)     433
   (greater than)50% Below cost..........      19.4     (21.6)      29         479.1     (803.4)     209
                                           --------   -------      ---      --------  ---------    -----
   Total fixed maturity securities.......   3,529.7    (485.4)     799       5,515.9   (2,160.5)   1,078
                                           --------   -------      ---      --------  ---------    -----
% Below cost--equity securities:
   (less than)20% Below cost.............       1.9      (0.4)       1           1.0       (0.2)       1
   20-50% Below cost.....................      23.4      (9.7)       2           0.7       (0.2)       3
                                           --------   -------      ---      --------  ---------    -----
   Total equity securities...............      25.3     (10.1)       3           1.7       (0.4)       4
                                           --------   -------      ---      --------  ---------    -----
Total temporarily impaired securities....  $3,555.0   $(495.5)     802      $5,517.6  $(2,160.9)   1,082
                                           ========   =======      ===      ========  =========    =====
Investment grade.........................  $3,269.5   $(436.1)     625      $5,251.9  $(2,021.8)     969
Below investment grade...................     285.5     (59.4)     177         265.7     (139.1)     113
                                           --------   -------      ---      --------  ---------    -----
Total temporarily impaired securities....  $3,555.0   $(495.5)     802      $5,517.6  $(2,160.9)   1,082
                                           ========   =======      ===      ========  =========    =====

   The investment securities in an unrealized loss position as of December 31, 2008 consisted of 1,884 securities and accounted for unrealized losses of $2,656.4 million. Of these unrealized losses, 92.5% were investment grade (rated AAA through BBB-) and 21.4% were less than 20% below cost. The securities less than 20% below cost were primarily corporate securities and mortgage-backed and asset-backed securities. The amount of the unrealized loss on these securities was primarily attributable to widening credit spreads during 2008.

   Of the 78.6% of unrealized losses that were more than 20% below cost, approximately 47.2% were U.S. and non-U.S. corporate securities and approximately 52.4% were mortgage-backed and asset-backed securities.

  . Of the U.S. and non-U.S. corporate securities, the majority were issued by banks and other financial institutions, most of which have been in an unrealized loss position for twelve months or more. Most of these securities retain a credit rating of investment grade. The remaining unrealized losses in our U.S.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006

     and non-U.S. corporate securities are evenly distributed across all other major industry types that comprise our corporate bond holdings. Given the current market conditions, including current financial industry events and uncertainty around economic conditions, the fair value of these securities has declined due to widening credit spreads. In our examination of these securities, we considered all available evidence, including the issuers' financial condition and current industry events, along with our ability and intent to retain these investments for a period of time sufficient to allow for full recovery in value or until maturity. Based on this evaluation, we determined that these securities were temporarily impaired as of December 31, 2008.

  . A subset of the securities issued by banks and other financial institutions represent investments in hybrid instruments on which a debt impairment model was employed. The majority of these hybrid securities was with foreign financial institutions and retains a credit rating of investment grade. A small number of these securities are rated below investment grade and therefore on these securities we employ an equity impairment model. The fair value of these securities has been impacted by widening credit spreads which reflect current financial industry events including uncertainty surrounding the level and type of government support of European financial institutions, potential capital restructuring of these institutions and the risk that these institutions could be nationalized.

  . Most of the unrealized losses related to mortgage-backed and asset-backed securities have been in an unrealized loss position for twelve months or more. Given the current market conditions and limited trading on these securities, the fair value of these securities has declined due to widening credit spreads and high premiums for illiquidity. Rating agencies have actively reviewed the credit quality ratings on these securities and these securities remain primarily investment grade. We have examined the performance of the underlying collateral and expect that our investments in mortgage-backed and asset-backed securities will continue to perform in accordance with their contractual terms with no adverse changes in cash flows.

   Of the investment securities in an unrealized loss position for twelve months or more as of December 31, 2008, 79 securities were 20% or more below cost and below investment grade (rated BB+ and below). These securities accounted for unrealized losses of $163.3 million. These securities, which were issued primarily by corporations in the financial services, utilities, consumer cyclical and communication industries and residential mortgage-backed securities, were current on all terms.

   As of December 31, 2008, we expected to collect full principal and interest and we were not aware of any adverse changes in cash flows. We expect these investments to continue to perform in accordance with their original contractual terms and we have the ability and intent to hold these investment securities until the recovery of the fair value up to the cost of the investment, which may be at maturity. Accordingly, we do not consider these investments to be other-than-temporarily impaired as of December 31, 2008.

   The preceding table includes certain hybrid securities with gross unrealized losses of approximately $8.8 million that were downgraded in early 2009. The rating actions, which were considered by management in our conclusion about whether such securities were other-than-temporarily impaired as of December 31, 2008, occurred after a capital restructuring announced by the issuer in January 2009. These subsequent events included rating downgrades to below investment grade that resulted in the assignment of split ratings by the rating agencies on these securities. As a result, in the first quarter of 2009, it is probable that we will apply the equity impairment model to such securities and application of this equity impairment model would lead us to recognize write-downs on such securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Despite the considerable analysis and rigor employed on these investments, it is at least reasonably possible that the underlying collateral of these investments will perform worse than current market expectations. Such events may lead to adverse changes in cash flows on our holdings of asset-backed and mortgage-backed securities and potential future write-downs within our portfolio of asset-backed and mortgage-backed securities. Expectations that our investments in corporate securities will continue to perform in accordance with their contractual terms are based on evidence gathered through our normal credit surveillance process. Although we do not anticipate such events, it is at least reasonably possible that issuers of our investments in corporate securities will perform worse than current expectations. Such events may lead us to recognize potential future write-downs within our portfolio of corporate securities. It is also reasonably possible that such unanticipated events would lead us to dispose of those certain holdings and recognize the effects of any market movements in our consolidated financial statements.

   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2007:

                                                Less than 12 months               12 months or more
                                          -------------------------------- --------------------------------
                                                       Gross                            Gross
                                                     unrealized    # of               unrealized    # of
(Dollar amounts in millions)              Fair value   losses   securities Fair value   losses   securities
----------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Description of Securities
Fixed maturity securities:
   U.S. government, agencies and
     government sponsored entities.......  $   16.7   $  (0.1)        2     $     --   $    --       --
   Government--non-U.S...................      26.1      (1.4)       19           --        --       --
   U.S. corporate........................   2,512.4    (114.3)      352      1,313.9     (93.0)     242
   Corporate--non-U.S....................     977.7     (48.9)      124        416.1     (30.8)      70
   Asset-backed..........................   2,271.2    (184.7)      281        873.9     (59.5)     106
   Mortgage-backed.......................   1,613.6    (106.7)      289        463.3     (49.6)     127
                                           --------   -------     -----     --------   -------      ---
   Subtotal, fixed maturity securities...   7,417.7    (456.1)    1,067      3,067.2    (232.9)     545
Equity securities........................        --        --        --          0.8      (0.1)       2
                                           --------   -------     -----     --------   -------      ---
Total temporarily impaired securities....  $7,417.7   $(456.1)    1,067     $3,068.0   $(233.0)     547
                                           ========   =======     =====     ========   =======      ===
% Below cost--fixed maturity securities:
   (less than)20% Below cost.............  $7,210.4   $(308.9)      990     $2,991.2   $(183.9)     509
   20-50% Below cost.....................     172.2     (94.9)       54         69.5     (33.3)      28
   (greater than)50% Below cost..........      35.1     (52.3)       23          6.5     (15.7)       8
                                           --------   -------     -----     --------   -------      ---
   Total fixed maturity securities.......   7,417.7    (456.1)    1,067      3,067.2    (232.9)     545
                                           --------   -------     -----     --------   -------      ---
% Below cost--equity securities:
   (less than)20% Below cost.............        --        --        --          0.8      (0.1)       2
                                           --------   -------     -----     --------   -------      ---
   Total equity securities...............        --        --        --          0.8      (0.1)       2
                                           --------   -------     -----     --------   -------      ---
Total temporarily impaired securities....  $7,417.7   $(456.1)    1,067     $3,068.0   $(233.0)     547
                                           ========   =======     =====     ========   =======      ===

Investment grade.........................  $7,129.5   $(442.2)      982     $2,963.5   $(219.4)     508
Below investment grade...................     288.2     (13.9)       85        104.5     (13.6)      39
                                           --------   -------     -----     --------   -------      ---
Total temporarily impaired securities....  $7,417.7   $(456.1)    1,067     $3,068.0   $(233.0)     547
                                           ========   =======     =====     ========   =======      ===

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The scheduled maturity distribution of fixed maturity securities as of December 31, 2008 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized cost
       (Amounts in millions)                      or cost     Fair value
       ---------------------                   -------------- ----------
       Due in one year or less................   $   441.0    $   439.1
       Due after one year through five years..     2,341.5      2,078.5
       Due after five years through ten years.     1,964.4      1,602.0
       Due after ten years....................     3,614.3      2,937.2
                                                 ---------    ---------
          Subtotal............................     8,361.2      7,056.8
       Mortgage and asset-backed..............     4,975.6      3,714.9
                                                 ---------    ---------
          Total...............................   $13,336.8    $10,771.7
                                                 =========    =========

   As of December 31, 2008, $1,197.6 million of our investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

   As of December 31, 2008, securities issued by finance and insurance, utilities and energy, and consumer--non-cyclical industry groups represented approximately 29.4%, 22.2% and 12.2% of our domestic and foreign corporate fixed maturity securities portfolio, respectively. No other industry group comprised more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the U.S. and internationally, and is not dependent on the economic stability of one particular region.

   As of December 31, 2008, we did not hold any fixed maturity securities which individually exceeded 10% of stockholder's equity.

   As of December 31, 2008 and 2007, $8.8 million and $8.2 million, respectively, of securities were on deposit with various state government insurance departments in order to comply with relevant insurance regulations.

   (e) Commercial Mortgage Loans

   Our mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of prepayments, amortization and allowance for loan losses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   We diversify our commercial mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for commercial mortgage loans as of the dates indicated:

                                                                         December 31,
                                                      --------------------------------------------------
                                                                2008                      2007
                                                      ------------------------  ------------------------
(Amounts in millions)                                 Carrying value % of total Carrying value % of total
---------------------                                 -------------- ---------- -------------- ----------
Property Type
Office...............................................    $  729.4       26.9%      $  850.6       28.6%
Retail...............................................       711.9       26.3          747.4       25.2
Industrial...........................................       709.7       26.2          769.9       25.9
Apartments...........................................       277.0       10.2          315.9       10.6
Hotel................................................       254.7        9.4          254.1        8.5
Mixed use/other......................................        26.6        1.0           34.8        1.2
                                                         --------      -----       --------      -----
   Total principal balance...........................     2,709.3      100.0%       2,972.7      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................         2.2                       2.3
   Allowance for losses..............................        (7.4)                     (6.9)
                                                         --------                  --------
   Total.............................................    $2,704.1                  $2,968.1
                                                         ========                  ========

                                                                         December 31,
                                                      --------------------------------------------------
                                                                2008                      2007
                                                      ------------------------  ------------------------
(Amounts in millions)                                 Carrying value % of total Carrying value % of total
---------------------                                 -------------- ---------- -------------- ----------
Geographic Region
South Atlantic.......................................    $  801.5       29.6%      $  873.6       29.4%
Pacific..............................................       690.7       25.5          739.7       24.9
Middle Atlantic......................................       347.4       12.8          390.4       13.1
East North Central...................................       268.0        9.9          312.3       10.5
Mountain.............................................       171.3        6.3          187.8        6.3
West North Central...................................       128.9        4.8          143.0        4.8
New England..........................................       117.5        4.3          120.4        4.1
East South Central...................................        98.5        3.6          108.1        3.6
West South Central...................................        85.5        3.2           97.4        3.3
                                                         --------      -----       --------      -----
   Total principal balance...........................     2,709.3      100.0%       2,972.7      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................         2.2                       2.3
   Allowance for losses..............................        (7.4)                     (6.9)
                                                         --------                  --------
   Total.............................................    $2,704.1                  $2,968.1
                                                         ========                  ========

   For the year ended December 31, 2008, there were no mortgage originations. For the year ended December 31, 2007, we originated $66.4 million of mortgages secured by real estate in California, which represented 9.6% of our total originations for that year. As of December 31, 2008, our total mortgage holdings secured by real estate in California was $490.6 million, which was 18.1% of our total mortgage holdings.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   "Impaired" loans are defined by U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to original contractual terms of the loan agreement.

   Under these principles, we have two types of "impaired" loans: loans requiring specific allowances for losses and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition. There were no impaired loans or non-income producing commercial mortgage loans as of or for December 31, 2008 or 2007.

   The following table presents the activity in the allowance for losses during the years ended December 31:

                 (Amounts in millions)      2008  2007   2006
                 ---------------------      ---- -----  -----
                 Balance as of January 1... $6.9 $ 5.3  $11.0
                 Provision (release).......  0.5   1.9   (5.7)
                 Transfer of AML...........   --  (0.3)    --
                                            ---- -----  -----
                 Balance as of December 31. $7.4 $ 6.9  $ 5.3
                                            ==== =====  =====

   During 2006, we reduced our reserve for commercial loan losses from $11.0 million to $5.3 million reflecting continued strong credit performance in this portfolio.

   (f) Other Invested Assets

   The following table sets forth the carrying values of our other invested assets as of the dates indicated:

                                                            December 31,
                                         --------------------------------------------------
                                                   2008                      2007
                                         ------------------------  ------------------------
(Amounts in millions)                    Carrying value % of total Carrying value % of total
---------------------                    -------------- ---------- -------------- ----------
Short-term investments..................    $  924.5       30.9%      $     --        -- %
Derivatives.............................       620.7       20.7          213.3       14.9
Derivatives counterparty collateral.....       384.9       12.9             --         --
Restricted other invested assets........       338.9       11.3          399.8       27.8
Limited partnerships....................       286.5        9.6          262.3       18.2
Investment in unconsolidated subsidiary.       219.1        7.3          346.5       24.1
Securities lending collateral...........       128.0        4.3          152.4       10.6
Trading securities......................        62.1        2.1           62.3        4.3
Other investments.......................        27.1        0.9            0.9        0.1
                                            --------      -----       --------      -----
   Total other invested assets..........    $2,991.8      100.0%      $1,437.5      100.0%
                                            ========      =====       ========      =====

   Restricted other invested assets

   On August 19, 2005, we transferred approximately $499.0 million of investment securities to an affiliated special purpose entity ("SPE") whose sole purpose is to securitize these investment securities and issue secured notes (the "Secured Notes") to various affiliated companies. The securitized investments are owned in their entirety by the SPE and are not available to satisfy the claims of our creditors. However, we are entitled to principal and interest payments made on the Secured Notes we hold. Under U.S. GAAP, the transaction is accounted for as a secured borrowing. Accordingly, the Secured Notes are included within our consolidated financial statements as available-for-sale fixed maturity securities and the liability equal to the proceeds received upon transfer has been included in other liabilities. Additionally, the investment securities transferred are included in other invested assets and are shown as restricted assets.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   As of December 31, 2008, the amortized cost or cost, gross unrealized gains (losses) and fair value of our restricted other invested assets were as follows:

                                           Amortized   Gross      Gross
                                             cost    unrealized unrealized
(Amounts in millions)                       or cost    gains      losses   Fair value
---------------------                      --------- ---------- ---------- ----------
Fixed maturity securities:
Foreign other.............................  $361.5      $0.9      $(56.3)    $306.1
U.S. corporate............................    35.0       0.9        (3.1)      32.8
                                            ------      ----      ------     ------
   Total restricted other invested assets.  $396.5      $1.8      $(59.4)    $338.9
                                            ======      ====      ======     ======

   As of December 31, 2007, the amortized cost or cost, gross unrealized gains (losses) and fair value of our restricted other invested assets were as follows:

                                           Amortized   Gross      Gross
                                             cost    unrealized unrealized
(Amounts in millions)                       or cost    gains      losses   Fair value
---------------------                      --------- ---------- ---------- ----------
Fixed maturity securities:
Foreign other.............................  $377.0      $0.7      $(16.1)    $361.6
U.S. corporate............................    38.1       0.4        (0.3)      38.2
                                            ------      ----      ------     ------
   Total restricted other invested assets.  $415.1      $1.1      $(16.4)    $399.8
                                            ======      ====      ======     ======

   Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties. The scheduled maturity distribution of the restricted other invested assets as of December 31, 2008 was as follows:

                                                   Amortized
                                                     cost
        (Amounts in millions)                       or cost  Fair value
        ---------------------                      --------- ----------
        Due in one year or less...................  $ 19.5     $ 19.3
        Due after one year through five years.....   196.7      170.3
        Due after five years through ten years....   138.5      121.6
        Due after ten years.......................    41.8       27.7
                                                    ------     ------
           Total restricted other invested assets.  $396.5     $338.9
                                                    ======     ======

   As of December 31, 2008, $47.8 million of our restricted other invested assets were subject to certain call provisions.

   As of December 31, 2008, we did not hold any restricted other invested assets which individually exceeded 10% of stockholder's equity.

(4) Derivative Instruments

   Our business activities routinely deal with fluctuations in interest rates and other asset prices. We use derivative financial instruments to mitigate or eliminate certain of these risks. We follow strict policies for managing each of these risks, including prohibition on derivatives market-making, speculative derivatives trading or other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or eliminate these risks.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Certain derivative instruments are designated as cash flow hedges under SFAS No. 133. In accordance with SFAS No. 133, the changes in fair value of these instruments are recorded as a component of other comprehensive income (loss). We designate and account for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS No. 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and (iii) other instruments to hedge the cash flows of various other forecasted transactions.

   The following table provides a reconciliation of current period changes, net of applicable income taxes, for these designated derivatives presented in the separate component of stockholder's equity labeled "derivatives qualifying as hedges," for the years ended December 31:

(Amounts in millions)                                                        2008   2007   2006
---------------------                                                        ----- -----  -----
Derivatives qualifying as effective accounting hedges as of January 1....... $ 4.9 $ 0.3  $ 0.9
Current period increases in fair value, net of deferred taxes of $0.0, $0.0
  and $0.0..................................................................  41.1   4.7     --
Reclassification to net income, net of deferred taxes of $0.0, $0.0
  and $0.3..................................................................   0.1  (0.1)  (0.6)
                                                                             ----- -----  -----
Derivatives qualifying as effective accounting hedges as of December 31..... $46.1 $ 4.9  $ 0.3
                                                                             ===== =====  =====

   Derivatives qualifying as effective accounting hedges contain $45.7 million and $4.6 million, net of taxes, as of December 31, 2008 and 2007, respectively, from our investment in GLICNY. The $45.7 million, net of taxes, recorded in stockholder's equity as of December 31, 2008 is expected to be reclassified to future income through our equity in income of unconsolidated subsidiary. The remaining $0.4 million, net of taxes, is expected to be reclassified to future income, concurrently with and primarily offsetting changes in interest expense and interest income on floating-rate instruments and interest income on future fixed-rate bond purchases. No amounts were reclassified to income during the years ended December 31, 2008, 2007 or 2006 in connection with forecasted transactions that were no longer considered probable of occurring.

   Certain derivative instruments are designated as fair value hedges under SFAS No. 133. In accordance with SFAS No. 133, the changes in fair value of these instruments are recorded in income. In addition, changes in the fair value attributable to the hedged portion of the underlying instrument are reported in income. We designate and account for the following as fair value hedges when they have met the effectiveness requirements of SFAS No. 133:
(i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) various types of interest rate swaps to convert fixed rate liabilities into floating rate liabilities; and (iii) other instruments to hedge various other fair value exposures of investments.

   We also enter into certain non-qualifying derivative instruments such as:
(i) interest rate swaps and financial futures to mitigate interest rate risk as part of managing regulatory capital positions; (ii) credit default swaps to enhance yield and reproduce characteristics of investments with similar terms and credit risk; and (iii) equity index options, interest rate swaps and financial futures to mitigate the risks associated with liabilities that have guaranteed minimum benefits.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Positions in derivative instruments

   The fair value of derivative instruments is based upon either prices obtained from market sources or pricing valuation models utilizing market inputs obtained from market sources. The following table sets forth our positions in derivative instruments and the fair values as of the dates indicated:

                                             December 31,
                        -------------------------------------------------------
                                   2008                        2007
                        --------------------------- ---------------------------
                        Notional                    Notional
 (Amounts in millions)   value   Assets Liabilities  value   Assets Liabilities
 ---------------------  -------- ------ ----------- -------- ------ -----------
 Interest rate swaps... $4,460.2 $510.4    $62.1    $2,513.7 $ 73.8    $24.4
 Financial futures.....  1,278.8     --       --        12.5     --       --
 Equity index options..    511.3  104.9       --       877.6  115.6       --
 Limited guarantee.....    250.0    5.4       --       250.0   23.9       --
 Credit default swaps..     56.1     --      5.1          --     --       --
                        -------- ------    -----    -------- ------    -----
    Total derivatives.. $6,556.4 $620.7    $67.2    $3,653.8 $213.3    $24.4
                        ======== ======    =====    ======== ======    =====

   The fair value of derivative assets was recorded in other invested assets and the fair value of derivative liabilities was recorded in other liabilities. As of December 31, 2008 and 2007, the fair value presented in the preceding table included $442.7 million and $150.9 million, respectively, of derivative assets and $47.9 million and $14.5 million, respectively, of derivative liabilities that did not qualify for hedge accounting.

   The fair value of embedded derivatives associated with our GMWB product liabilities, not included in the table above, was $769.9 million and $30.3 million as of December 31, 2008 and 2007, respectively, and is presented in policyholder account balances with the associated liability.

   Genworth provides a limited parental guarantee to Rivermont I which is accounted for as a derivative under SFAS No. 133 and carried at fair value. This derivative does not qualify for hedge accounting and therefore changes in fair value are reported in net investment gains (losses) in the consolidated statements of income. As of December 31, 2008 and 2007, the fair value of this derivative was $5.4 million and $23.9 million, respectively, and was recorded in other invested assets.

   Income effects of derivatives

   In the context of hedging relationships, "effectiveness" refers to the degree to which fair value changes in the hedging instrument offset corresponding fair value changes in the hedged item attributable to the risk being hedged. Certain elements of hedge positions cannot qualify for hedge accounting whether effective or not, and must therefore be marked to market through income. Time value of purchased options is the most common example of such elements in instruments we use. The ineffectiveness reported in the fair value of hedge positions for the twelve months ended December 31, 2008, 2007 and 2006 was not material. There were no amounts excluded from the measure of effectiveness in the twelve months ended December 31, 2008, 2007 and 2006 related to the hedge of future cash flows.

   We hold certain derivative instruments that do not qualify for hedge accounting. The changes in fair value of these instruments are recognized currently in net investment gains (losses). For the years ended December 31, 2008, 2007 and 2006, the effect on pre-tax income (loss) was $640.8 million, $30.2 million and $(2.3) million, respectively. The effect on pre-tax income
(loss) for changes in fair value of embedded derivatives associated with our GMWB product liabilities was $(727.5) million, $(34.7) million and $5.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Derivative counterparty credit risk

   We manage derivative counterparty credit risk on an individual counterparty basis, which means that gains and losses are netted for each counterparty to determine the amount at risk. We have set individual counterparty limits and consider our exposure to each counterparty by taking into account the specific exposures of each of our subsidiaries to such counterparty on an aggregate basis. If a counterparty exceeds credit exposure limits in terms of amounts owed to us, unless an exception is granted by management, no additional transactions are executed until the exposure with that counterparty is reduced to an amount that is within the established limit. All of our master swap agreements contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the other party's long-term unsecured debt rating or financial strength rating is below the limit defined in the applicable agreement. If the downgrade provisions had been triggered as of December 31, 2008, we could have been required to disburse up to $0.8 million and allowed to claim up to $199.5 million from counterparties. This represents the net fair value of losses and gains by counterparty, less $384.9 million of available collateral held. Of the $384.9 million of available collateral held, we were over collateralized by $30.1 million. As of December 31, 2008 and 2007, net fair value gains for each counterparty were $554.4 million and $193.1 million, respectively. As of December 31, 2008 and 2007, net fair value losses for each counterparty were $0.8 million and $4.2 million, respectively.

   Swaps and purchased options are conducted within our credit policy constraints. Our policy permits us to enter into derivative transactions with counterparties rated "A2" by Moody's and "A" by S&P if the agreements governing such transactions require us and the counterparties to provide collateral in certain circumstances. As of December 31, 2008, we retained collateral of $384.9 million related to these agreements including over collateralization from certain counterparties. Prior to the second quarter of 2008, there were no provisions requiring collateral for our derivative transactions. As of December 31, 2008 and 2007, we provided no collateral. The fair value of derivative positions presented above was not offset by the respective collateral amounts retained or provided under these agreements. The amounts recognized for the obligation to return collateral retained by us and the right to reclaim collateral from counterparties was recorded in other liabilities and other assets, respectively.

   Credit derivatives

   We sell protection under single name credit default swaps in combination with purchasing other investments to reproduce characteristics of similar investments based on the credit quality and term of the credit default swap. Credit default triggers for single name reference entities follow the Credit Derivatives Physical Settlement Matrix published by the International Swaps and Derivatives Association. Under these terms, credit default triggers are defined as bankruptcy, failure to pay or restructuring, if applicable. Our maximum exposure to credit loss equals the notional value of the credit default swaps. In the event of default, we are typically required to pay the protection holder the full notional value less a recovery rate determined at auction.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The following table sets forth our credit default swaps where we sell protection on single name reference entities and the fair values as of the date indicated:

                                                       December 31, 2008
                                               ---------------------------------
(Amounts in millions)                          Notional value Assets Liabilities
---------------------                          -------------- ------ -----------
Reference entity credit rating and maturity:
AAA
   Matures after one year through five years..     $ 6.0       $--      $0.5
A
   Matures after one year through five years..      16.5        --       1.4
   Matures after five years through ten years.       5.0        --       0.3
BBB
   Matures after one year through five years..      23.6        --       2.8
   Matures after five years through ten years.       5.0        --       0.1
                                                   -----       ---      ----
   Total single name credit default swaps.....     $56.1       $--      $5.1
                                                   =====       ===      ====

(5) Deferred Acquisition Costs

   Activity impacting deferred acquisition costs for the years ended
December 31:

(Amounts in millions)                                                2008      2007      2006
---------------------                                              --------  --------  --------
Unamortized balance as of January 1............................... $2,955.5  $2,668.1  $2,162.4
   Costs deferred.................................................    399.9     488.3     489.1
   Amortization, net of interest accretion........................   (202.0)    (97.8)    (49.6)
   Transfer of AML................................................       --    (103.1)       --
   Transfer due to reinsurance transaction with an affiliate/(1)/.    (16.1)       --        --
   Adjustments/(2)/...............................................       --        --      66.2
                                                                   --------  --------  --------
Unamortized balance as of December 31.............................  3,137.3   2,955.5   2,668.1
   Accumulated effect of net unrealized investment (gains) losses.    157.5       6.7      (8.1)
                                                                   --------  --------  --------
Balance as of December 31......................................... $3,294.8  $2,962.2  $2,660.0
                                                                   ========  ========  ========

--------
/(1)/See note 7 for a discussion of a reinsurance transaction with an affiliate. /(2)/The adjustments were the result of a reclassification from future policy benefits.

   Loss recognition testing of our fee-based products in our Retirement Income and Institutional segment resulted in an increase in amortization of DAC of $46.1 million in 2008 reflecting unfavorable equity market performance.

   As of December 31, 2008, we believe all of our other businesses have sufficient future income where the related DAC would be recoverable under adverse variations in mortality, withdrawal or lapse rate, maintenance expense or interest rates that could be considered reasonably likely to occur.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


(6) Intangible Assets and Goodwill

   The following table presents our intangible assets as of December 31:

                                                       2008                  2007
                                               --------------------  --------------------
                                                Gross                 Gross
                                               carrying Accumulated  carrying Accumulated
(Amounts in millions)                           amount  amortization  amount  amortization
---------------------                          -------- ------------ -------- ------------
Present value of future profits............... $  850.8   $(290.5)    $702.5    $(258.9)
Capitalized software..........................    139.5     (89.4)     113.7      (79.0)
Deferred sales inducements to contractholders.     41.6     (10.5)      27.6       (3.6)
Other.........................................      2.5      (2.5)       2.5       (2.5)
                                               --------   -------     ------    -------
   Total...................................... $1,034.4   $(392.9)    $846.3    $(344.0)
                                               ========   =======     ======    =======

   Amortization expense related to PVFP, capitalized software and other intangible assets for the years ended December 31, 2008, 2007 and 2006 was $42.0 million, $53.6 million and $62.4 million, respectively. Amortization expense related to deferred sales inducements of $6.9 million, $1.8 million and $1.0 million for the years ended December 31, 2008, 2007 and 2006, respectively, was included in benefits and other changes in policy reserves.

   (a) Present Value of Future Profits

   The following table presents the activity in PVFP for the years ended December 31:

(Amounts in millions)                                               2008    2007    2006
---------------------                                              ------  ------  ------
Unamortized balance as of January 1............................... $438.0  $512.6  $568.4
   Amortization...................................................  (55.9)  (75.2)  (87.0)
   Interest accreted at 5.8%, 5.6% and 5.8%, respectively.........   24.3    26.5    31.2
   Transfer of AML................................................     --   (25.5)     --
   Amount transferred due to a reinsurance transaction............     --    (0.4)     --
                                                                   ------  ------  ------
Unamortized balance as of December 31.............................  406.4   438.0   512.6
   Accumulated effect of net unrealized investment (gains) losses.  153.9     5.6   (22.1)
                                                                   ------  ------  ------
Balance as of December 31......................................... $560.3  $443.6  $490.5
                                                                   ======  ======  ======

   The percentage of the December 31, 2008 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, estimated to be amortized over each of the next five years is as follows:

                                   2009. 5.6%
                                   2010. 7.0%
                                   2011. 8.3%
                                   2012. 6.8%
                                   2013. 5.4%

   Amortization expense for PVFP in future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of business. Similarly, future amortization expense for other intangibles will depend on future acquisitions, dispositions and other business transactions.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   (b) Goodwill

   Our goodwill balance for the Protection segment was $450.9 million as of December 31, 2008 and 2007.

   Goodwill impairments

   During 2008, we completed our annual goodwill impairment analysis based on data as of July 1, 2008. Additionally, as a result of changes in the market environment during the second half of 2008, we performed an impairment analysis as of December 31. There was no charge to income as a result of our analyses.

   Continued deteriorating or adverse market conditions for certain businesses may have a significant impact on the fair value of our reporting units and could result in future impairments of goodwill. More specifically, our risks associated with future goodwill impairments are primarily related to exposure associated with traditional insurance risk.

(7) Reinsurance

   We reinsure a portion of our policy risks to other insurance companies in order to reduce our ultimate losses and to diversify our exposures. We also assume certain policy risks written by other insurance companies. Reinsurance accounting is followed for assumed and ceded transactions when there is adequate risk transfer. Otherwise, the deposit method of accounting is followed.

   Reinsurance does not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than the relationship discussed below with Union Fidelity Life Insurance Company ("UFLIC"), we do not have significant concentrations of reinsurance with any one reinsurer that could have a material impact on our financial position.

   As of December 31, 2008, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy was $5.0 million. We have a signed, binding letter of intent effective January 1, 2009 to coinsure approximately 60% of our new term life insurance. The retention limit for issue ages over 75 is $0.1 million; however, we increased the maximum amount to $0.5 million beginning January 1, 2007.

   On April 15, 2004, we entered into reinsurance transactions in which we ceded to UFLIC substantially all of our in-force blocks of variable annuities and structured settlements, excluding the RetireReady/SM/ Retirement Answer Variable Annuity product for contracts in-force prior to January 1, 2004. UFLIC also assumed any benefit or expense resulting from third-party reinsurance that we had on this block of business. As of December 31, 2008 and 2007, we had $3.0 billion and $5.8 billion, respectively, in retained assets that were attributable to the separate account portion of the variable annuity business and will make any payments with respect to that separate account portion directly from these assets. The reinsurance transactions with UFLIC were reported on our tax returns at fair value as determined for tax purposes, giving rise to a net reduction in current and deferred income tax liabilities and resulting in a net tax benefit. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Actual costs and expense allowance amounts are determined by expense studies conducted periodically. Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   To secure the payment of its obligations to us under these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation ("GE Capital"), an indirect subsidiary of GE, agreed to maintain sufficient capital in UFLIC to maintain UFLIC's risk-based capital ("RBC") at not less than 150% of its company action level, as defined from time to time by the National Association of Insurance Commissioners ("NAIC").

   We ceded to BLAC an additional $11,433.3 million of term life insurance in the fourth quarter of 2008. As part of this reinsurance transaction, we transferred DAC of $16.1 million. As of December 31, 2008, total term life insurance ceded to BLAC was $24,846.0 million.

   We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than with UFLIC, as of December 31, 2008, we had no significant concentrations of variable annuity net at risk reinsurance with any one reinsurer that could have a material impact on our results of operations. As of December 31, 2008, 31.3% of our reinsured life insurance net at risk exposure was ceded to one company.

   The following table sets forth net life insurance in-force as of December 31:

  (Amounts in millions)                     2008         2007         2006
  ---------------------                 -----------  -----------  -----------
  Direct life insurance in-force....... $ 561,124.7  $ 563,131.3  $ 580,923.9
  Amounts assumed from other companies.    90,883.2     80,205.1     51,281.5
  Amounts ceded to other companies.....  (303,820.9)  (226,524.7)  (237,098.8)
                                        -----------  -----------  -----------
  Net life insurance in-force.......... $ 348,187.0  $ 416,811.7  $ 395,106.6
                                        ===========  ===========  ===========
  Percentage of amount assumed to net..        26.1%        19.2%        13.0%
                                        ===========  ===========  ===========

   The following table sets forth the effects of reinsurance on premiums written and earned for the years ended December 31:

                                                Written                       Earned
                 -                   ----------------------------  ----------------------------
(Amounts in millions)                  2008      2007      2006      2008      2007      2006
---------------------                --------  --------  --------  --------  --------  --------
Direct.............................. $1,240.6  $1,267.1  $1,393.7  $1,242.8  $1,269.9  $1,394.7
Assumed.............................    254.3     148.5     101.3     249.3      58.8     101.3
Ceded...............................   (438.1)   (375.2)   (398.0)   (423.6)   (265.5)   (363.7)
                                     --------  --------  --------  --------  --------  --------
Net premiums........................ $1,056.8  $1,040.4  $1,097.0  $1,068.5  $1,063.2  $1,132.3
                                     ========  ========  ========  ========  ========  ========
Percentage of amount assumed to net.                                   23.3%      5.5%      8.9%
                                                                   ========  ========  ========

   Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $1,135.4 million, $1,098.5 million and $1,413.5 million during 2008, 2007 and 2006, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


(8) Insurance Reserves

   Future Policy Benefits

   The following table sets forth our recorded liabilities and the major assumptions underlying our future policy benefits as of December 31:

                                                 Mortality/
                                                 morbidity  Interest rate
(Amounts in millions)                            assumption  assumption     2008     2007
---------------------                            ---------- ------------- -------- --------
Structured settlements with life contingencies..     (a)     4.0% - 8.5%  $5,459.6 $5,516.9
Traditional life insurance contracts............     (b)     2.5% - 6.0%   2,245.1  2,119.1
Annuity contracts with life contingencies.......     (a)     4.0% - 8.5%   2,092.5  2,031.3
Supplementary contracts with life contingencies.     (a)     4.0% - 8.5%      54.6     55.1
Accident and health insurance contracts.........     (c)     4.5% - 7.0%      84.4     87.0
                                                                          -------- --------
   Total future policy benefits.................                          $9,936.2 $9,809.4
                                                                          ======== ========

--------
(a)Assumptions for limited-payment contracts come from either the United States Population Table, 1971 Individual Annuitant Mortality Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuitant Mortality Table and Company experience.
(b)Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables, the 1980 Commissioner's Standard Ordinary Table, the 1980 Commissioner's Extended Term Table, 2001 Commissioner's Standard Ordinary table and Company experience.
(c)The 1958 & 1980 Commissioner's Standard Ordinary Tables and the 2000 U.S. Annuity Table.

   Assumptions as to persistency are based on company experience.

   Policyholder Account Balances

   The following table sets forth our recorded liabilities for policyholder account balances as of December 31:

    (Amounts in millions)                                 2008      2007
    ---------------------                               --------- ---------
    FABNs, funding agreements and GICs................. $ 4,328.4 $ 4,619.8
    Annuity contracts..................................   3,240.7   2,855.8
    Structured settlements without life contingencies..   1,441.2   1,503.6
    Supplementary contracts without life contingencies.     239.7     325.6
    Variable universal life insurance contracts........      25.5      24.1
                                                        --------- ---------
       Total investment contracts......................   9,275.5   9,328.9
    Universal life insurance contracts.................   4,741.8   4,633.4
                                                        --------- ---------
       Total policyholder account balances............. $14,017.3 $13,962.3
                                                        ========= =========

   Certain Nontraditional Long-duration Contracts

   Our variable annuity contracts provide a basic GMDB which provides a minimum account value to be paid upon the annuitant's death. Some variable annuity contracts may permit contractholders to have the option to purchase through riders, at an additional charge, enhanced death benefits. Our separate account guarantees are primarily death benefits, but we also have some GMWBs and guaranteed annuitization benefits.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   As of December 31, 2008 and 2007, our liability associated with certain nontraditional long-duration contracts was approximately $6,253.7 million and $6,251.6 million, respectively.

   The following table sets forth total account values, net of reinsurance, with death benefit and living benefit guarantees as of the dates indicated:

                                                                          December 31,
                                                                        -----------------
(Dollar amounts in millions)                                              2008     2007
----------------------------                                            -------- --------
Account values with death benefit guarantees (net of reinsurance):
Standard death benefits (return of net deposits) account value......... $3,275.4 $3,853.2
Net amount at risk..................................................... $  764.8 $    4.7
Average attained age of contractholders................................       69       69

Enhanced death benefits (step-up, roll-up, payment protection) account value................................................................ $1,955.0 $2,195.9
Net amount at risk..................................................... $  750.6 $   30.2
Average attained age of contractholders................................       69       68

Account values with living benefit guarantees:
Guaranteed minimum withdrawal benefits................................. $2,734.7 $2,722.5
Guaranteed annuitization benefits...................................... $1,129.7 $1,451.9

   The GMDB liability for our variable annuity contracts with death benefits, net of reinsurance, was $31.3 million and $7.5 million as of December 31, 2008 and 2007, respectively.

   The assets supporting the separate accounts of the variable contracts are primarily mutual fund equity securities and are reflected in our consolidated balance sheets at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves.

   Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the consolidated statements of income. There were no gains or losses on transfers of assets from the general account to the separate accounts.

   The contracts underlying the GMWB and guaranteed annuitization benefits are considered "in the money" if the contractholder's benefit base, defined as the greater of the contract value or the protected value, is greater than the account value. As of December 31, 2008 and 2007, our exposure related to GMWB and guaranteed annuitization benefits contracts that were considered "in the money" was $1,092.2 million and $15.9 million, respectively. For GMWBs and guaranteed annuitization benefits, the only way the contractholder can monetize the excess of the benefit base over the account value of the contract is upon annuitization and the amount to be paid by us will either be in the form of a lump sum, or over the annuity period for certain GMWBs and guaranteed annuitization benefits.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Account balances of variable annuity contracts with living benefit guarantees were invested in separate account investment options as follows as of the dates indicated:

                                             December 31,
                                           -----------------
                    (Amounts in millions)    2008     2007
                    ---------------------  -------- --------
                     Balanced funds....... $2,681.3 $3,180.2
                     Bond funds...........    588.8    516.1
                     Equity funds.........    502.3    416.7
                     Money market funds...     72.4     30.4
                     Other................     19.6     31.0
                                           -------- --------
                        Total............. $3,864.4 $4,174.4
                                           ======== ========

(9) Liability for Policy and Contract Claims

   The following table sets forth changes in the liability for policy and contract claims for the years ended December 31:

       (Amounts in millions)                     2008     2007     2006
       ---------------------                   -------  -------  -------
       Balance as of January 1................ $ 263.1  $ 279.3  $ 322.1
       Less reinsurance recoverables..........  (113.6)  (119.4)  (152.0)
                                               -------  -------  -------
          Net balance as of January 1.........   149.5    159.9    170.1
                                               -------  -------  -------
       Amounts related to transfer of AML.....      --     (3.2)      --

       Incurred related to insured events of:
          Current year........................   365.5    449.2    487.1
          Prior years.........................    36.6    (80.0)    (1.6)
                                               -------  -------  -------
              Total incurred..................   402.1    369.2    485.5
                                               -------  -------  -------
       Paid related to insured events of:
          Current year........................  (345.1)  (309.9)  (397.0)
          Prior years.........................   (37.6)   (66.5)   (98.7)
                                               -------  -------  -------
              Total paid......................  (382.7)  (376.4)  (495.7)
                                               -------  -------  -------
          Net balance as of December 31.......   168.9    149.5    159.9
                                               -------  -------  -------
       Add reinsurance recoverables...........   112.0    113.6    119.4
                                               -------  -------  -------
       Balance as of December 31.............. $ 280.9  $ 263.1  $ 279.3
                                               =======  =======  =======

   The change in prior years' incurred liabilities primarily relates to favorable and unfavorable developments in claims incurred but not reported for our accident and health insurance business. In general, our insurance contracts are not subject to premiums experience adjustments as a result of prior year effects.

(10) Non-recourse Funding Obligations

   We have issued non-recourse funding obligations in connection with our capital management strategy related to our term and universal life insurance products.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The following table sets forth the non-recourse funding obligations (surplus notes) of the River Lake and Rivermont Life Insurance Companies, wholly-owned, special purpose consolidated captive insurance subsidiaries as of December 31:

                (Amounts in millions)
                ---------------------
                Issuance                        2008     2007
                --------                      -------- --------
                River Lake I (a), due 2033... $  600.0 $  600.0
                River Lake I (b), due 2033...    500.0    500.0
                River Lake II (a), due 2035..    300.0    300.0
                River Lake II (b), due 2035..    550.0    550.0
                River Lake III (a), due 2036.    500.0    500.0
                River Lake III (b), due 2036.    250.0    250.0
                River Lake IV (b), due 2028..    540.0    540.0
                Rivermont I (a), due 2050....    315.0    315.0
                                              -------- --------
                   Total..................... $3,555.0 $3,555.0
                                              ======== ========

--------
(a)Accrual of interest based on one-month LIBOR that resets every 28 days plus a fixed margin. However, in the fourth quarter of 2008, the accrual of interest was based on a fixed rate. In January 2009, the accrual of interest was based on one-month LIBOR that resets ever 28 days plus a fixed margin.
(b)Accrual of interest based on one-month LIBOR that resets on a specified date each month plus a contractual margin.

   The floating rate notes have been deposited into a series of trusts that have issued money market or term securities. Both principal and interest payments on the money market and term securities are guaranteed by a third-party insurance company. The holders of the money market or term securities cannot require repayment from us or any of our subsidiaries, other than the River Lake and Rivermont Insurance Companies, as applicable, the direct issuers of the notes. Genworth has provided a limited guarantee to Rivermont I, where under adverse interest rate, mortality or lapse scenarios (or combination thereof), which we consider remote, Genworth may be required to provide additional funds to Rivermont I. We have agreed to indemnify the issuers and the third-party insurer for certain limited costs related to the issuance of these obligations.

   Any payment of principal, including by redemption, or interest on the notes may only be made with the prior approval of the Director of Insurance of the state of South Carolina in accordance with the terms of its licensing orders and in accordance with applicable law, except for non-recourse funding obligations issued by River Lake IV, a Bermuda domiciled insurance company. River Lake IV may repay principal up to 15% of its capital without prior approval. The holders of the notes have no rights to accelerate payment of principal of the notes under any circumstances, including without limitation, for nonpayment or breach of any covenant. Each issuer reserves the right to repay the notes that it has issued at any time, subject to prior regulatory approval.

   Of these obligations, $1.7 billion were guaranteed by third-party financial guaranty insurance companies and the interest rates on these obligations are subject to rate resets triggered by negative rating agency action on the third-party financial guaranty insurance companies that guarantee these obligations. In February 2008, the rate was reset from the December 2007 rate on $0.5 billion of the $1.7 billion of non-recourse funding obligations to the highest contractual margin to the related underlying index rate due to further downgrades on the third-party financial guaranty insurance company that guarantees these obligations. In June 2008, the maximum rate on the remaining $1.2 billion was contractually reset to the highest margin to the related underlying index rate due to the third-party financial guaranty insurance company that guarantees these obligations being downgraded and placed on negative outlook.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The weighted average interest rate on the non-recourse funding obligations as of December 31, 2008 and 2007 was 3.8% and 5.8%, respectively, reflecting the decline in the underlying index rate.

(11) Income Taxes

   The total provision for income taxes for the years ended December 31 was as follows:

         (Amounts in millions)                  2008     2007    2006
         ---------------------                -------  -------  ------
         Current federal income tax.......... $(107.7) $(107.6) $(55.1)
         Deferred federal income tax.........  (101.9)   213.2   233.0
                                              -------  -------  ------
            Total federal income tax.........  (209.6)   105.6   177.9
                                              -------  -------  ------
         Current state income tax............     3.8     (6.8)    7.5
         Deferred state income tax...........    (6.5)     2.5     3.0
                                              -------  -------  ------
            Total state income tax...........    (2.7)    (4.3)   10.5
                                              -------  -------  ------
            Total provision for income taxes. $(212.3) $ 101.3  $188.4
                                              =======  =======  ======

   Our current income tax receivable was $163.8 million and $112.4 million as of December 31, 2008 and 2007, respectively, and was included in other assets in the consolidated balance sheets. In 2008, we recorded $4.2 million in additional paid-in capital as a deemed capital contribution related to the assumption of a liability for tax contingency reserves by our indirect parent, GNA. The contribution was offset by an increase in tax expense resulting in no net impact to total stockholder's equity. In 2007, we recorded $9.1 million in retained earnings as a deemed dividend related to the assumption of a liability for tax contingency reserves from our indirect parent, GNA. The dividend was offset by a decrease in tax expense resulting in no net impact to total stockholder's equity. Additionally, in 2007, we recorded $52.7 million in retained earnings related to deferred taxes on prior year ceding commissions. We recorded $3.5 million in additional paid-in capital as a deemed capital contribution related to the assumption of a liability for tax contingency reserves by our indirect parent, GNA, in 2006. The contribution was offset by an increase in tax expense resulting in no net impact to total stockholder's equity.

   The reconciliation of the federal statutory tax rate to the effective income tax rate for the years ended December 31 was as follows:

                                                           2008  2007  2006
                                                           ----  ----  ----
    Statutory U.S. federal income tax rate................ 35.0% 35.0% 35.0%
    Increase (reduction) in rate resulting from:
       State income tax, net of federal income tax effect.  0.4  (0.3)  1.2
       Benefit of tax favored investments.................  1.0  (8.8) (1.5)
       Interest on uncertain tax positions................  0.2  (1.0) (0.6)
       Other, net......................................... (0.2)  0.1   0.3
                                                           ----  ----  ----
    Effective rate........................................ 36.4% 25.0% 34.4%
                                                           ====  ====  ====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The components of the net deferred income tax liability as of December 31 were as follows:

      (Amounts in millions)                                2008     2007
      ---------------------                              -------- --------
      Assets:
         Investments.................................... $  183.2 $   32.6
         Net unrealized losses on investment securities.    823.0    179.9
         Accrued expenses...............................      8.5      1.9
         Net operating loss carryforwards...............    136.0    248.5
         Other..........................................     52.4     33.9
                                                         -------- --------
             Total deferred income tax assets...........  1,203.1    496.8
                                                         -------- --------
      Liabilities:
         Insurance reserves.............................    422.8    552.5
         Net unrealized gains on derivatives............      0.1      0.1
         Present value of future profits................    139.3    141.0
         Deferred acquisition costs.....................    876.9    804.4
         Other..........................................     87.8     76.7
                                                         -------- --------
             Total deferred income tax liabilities......  1,526.9  1,574.7
                                                         -------- --------
             Net deferred income tax liability.......... $  323.8 $1,077.9
                                                         ======== ========

   Based on our analysis, we believe it is more likely than not that the results of future operations and the implementations of tax planning strategies will generate sufficient taxable income to enable us to realize the remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

   Net operating loss ("NOL") carryforwards amounted to $388.6 million as of December 31, 2008, and if unused, will expire beginning in 2022.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

          (Amounts in millions)                          2008   2007
          ---------------------                         -----  ------
          Balance as of January 1...................... $51.0  $ 74.3
          Tax positions related to the current period:
             Gross additions...........................   1.7     0.5
             Gross reductions..........................  (1.7)     --
          Tax positions related to the prior years:
             Gross additions...........................  19.8     0.5
             Gross reductions..........................  (2.4)  (24.0)
          Settlements..................................  (0.6)   (0.3)
                                                        -----  ------
          Balance as of December 31.................... $67.8  $ 51.0
                                                        =====  ======

   The total amount of unrecognized tax benefits was $67.8 million as of December 31, 2008, of which $48.0 million, if recognized, would affect the effective rate on operations.

   We recognize accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. During the years ended
December 31, 2008, 2007 and 2006, we incurred approximately $0.4 million, $(3.4) million and $(1.4) million, respectively, of interest and penalties. We had approximately $2.7 million and $1.9 million, respectively, of interest and penalties accrued as of December 31, 2008 and 2007.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   We file U.S. federal income tax returns and various state income tax returns. With few exceptions, we are no longer subject to U.S. federal income tax examinations for years prior to 2000. Potential state and local examinations for those years are generally restricted to results that are based on closed U.S. federal examinations. The Internal Revenue Service ("IRS") is currently reviewing our U.S. income tax returns for the 2005 and 2006 tax years. Certain issues from the 2003 and 2004 audit cycle have been timely protested and will be subject to review by the Internal Revenue Service appeals division. For those companies that filed consolidated returns with former parent GE in 2003 and 2004 before the initial public offering ("IPO") (which included the pre-IPO related transactions), the portion of the GE consolidated return allocated to such companies is still subject to IRS examination. Certain issues from the 2000 through 2002 audit cycle are agreed upon with the Internal Revenue Service appeals division and are in the process of being prepared for review by the Joint Committee of Taxation.

   We believe it is reasonably possible that in 2009, as a result of our open audits and appeals, up to $44.5 million of unrecognized tax benefits related to certain life insurance deductions will be recognized.

(12) Supplemental Cash Flow Information

   Net cash received for taxes was $56.7 million, $213.3 million and $107.3 million for the years ended December 31, 2008, 2007 and 2006, respectively. Cash paid for interest related to our non-recourse funding obligations was $162.4 million, $177.0 million and $116.6 million for the years ended December 31, 2008, 2007 and 2006, respectively.

   For a discussion of dividends paid to our stockholder, see note 17.

   The following table details these transactions as well as other non-cash items for the years ended December 31:

(Amounts in millions)                                                   2008  2007 2006
---------------------                                                  -----  ---- -----
Supplemental schedule of non-cash investing and financing activities:
   Capital contribution from parent................................... $10.9  $ -- $  --
   Tax contingencies and other tax related items......................  (4.2)  9.1   4.3
   Change in collateral for securities lending transactions...........    --    --   6.9
                                                                       -----  ---- -----
   Total other non-cash transactions.................................. $ 6.7  $9.1 $11.2
                                                                       =====  ==== =====

(13) Related Party Transactions

   We and other direct and indirect subsidiaries of Genworth are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are made quarterly.

   Under this agreement, amounts incurred for these items aggregated $268.8 million, $326.0 million and $297.2 million for the years ended December 31, 2008, 2007 and 2006, respectively. We also charged affiliates for certain services and for the use of facilities and equipment, which aggregated $118.1 million, $115.3 million and $175.3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   We pay Genworth, our ultimate parent, for investment related services. We paid $20.5 million, $15.7 million and $15.6 million to Genworth in 2008, 2007 and 2006, respectively. We also paid GE Asset Management Incorporated ("GEAM"), an affiliate of GE, for investment services under an investment management agreement. We paid $1.1 million in 2006 to GEAM under this agreement. GEAM related party information is only presented for the first quarter of 2006 as GE and its affiliates ceased to be a related party as of that point in time.

   We pay interest on outstanding amounts under a credit funding agreement with GNA, our indirect parent. For the year ended December 31, 2008, we incurred no interest expense under this agreement. Interest expense under this agreement was $0.5 million and $0.7 million for the years ended December 31, 2007 and 2006, respectively. We pay interest at the cost of funds of GNA, which was 1.5%, 4.4% and 5.2%, as of December 31, 2008, 2007 and 2006, respectively. GNA owed us $0.5 million as of December 31, 2008 and 2007, which was included in other assets in the consolidated balance sheets. During 2008, we borrowed and then repaid $271.8 million to GNA and as of December 31, 2008, there were no amounts outstanding under this agreement.

(14) Commitments and Contingencies

   (a) Litigation

   We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts which may remain unknown for substantial periods of time. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations. At this time, it is not feasible to predict, nor to determine the ultimate outcomes of all pending investigations and legal proceedings, nor to provide reasonable ranges of potential losses.

   (b) Commitments

   As of December 31, 2008, we were committed to fund $111.4 million in limited partnership investments.

   In December 2007, GLAIC entered into a $550.0 million Letter of Credit and Reimbursement Agreement (the "LOC Agreement") as guarantor with River Lake Insurance Company V ("River Lake V"), an indirect subsidiary, and a third-party bank that serves as the administrative agent. Genworth, our ultimate parent, guaranteed the complete and timely performance of all of River Lake V's obligations under the LOC Agreement, which was terminated on September 11, 2008. It was replaced with letters of credit by other third-party banks that required Genworth to provide parental support under certain circumstances in an amount up to $100.0 million. After the downgrade of its holding company, Genworth fully satisfied this obligation in December 2008. Therefore, there was no outstanding commitment as of December 31, 2008.

   On December 30, 2008, GLAIC entered into a reinsurance treaty with River Lake Insurance Company VI ("River Lake VI"), a subsidiary of GLAIC, effective October 1, 2008 (the "Reinsurance Treaty"). In conjunction with the Reinsurance Treaty, on December 30, 2008, River Lake VI delivered to GLAIC a $200.0 million conditional Letter of Credit issued by a third-party bank.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   (c) Guarantees

   We guaranteed the payment of certain structured settlement benefits sold by Assigned Settlement, Inc., our wholly-owned subsidiary, from March 2004 through December 2005 which were funded by products of our parent and one of our affiliates. The structured settlement reserves related to this guarantee were $273.6 million as of December 31, 2008.

(15) Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosure of fair value; such items include cash and cash equivalents, investment securities, separate accounts, securities held as collateral and derivative financial instruments. Other financial assets and liabilities--those not carried at fair value--are discussed below. Apart from certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the financial instrument.

   The basis on which we estimate fair value is as follows:

   Commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates at which similar loans would have been made to similar borrowers.

   Other invested assets. Based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates using the most recent data available for the related instrument. Primarily represents short-term investments, cost method limited partnerships accounted for under the cost method and bank loans.

   Borrowings and related instruments. Based on market quotes or comparable market transactions.

   Investment contracts. Based on expected future cash flows, discounted at current market rates for annuity contracts or institutional products.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The following represents the fair value of financial assets and liabilities as of December 31:

                                                            2008                         2007
                                                ---------------------------- ----------------------------
                                                Notional Carrying            Notional Carrying
(Amounts in millions)                            amount   amount  Fair value  amount   amount  Fair value
---------------------                           -------- -------- ---------- -------- -------- ----------
Assets:
   Commercial mortgage loans...................  $   (a) $2,704.1  $2,501.2   $   (a) $2,968.1  $3,075.1
   Other invested assets.......................      (a)    992.9   1,006.6       (a)    109.8     134.1
Liabilities:
   Borrowings and related instruments:
       Non-recourse funding obligations(b).....      (a)  3,555.0   2,757.0       (a)  3,555.0   3,516.8
       Investment contracts....................      (a)  9,275.5   8,340.6       (a)  9,328.9   9,477.3
Other firm commitments:
   Ordinary course of business lending
     commitments...............................      --        --        --     15.4        --        --
   Commitments to fund limited
     partnerships..............................   111.4        --        --    150.3        --        --

--------
(a)These financial instruments do not have notional amounts.
(b)See note 10.

   Recurring Fair Value Measurements

   The following table sets forth our assets that were measured at fair value on a recurring basis as of the date indicated:

                                                           December 31, 2008
                                                  ------------------------------------
(Amounts in millions)                               Total   Level 1  Level 2  Level 3
---------------------                             --------- -------- -------- --------
Investments:
   Fixed maturity securities, available-for-sale. $10,771.7 $     -- $6,866.1 $3,905.6
   Equity securities, available-for-sale.........      90.0     22.9     12.2     54.9
   Other invested assets/(a)/....................   1,326.0       --  1,005.4    320.6
Separate account assets..........................   8,501.9  8,501.9       --       --
                                                  --------- -------- -------- --------
       Total assets.............................. $20,689.6 $8,524.8 $7,883.7 $4,281.1
                                                  ========= ======== ======== ========

--------
/(a)/Represents derivatives, trading securities, restricted other invested assets and securities held as collateral.

   The following table sets forth our liabilities that were measured at fair value on a recurring basis as of the date indicated:

                                                 December 31, 2008
                                           ------------------------------
       (Amounts in millions)               Total  Level 1 Level 2 Level 3
       ---------------------               ------ ------- ------- -------
       Policyholder account balances/(a)/. $769.9   $--    $  --  $769.9
       Other liabilities/(b)/.............   67.2    --     67.2      --
                                           ------   ---    -----  ------
          Total liabilities............... $837.1   $--    $67.2  $769.9
                                           ======   ===    =====  ======

--------
/(a)/Represents embedded derivatives associated with our GMWB liabilities. /(b)/Represents derivative instruments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Given the inherent uncertainty of estimating fair value when there is not an active market, the estimated fair values would likely differ, and perhaps significantly, from the value that would have been used had an active market for these investments existed.

   The following table presents additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of and for the date indicated:

                                                                             Year ended December 31, 2008
                              -                               ---------------------------------------------------------
                                                                Fixed maturity         Equity         Other
                                                                 securities,        securities,      invested
(Amounts in millions)                                         available-for-sale available-for-sale assets/(a)/   Total
---------------------                                         ------------------ ------------------ ----------  --------
Beginning balance as of January 1, 2008......................      $2,044.2            $ 5.1         $ 227.2    $2,276.5
   Total realized and unrealized gains (losses):
       Included in net income (loss).........................        (618.8)             0.8           247.4      (370.6)
       Included in other comprehensive
         income (loss).......................................        (682.8)            (0.7)          (14.8)     (698.3)
   Purchases, sales, issuances and settlements, net..........        (392.4)            24.7          (271.7)     (639.4)
   Transfers in (out) of Level 3.............................       3,555.4             25.0           132.5     3,712.9
                                                                   --------            -----         -------    --------
Ending balance as of December 31, 2008.......................      $3,905.6            $54.9         $ 320.6    $4,281.1
                                                                   ========            =====         =======    ========
Amount of total gains (losses) for the period included in
  net income (loss) attributable to the change in
  unrealized gains (losses) relating to assets still held as
  of the reporting date......................................      $ (607.2)           $  --         $ 248.8    $ (358.4)
                                                                   ========            =====         =======    ========

--------
/(a)/Includes certain trading securities, restricted other invested assets and derivatives.

   The following table presents additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of and for the date indicated:

                                                                                            Year ended
                                                                                         December 31, 2008
                                           -                                             -----------------
                                                                                           Policyholder
                                                                                              account
(Amounts in millions)                                                                      balances/(a)/
---------------------                                                                    -----------------
Beginning balance as of January 1, 2008.................................................      $ 30.3
   Total realized and unrealized (gains) losses:
       Included in net (income) loss....................................................       725.1
       Included in other comprehensive (income) loss....................................          --
   Purchases, sales, issuances and settlements, net.....................................        14.5
   Transfers in (out) of Level 3........................................................          --
                                                                                              ------
Ending balance as of December 31, 2008..................................................      $769.9
                                                                                              ======
Amount of total (gains) losses for the period included in net (income) loss attributable to the change in unrealized (gains) losses relating to liabilities still
  held as of the reporting date.........................................................      $728.1
                                                                                              ======

--------
/(a)/Includes embedded derivatives associated with our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either net investment gains (losses) within the consolidated statements of income or other comprehensive income (loss) within stockholder's equity based on the appropriate accounting treatment for the instrument.

   Purchases, sales, issuances and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases and sales of fixed maturity, equity and trading securities and purchases and settlements of derivative instruments.

   Purchases, sales, issuances and settlements, net, presented for policyholder account balances represent the issuances and settlements of embedded derivatives associated with our GMWB liabilities where: issuances are characterized as the change in fair value associated with the product fees recognized that are attributed to the embedded derivative to equal the expected future benefit costs upon issuance; and settlements are characterized as the change in fair value upon exercising the embedded derivative instrument, effectively representing a settlement of the embedded derivative instrument. We have shown these changes in fair value separately based on the classification of this activity as effectively issuing and settling the embedded derivative instrument with all remaining changes in the fair value of these embedded derivative instruments being shown separately in the category labeled "included in net (income) loss" in the table presented above.

   The amount presented for unrealized gains (losses) for assets and liabilities still held as of the reporting date primarily represents impairments for available-for-sale securities, changes in fair value of trading securities and certain derivatives and changes in fair value of embedded derivatives associated with our GMWB liabilities that exist as of the reporting date, which were recorded in net investment gains (losses).

   Non-recurring Fair Value Measurements

   As of December 31, 2008, we held investments in bank loans that were recorded at the lower of cost or fair value and were recorded in other invested assets. As of December 31, 2008, all bank loans were recorded at fair value, which was lower than their respective cost. Accordingly, for the year ended December 31, 2008, we recorded $5.7 million of fair value loss adjustments which were included in net investment gains (losses) in the consolidated statement of income. Fair value for bank loans was determined using inputs based on market observable information and was classified as Level 2.

(16) Non-controlled Entities

   We have used third-party entities to facilitate asset securitizations. Disclosure requirements related to off-balance sheet arrangements encompass a broader array of arrangements than those at risk for consolidation. These arrangements include transactions with conduits that are sponsored by third parties.

   Total securitized assets were as follows as of December 31:

                   (Amounts in millions)         2008   2007
                   ---------------------        ------ ------
                   Assets secured by:
                   Commercial mortgage loans... $ 92.3 $106.5
                   Fixed maturity securities...   62.9   79.7
                   Other receivables...........   86.8   93.2
                                                ------ ------
                      Total securitized assets. $242.0 $279.4
                                                ====== ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Each of the categories of assets shown in the table above represents portfolios of assets that are highly rated. Examples of each category include: commercial mortgage loans--loans on diversified commercial property; fixed maturity securities--domestic and foreign, corporate and government securities; and other receivables--primarily policy loans.

   We evaluated the economic, liquidity and credit risk related to the above Qualified Special Purpose Entities ("QSPEs") and believed that the likelihood was remote that any such arrangements could have had a significant adverse effect on our results of operations, liquidity or financial position. Financial support for certain QSPEs was provided under credit support agreements in which Genworth provided limited recourse for a maximum of $119.0 million of credit losses. Assets with credit support were funded by demand notes that were further enhanced with support provided by a third-party. We recorded liabilities for such guarantees based on our best estimate of probable losses. For 2008 and 2007, no QSPE has incurred any defaults.

   Sales of securitized assets to QSPEs resulted in a gain or loss amounting to the net of sales proceeds, the carrying amount of net assets sold, the fair value of servicing rights and retained interests and an allowance for losses. There were no off-balance sheet securitization transactions in 2008, 2007 and 2006.

   Amounts recognized in our consolidated financial statements related to such sales that were recorded in fixed maturity securities were as follows:

                                               December 31,
                                           ---------------------
                                              2008       2007
                                           ---------- ----------
                                                Fair       Fair
               (Amounts in millions)       Cost value Cost value
               ---------------------       ---- ----- ---- -----
               Retained interests--assets. $6.3 $14.5 $7.5 $15.8
               Servicing assets...........   --    --   --    --
               Recourse liability.........   --    --   --    --
                                           ---- ----- ---- -----
                  Total................... $6.3 $14.5 $7.5 $15.8
                                           ==== ===== ==== =====

   Retained interests. In certain securitization transactions, we retained an interest in transferred assets. Those interests take various forms and may be subject to credit prepayment and interest rate risks. When we securitized receivables, we determined the fair value based on discounted cash flow models that incorporate, among other things, assumptions including credit losses, prepayment speeds and discount rates. These assumptions were based on our experience, market trends and anticipated performance related to the particular assets securitized. Subsequent to recording retained interests, we reviewed recorded values quarterly in the same manner and using current assumptions.

   Servicing assets. Following a securitization transaction, we retained the responsibility for servicing the receivables, and as such, were entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There were no servicing assets nor liabilities recorded as the benefits of servicing the assets were adequate to compensate an independent servicer for its servicing responsibilities.

   Recourse liability. As described previously, under credit support agreements, we provided recourse for credit losses in special purpose entities. We provided for expected credit losses under these agreements and such amounts approximated fair value.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


(17) Restrictions on Dividends

   Insurance companies are restricted by state regulations as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on the greater of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits on our earned surplus require formal approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia. Based on statutory results as of December 31, 2008, we are able to distribute $193.1 million in dividends in 2009 without obtaining regulatory approval. Based on statutory results as of December 31, 2008, we estimate our insurance subsidiaries could pay dividends of approximately $4.0 million to us in 2009 without obtaining regulatory approval.

   There were no common stock dividends declared in 2008 or 2007. In 2006, we declared and paid a common stock dividend of $450.0 million.

   In addition to the common stock dividends, we declared and paid preferred stock dividends. Dividends on the Series A Preferred Stock were cumulative and payable semi-annually when, and if, declared by the Board of Directors at an annual rate of 8.0% of the par value. On December 29, 2006, we redeemed 10,000 shares of our 120,000 shares of Series A Preferred Stock, par value $1,000 per share. We paid an additional $0.1 million in accrued dividends on the redeemed shares. On January 22, 2007, the Board of Directors authorized the redemption of the remaining 110,000 outstanding shares of Series A Preferred Stock for par value of $110.0 million and $2.2 million in accrued dividends on the redeemed shares. On March 12, 2007, we redeemed the remaining outstanding preferred shares for par value of $110.0 million and paid $2.5 million in dividends on the redeemed preferred shares. On April 30, 2007, the issued shares of preferred stock were retired. For the year ended December 31, 2006, we declared and paid preferred stock dividends of $9.6 million.

(18) Supplemental Statutory Financial Data

   We file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and stockholder's equity. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. Our insurance subsidiaries have no permitted accounting practices, except for River Lake V and River Lake VI. River Lake V was granted a permitted accounting practice from the state of Vermont to carry its reserves on a U.S. GAAP basis. River Lake VI was granted a permitted accounting practice from the state of Delaware to record a portion of the undrawn amount of its existing letter of credit and any additional letters of credit as gross paid-in and contributed surplus, thereby including such amounts in the Company's statutory surplus. The amount of the letters of credit recorded as gross paid-in and contributed surplus is equal to the excess of statutory reserves less the economic reserves.

   The tables below include our combined statutory net income (losses) and statutory capital and surplus:

                                                                    Years ended December 31,
                                                                   -------------------------
(Amounts in millions)                                                2008   2007/(a)/   2006
---------------------                                              -------  --------  -------
GLAIC and our life insurance subsidiaries, excluding captive life
  reinsurance subsidiaries........................................ $(245.7) $ 325.1   $ 538.0
Captive life reinsurance subsidiaries combined statutory net loss.  (330.2)  (413.3)   (894.7)
                                                                   -------  -------   -------
   Combined statutory net income (losses)......................... $(575.9) $ (88.2)  $(356.7)
                                                                   =======  =======   =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


                                                   As of December 31,
                                                   -----------------
           (Amounts in millions)                     2008   2007/(a)/
           ---------------------                   -------- --------
           Combined statutory capital and surplus. $1,971.0 $1,414.2

--------
/(a)/In July 2008, the State Corporation Commission, Bureau of Insurance of the
     Commonwealth of Virginia directed our Company to amend its 2007 statutory annual statement filing to reflect a revision to statutory survivorship universal life insurance reserves. The 2007 amounts have been revised to reflect the amended net loss and capital and surplus.

   Statutory net income (loss) from our captive life reinsurance subsidiaries relate to their assumption reinsurance of statutorily required term and universal life insurance reserves from our life insurance companies. These reserves are, in turn, funded through the issuance of surplus notes (non-recourse funding obligations) to third parties. Accordingly, the combined statutory net income and distributable income of GLAIC and our life insurance subsidiaries are not affected by the statutory net income (loss) of the captives, except to the extent dividends are received from captives. The combined statutory capital and surplus of GLAIC and our life insurance subsidiaries does not include the capital and surplus of our captive life reinsurance subsidiaries of $1,313.5 million and $1,081.8 million as of December 31, 2008 and 2007, respectively. Capital and surplus of our captive life reinsurance subsidiaries, excluding River Lake V and River Lake VI, includes surplus notes (non-recourse funding obligations) as further described in note 10.

   We currently have an RBC ratio that exceeds the minimum levels required by applicable insurance regulations. However, the impairments in our investment portfolio during the three months ended September 30, 2008 would have had a material adverse impact on our RBC ratio had our holding company not strengthened our capital levels. In particular, in connection with the preparation of our statutory financial statements for the third quarter, our parent company contributed $600.0 million of additional capital to us.

   On February 24, 2009, GLIC delivered to GLICNY a capital contribution of $150.0 million on behalf of itself and GLAIC in proportion to their ownership interests of 65.5% and 34.5%, respectively. Accordingly, the portion of the contribution attributable to GLAIC was $51.8 million. On December 30, 2008, GLIC delivered to GLICNY a capital contribution of $31.5 million on behalf of itself and GLAIC in proportion to their ownership interests of 65.5% and 34.5%, respectively. Accordingly, the portion of the contribution attributable to GLAIC was $10.9 million.

   In July 2008, the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia directed us to amend our 2007 statutory annual statement filing to reflect a revision to our statutory survivorship universal life insurance reserves. As amended, combined statutory net loss was $88.3 million, capital and surplus was $1,414.2 million and our dividend capacity was $440.9 million. As of December 31, 2007, GLAIC and its subsidiaries continued to exceed the minimum required RBC levels as amended.

   The NAIC has adopted RBC requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset risk;
(ii) insurance risk; (iii) interest rate risk; and (iv) business risk. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, management periodically monitors the RBC level of GLAIC and its subsidiaries. As of December 31, 2008 and 2007, GLAIC and its subsidiaries exceeded the minimum required RBC levels.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


(19) Segment Information

   We conduct our operations in two business segments: (1) Protection, which includes term and universal life insurance and Medicare supplement insurance; and (2) Retirement Income and Institutional, which principally includes fixed and variable deferred and immediate individual annuities, group variable annuities offered through retirement plans and institutional products. Institutional products include FABNs, funding agreements and GICs. We also have Corporate and Other activities which include income and expenses not allocated to the segments.

   We allocate net investment gains (losses) from Corporate and Other to our Protection and Retirement Income and Institutional segments using an approach based principally upon the investment portfolios established to support each of those segments' products and targeted capital levels.

   We use the same accounting policies and procedures to measure segment income and assets as we use to measure our consolidated net income and assets. Segment income represents the basis on which the performance of our business is assessed by management. Premiums and fees, other income, benefits, acquisition and operating expenses and policy-related amortization are attributed directly to each operating segment. Net investment income and invested assets are allocated based on the assets required to support the underlying liabilities and capital of the products included in each segment.

   See note 1 for further discussion of our principal product lines within the aforementioned segments.

   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2008:

                                                                        Retirement
                                                                        Income and   Corporate
(Amounts in millions)                                       Protection Institutional and Other Consolidated
---------------------                                       ---------- ------------- --------- ------------
Premiums................................................... $   920.3    $   148.2   $     --   $ 1,068.5
Net investment income......................................     522.0        428.9       (2.6)      948.3
Net investment gains (losses)..............................    (424.9)      (479.6)     (32.2)     (936.7)
Policy fees and other income...............................     345.1        262.6         --       607.7
                                                            ---------    ---------   --------   ---------
   Total revenues..........................................   1,362.5        360.1      (34.8)    1,687.8
                                                            ---------    ---------   --------   ---------
Benefits and other changes in policy reserves..............     773.6        365.2         --     1,138.8
Interest credited..........................................     219.2        231.5         --       450.7
Acquisition and operating expenses, net of deferrals.......     163.2         87.9       19.1       270.2
Amortization of deferred acquisition costs and intangibles.     116.4        127.6         --       244.0
Interest expense...........................................     168.1           --         --       168.1
                                                            ---------    ---------   --------   ---------
   Total benefits and expenses.............................   1,440.5        812.2       19.1     2,271.8
                                                            ---------    ---------   --------   ---------
Income (loss) before income taxes and equity in net income
  (loss) of unconsolidated subsidiary......................     (78.0)      (452.1)     (53.9)     (584.0)
Provision (benefit) for income taxes.......................     (26.5)      (165.4)     (20.4)     (212.3)
                                                            ---------    ---------   --------   ---------
Income (loss) before equity in net income (loss) of
  unconsolidated subsidiary................................     (51.5)      (286.7)     (33.5)     (371.7)
Equity in net income (loss) of unconsolidated subsidiary...        --           --      (37.6)      (37.6)
                                                            ---------    ---------   --------   ---------
Net income (loss).......................................... $   (51.5)   $  (286.7)  $  (71.1)  $  (409.3)
                                                            =========    =========   ========   =========

Total assets............................................... $14,926.2    $24,886.2   $1,558.4   $41,370.8
                                                            =========    =========   ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2007:

                                                                         Retirement
                                                                         Income and   Corporate
(Amounts in millions)                                        Protection Institutional and Other Consolidated
---------------------                                        ---------- ------------- --------- ------------
Premiums.................................................... $   891.9    $   171.3   $     --   $ 1,063.2
Net investment income.......................................     609.3        570.6       10.0     1,189.9
Net investment gains (losses)...............................     (26.6)       (74.3)       9.8       (91.1)
Policy fees and other income................................     346.6        144.5        0.2       491.3
                                                             ---------    ---------   --------   ---------
   Total revenues...........................................   1,821.2        812.1       20.0     2,653.3
                                                             ---------    ---------   --------   ---------
Benefits and other changes in policy reserves...............     780.6        324.8         --     1,105.4
Interest credited...........................................     217.4        323.9         --       541.3
Acquisition and operating expenses, net of deferrals........     145.6         79.5       19.1       244.2
Amortization of deferred acquisition costs and intangibles..     106.8         44.6         --       151.4
Interest expense............................................     204.6           --        0.5       205.1
                                                             ---------    ---------   --------   ---------
   Total benefits and expenses..............................   1,455.0        772.8       19.6     2,247.4
                                                             ---------    ---------   --------   ---------
Income before income taxes and equity in net income of
  unconsolidated subsidiary.................................     366.2         39.3        0.4       405.9
Provision (benefit) for income taxes........................     125.8        (25.2)       0.7       101.3
                                                             ---------    ---------   --------   ---------
Income (loss) before equity in net income of unconsolidated
  subsidiary................................................     240.4         64.5       (0.3)      304.6
Equity in net income of unconsolidated subsidiary...........        --           --       19.1        19.1
                                                             ---------    ---------   --------   ---------
Net income.................................................. $   240.4    $    64.5   $   18.8   $   323.7
                                                             =========    =========   ========   =========

Total assets................................................ $14,880.0    $29,456.7   $1,640.4   $45,977.1
                                                             =========    =========   ========   =========

   The following is a summary of our segments and Corporate and Other activities as of the year ended December 31, 2006:

                                                                        Retirement
                                                                        Income and   Corporate
(Amounts in millions)                                       Protection Institutional and Other Consolidated
---------------------                                       ---------- ------------- --------- ------------
Premiums...................................................  $  875.4     $256.9       $  --     $1,132.3
Net investment income......................................     537.8      521.0        58.1      1,116.9
Net investment gains (losses)..............................      (2.8)      (7.5)       13.4          3.1
Policy fees and other income...............................     291.3       91.5          --        382.8
                                                             --------     ------       -----     --------
   Total revenues..........................................   1,701.7      861.9        71.5      2,635.1
                                                             --------     ------       -----     --------
Benefits and other changes in policy reserves..............     683.8      418.1          --      1,101.9
Interest credited..........................................     220.4      276.3          --        496.7
Acquisition and operating expenses, net of deferrals.......     151.7       66.8        24.0        242.5
Amortization of deferred acquisition costs and intangibles.      80.7       31.3          --        112.0
Interest expense...........................................     132.8         --         1.2        134.0
                                                             --------     ------       -----     --------
   Total benefits and expenses.............................   1,269.4      792.5        25.2      2,087.1
                                                             --------     ------       -----     --------
Income before income taxes.................................     432.3       69.4        46.3        548.0
Provision for income taxes.................................     153.2        6.9        28.3        188.4
                                                             --------     ------       -----     --------
Net income.................................................  $  279.1     $ 62.5       $18.0     $  359.6
                                                             ========     ======       =====     ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


(20) Quarterly Financial Data (unaudited)

   Our unaudited summarized quarterly results of operations for the years ended December 31 were as follows:

                        First Quarter Second Quarter Third Quarter  Fourth Quarter
                        ------------- -------------- -------------- ---------------
(Amounts in millions)    2008   2007   2008    2007   2008    2007    2008    2007
---------------------   ------ ------ ------  ------ ------  ------ -------  ------
Net investment income.. $271.2 $285.3 $239.8  $287.2 $221.9  $322.5 $ 215.4  $294.9
                        ====== ====== ======  ====== ======  ====== =======  ======
Total revenues/(1)/.... $609.9 $657.5 $402.6  $647.7 $406.8  $700.4 $ 268.5  $647.7
                        ====== ====== ======  ====== ======  ====== =======  ======
Net income (loss)/(2)/. $ 53.5 $ 93.5 $(90.7) $ 76.5 $(82.6) $114.4 $(289.5) $ 39.3
                        ====== ====== ======  ====== ======  ====== =======  ======

--------
/(1)/Included in the three months ended December 31, 2008 was net investment losses of $347.1 million, including $350.2 million of impairments partially offset by derivative gains.
/(2)/In addition to revenues discussed above, included in the three months ended December 31, 2008 was increased DAC amortization primarily due to loss recognition testing as a result of revisions to our expected gross profits related to unfavorable market impacts and volatility in equity markets. Also included was a benefit from income taxes.

            Report of Independent Registered Public Accounting Firm

The Board of Directors
Genworth Life and Annuity Insurance Company:

   Under date of March 2, 2009, we reported on the consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2008, which are included herein. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedules included herein. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

   In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

Richmond, Virginia
March 2, 2009

                                  Schedule I

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

       Summary of investments--other than investments in related parties
                             (Amounts in millions)

   As of December 31, 2008, the amortized cost or cost, fair value and carrying value of our invested assets were as follows:

                                                      Amortized
                                                       cost or             Carrying
Type of Investment                                      cost    Fair value  value
------------------                                    --------- ---------- ---------
Fixed maturity securities:
   Bonds:
       U.S. government, agencies and authorities..... $   158.3 $   174.2  $   174.2
       Government--non-U.S...........................     178.7     162.2      162.2
       Public utilities..............................     794.8     735.2      735.2
       All other corporate bonds.....................  12,205.0   9,700.1    9,700.1
                                                      --------- ---------  ---------
          Total fixed maturity securities............  13,336.8  10,771.7   10,771.7
Equity securities....................................      99.6      90.0       90.0
Commercial mortgage loans............................   2,704.1     xxxxx    2,704.1
Policy loans.........................................     505.8     xxxxx      505.8
Other invested assets/(1)/...........................   2,216.9     xxxxx    2,772.2
                                                      --------- ---------  ---------
          Total investments.......................... $18,863.2     xxxxx  $16,843.8
                                                      ========= =========  =========

--------
/(1)/The amount shown in the consolidated balance sheets for other invested assets differs from amortized cost or cost presented, as other invested assets includes certain assets with a carrying amount that differs from amortized cost or cost.




   See Accompanying Report of Independent Registered Public Accounting Firm

                                 Schedule III

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                      Supplemental Insurance Information
                             (Amounts in millions)

                                         Deferred                 Policyholder   Liabilities
                                        Acquisition Future Policy   Account    for Policy and  Unearned
Segment                                    Costs      Benefits      Balances   Contract Claims Premiums
-------                                 ----------- ------------- ------------ --------------- --------
December 31, 2008:
   Protection..........................  $2,675.1     $2,329.6     $ 4,865.8       $264.8       $19.2
   Retirement Income and Institutional.     619.7      7,606.6       9,151.5         16.1          --
                                         --------     --------     ---------       ------       -----
       Total...........................  $3,294.8     $9,936.2     $14,017.3       $280.9       $19.2
                                         ========     ========     =========       ======       =====
December 31, 2007:
   Protection..........................  $2,429.1     $2,206.1     $ 4,815.6       $249.3       $21.4
   Retirement Income and Institutional.     533.1      7,603.3       9,146.7         13.8          --
                                         --------     --------     ---------       ------       -----
       Total...........................  $2,962.2     $9,809.4     $13,962.3       $263.1       $21.4
                                         ========     ========     =========       ======       =====

                                                   Interest                   Amortization
                                                 Credited and    Acquisition  of Deferred
                                       Net       Benefits and   and Operating Acquisition
                           Premium  Investment Other Changes in Expenses, Net  Costs and   Premiums
Segment                    Revenue    Income   Policy Reserves  of Deferrals  Intangibles  Written
-------                    -------- ---------- ---------------- ------------- ------------ --------
December 31, 2008:
   Protection............. $  920.3  $  522.0      $  992.8        $163.2        $116.4    $  908.6
   Retirement Income and
     Institutional........    148.2     428.9         596.7          87.9         127.6       148.2
   Corporate and Other....       --      (2.6)           --          19.1            --          --
                           --------  --------      --------        ------        ------    --------
       Total.............. $1,068.5  $  948.3      $1,589.5        $270.2        $244.0    $1,056.8
                           ========  ========      ========        ======        ======    ========
December 31, 2007:
   Protection............. $  891.9  $  609.3      $  998.0        $145.6        $106.8    $  869.2
   Retirement Income and
     Institutional........    171.3     570.6         648.7          79.5          44.6       171.2
   Corporate and Other....       --      10.0            --          19.1            --          --
                           --------  --------      --------        ------        ------    --------
       Total.............. $1,063.2  $1,189.9      $1,646.7        $244.2        $151.4    $1,040.4
                           ========  ========      ========        ======        ======    ========
December 31, 2006:
   Protection............. $  875.4  $  537.8      $  904.2        $151.7        $ 80.7    $  840.1
   Retirement Income and
     Institutional........    256.9     521.0         694.4          66.8          31.3       256.9
   Corporate and Other....       --      58.1            --          24.0            --          --
                           --------  --------      --------        ------        ------    --------
       Total.............. $1,132.3  $1,116.9      $1,598.6        $242.5        $112.0    $1,097.0
                           ========  ========      ========        ======        ======    ========


   See Accompanying Report of Independent Registered Public Accounting Firm

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

   (a) Financial Statements

   All required financial statements are included in Part B of this Registration Statement.

   (b) Exhibits


(1)(a) Resolution of the Board of Directors of GE Life and Annuity Assurance
       Company authorizing the GE Life & Annuity Separate Account 7.
       Previously filed on April 20, 2006 with the initial Registration
       Statement on Form N-4 to Genworth Life & Annuity VA Separate Account
       2, File No. 333-133425, and incorporated herein.

(1)(b) Resolution of Board of Directors of GE Life and Annuity Assurance
       Company authorizing the change in name of GE Life & Annuity Separate
       Account 7 to Genworth Life & Annuity VA Separate Account 2.
       Previously filed on April 20, 2006 with the initial Registration
       Statement on Form N-4 to Genworth Life & Annuity VA Separate Account
       2, File No. 333-133425, and incorporated herein.

(2)    Not applicable.

(3)(a) Underwriting Agreement between Genworth Life and Annuity Insurance
       Company and Capital Brokerage Corporation. Previously filed on July
       28, 2006 with Pre-Effective Amendment No. 1 on Form N-4 to Genworth
       Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

(3)(b) Form of Dealer Sales Agreement. Previously filed on July 28, 2006 with Pre-Effective Amendment No. 1 on Form N-4 to Genworth Life &
       Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

(4)(a) Form of contract. Previously filed on April 20, 2006 with the initial
       Registration Statement on Form N-4 to Genworth Life & Annuity VA
       Separate Account 2, File No. 333-133425, and incorporated herein.

(4)(b) Form of Commutation of Monthly Income Endorsement. Previously Filed on April 25, 2008 with Post-Effective Amendment No. 2 on Form N-4 to
       Genworth Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

(5)    Form of Application. Previously filed on July 28, 2006 with
       Pre-Effective Amendment No. 1 on Form N-4 to Genworth Life & Annuity
       VA Separate Account 2, File No. 333-133425, and incorporated herein.

(6)(a) Amended and Restated Articles of Incorporation of Genworth Life and
       Annuity Insurance Company. Previously filed on January 3, 2006 with
       Post-Effective Amendment No. 23 on Form N-4 to Genworth Life &
       Annuity VA Separate Account 1, File No. 333-63531, and incorporated herein.

(6)(b) By-Laws of Genworth Life and Annuity Insurance Company. Previously filed on January 3, 2006 with Post-Effective Amendment No. 23 on Form
       N-4 to Genworth Life & Annuity VA Separate Account 1, File No.
       333-63531, and incorporated herein.

(7)    Not applicable.

(8)    Participation Agreement among Genworth Life and Annuity Insurance
       Company, GE Investments Funds, Inc. and GE Investments Distributors,
       Inc. Previously filed on April 23, 2007 with Post-Effective Amendment
       No. 1 on Form N-4 to Genworth Life & Annuity VA Separate Account 2,
       File No. 333-133425, and incorporated herein.

(9) Opinion and Consent of Heather C. Harker, Counsel for Genworth Life and Annuity Insurance Company. Filed herewith.

(10) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(11)   Not applicable.

(12)   Not applicable.

(13)   Power of Attorney. Filed herewith.

Item 25.  Directors and Officers of the Depositor


Name                    Positions and Offices with Depositor
----                    ------------------------------------
Pamela S. Schutz        Chairperson of the Board, President and Chief Executive
                        Officer

Paul A. Haley           Director, Senior Vice President and Chief Actuary

Ronald P. Joelson(2)    Director, Senior Vice President and Chief Investment Officer

Leon E. Roday(1)        Director and Senior Vice President

Geoffrey S. Stiff       Director and Senior Vice President

John G. Apostle, II(1)  Senior Vice President and Chief Compliance Officer

Thomas E. Duffy         Senior Vice President, General Counsel and Secretary

Christopher J. Grady    Senior Vice President

Patrick B. Kelleher(1)  Senior Vice President

Kelly L. Groh           Senior Vice President and Chief Financial Officer

James H. Reinhart       Senior Vice President

Thomas M. Stinson       Senior Vice President

Jac J. Amerell          Vice President and Controller

Heather C. Harker       Vice President and Associate General Counsel

Gary T. Prizzia(1)      Treasurer

Matthew P. Sharpe       Vice President

Michael P. Cogswell     Vice President


   The principal business address for those listed above is Genworth Life and Annuity Insurance Company, 6610 W. Broad Street, Richmond, VA 23230 unless otherwise noted.


   (1) The principal business address is Genworth Financial, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.

   (2) The principal business address is Genworth Financial, Inc., 3001 Summer Street, Stamford, Connecticut 06905.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

                                  [FLOW CHART]



Item 27.  Number of Contract Owners


   There were two Qualified Contracts issued as of March 31, 2009.


Item 28.  Indemnification

   Sections 13.1-876 and 13.1-881 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation's best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Genworth Life and Annuity Insurance Company's Articles of Incorporation provide that Genworth Life and Annuity Insurance Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of Genworth Life and Annuity Insurance Company against any liability incurred by him or her in connection with such proceeding, unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of Genworth Life and Annuity Insurance Company, the board of directors may cause Genworth Life and Annuity Insurance Company to indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of Genworth Life and Annuity Insurance Company, or is or was serving at the request of Genworth Life and Annuity Insurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

                                    *  *  *

Item 29.  Principal Underwriters

   (a) Capital Brokerage Corporation is the principal underwriter of the contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through Genworth Life & Annuity VL Separate Account 1, Genworth Life & Annuity VA Separate Account 1, Genworth Life & Annuity VA Separate Account 2, Genworth Life & Annuity VA Separate Account 3, and Genworth Life & Annuity VA Separate Account 4.

   (b) Management


        Name                   Address             Positions and Offices with Underwriter
        ----                    -------            --------------------------------------
John G. Apostle, II... 6620 W. Broad St.         Director
                       Richmond, VA 23230
Christopher J. Grady.. 6610 W. Broad St.         Director, President and Chief Executive
                       Richmond, VA 23230        Officer
Geoffrey S. Stiff..... 6610 W. Broad St.         Director and Senior Vice President
                       Richmond, VA 23230
Patrick B. Kelleher... 6620 W. Broad St.         Senior Vice President
                       Richmond, VA 23230
Edward J. Wiles, Jr... 3001 Summer St.,          Senior Vice President
                       2nd Floor
                       Stamford, CT 06905
Scott E. Wolfe........ 6610 West Broad St.       Senior Vice President and Chief Compliance
                       Richmond, VA 23230        Officer
Kelly L. Groh......... 6610 W. Broad Street      Chief Financial Officer
                       Richmond, Virginia 23230
James H. Reinhart..... 6610 W. Broad St.         Vice President
                       Richmond, VA 23230
Michele L. Trampe..... 6610 W. Broad St.         Vice President and Controller
                       Richmond, VA 23230
Gary T. Prizzia....... 6620 W. Broad Street      Treasurer
                       Richmond, VA 23230
Bonnie C. Turner...... 6610 West Broad St.       Financial & Operations Principal
                       Richmond, VA 23230

                                (2)
          (1)             Net Underwriting      (3)           (4)
   Name of Principal       Discounts and   Compensation    Brokerage      (5)
      Underwriter           Commissions    on Redemption  Commissions Compensation
   -----------------      ---------------- -------------  ----------- ------------
Capital Brokerage
  Corporation............  Not Applicable  Not Applicable     0.0%         $0

Item 30.  Location of Accounts and Records

   All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by Genworth Life and Annuity Insurance Company at 6610 West Broad Street, Richmond, Virginia 23230.

Item 31.  Management Services

   Not applicable.

Item 32.  Undertakings

   (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Genworth Life and Annuity Insurance Company at the address or phone number listed in the prospectus.

  STATEMENT PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940.

   (d) Genworth Life and Annuity Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Genworth Life and Annuity Insurance Company.

  STATEMENT PURSUANT TO RULE 6C-7 OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company offers and will offer Contracts to participants in the Texas Optional Retirement Program. In connection therewith, Genworth Life and Annuity Insurance Company and Genworth Life & Annuity VA Separate Account 2 rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of paragraphs (a)-(d) of the Rule have been or will be complied with.

  SECTION 403(B) OF THE INTERNAL REVENUE CODE REPRESENTATIONS

   Genworth Life and Annuity Insurance Company represents that in connection with its offering of Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES


   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 27/th/ day of April, 2009.



                                   GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2
                                                    (Registrant)

                                   By:         /S/  MICHAEL P. COGSWELL
                                        ---------------------------------------
                                                  Michael P. Cogswell
                                                    Vice President



                                   GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                                                     (Depositor)

                                   By:         /S/  MICHAEL P. COGSWELL
                                        ---------------------------------------
                                                  Michael P. Cogswell
                                                    Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


          Name                            Title                       Date
          ----                            -----                       ----

 /s/  *PAMELA S. SCHUTZ   Chairperson of the Board, President    April 27, 2009
-------------------------   and Chief Executive Officer
    Pamela S. Schutz

/s/  *RONALD P. JOELSON   Director, Senior Vice President and    April 27, 2009
-------------------------   Chief Investment Officer
   Ronald P. Joelson

  /s/  *PAUL A. HALEY     Director, Senior Vice President and    April 27, 2009
-------------------------   Chief Actuary
     Paul A. Haley

  /s/  *LEON E. RODAY     Director and Senior Vice President     April 27, 2009
-------------------------
     Leon E. Roday

/s/  *GEOFFREY S. STIFF   Director and Senior Vice President     April 27, 2009
-------------------------
   Geoffrey S. Stiff

  /s/  *KELLY L. GROH     Senior Vice President and Chief        April 27, 2009
-------------------------   Financial Officer
     Kelly L. Groh

  /s/  *JAC J. AMERELL    Vice President and Controller          April 27, 2009
-------------------------
     Jac J. Amerell



*By:  /s/  MICHAEL P. COGSWELL  , pursuant to Power of                 April 27, 2009
      -------------------------   Attorney executed on April 7, 2009.
        Michael P. Cogswell